                                                                      PROSPECTUS

                                                         NORTHSTAR LIFE VARIABLE
                                                          UNIVERSAL LIFE ACCOUNT

                                                Northstar Life Insurance Company

Variable Universal Life Insurance Policy

This prospectus describes Variable Universal Life Insurance Policies issued by Northstar Life Insurance Company ("Northstar Life", "we", "us" or "our").

The policies are designed for use in group-sponsored insurance programs to provide life insurance protection and the flexibility to vary premium payments. Certificates are documents, generally held by individuals, setting forth or summarizing the rights of the owners and/or insureds and will be issued under the group contract. A group contract is the Northstar Life Variable Group Universal Life Insurance Policy issued to the contractholder. The contractholder is the sponsor of the group-sponsored insurance program.

The certificate owner may allocate net premiums to one or more of the sub-accounts of a separate account of Northstar Life called the Northstar Life Variable Universal Life Account (herein "separate account"). The owner is the owner of the certificate as designated in the signed application or as subsequently changed as set forth in the certificate and this prospectus. The value of your investment in the separate account will vary with the investment experience of the selected sub-accounts of the separate account. There is no guaranteed minimum value associated with the separate account and its sub-accounts. Subject to the limitations in the policy and this prospectus, net premiums may also be allocated to a guaranteed account of Northstar Life.

The separate account, through its sub-accounts, invests its assets in shares of Advantus Series Fund, Inc. (the "Advantus Series Fund"), Fidelity's Variable Insurance Products Funds ("Fidelity VIP"), Janus Aspen Series and W&R Target Funds, Inc. (collectively the "Funds"). The Funds offer their shares exclusively to variable insurance products and certain qualified plans and have 21 portfolios which are available for contracts offered under this prospectus (the "Portfolios"). They are:

ADVANTUS SERIES FUND                             JANUS ASPEN SERIES
- Bond Portfolio                                 - Janus Aspen Series Capital Appreciation
- Index 400 Mid-Cap Portfolio                      Portfolio--Service Shares
- Index 500 Portfolio                            - Janus Aspen Series International Growth
- International Bond Portfolio                     Portfolio--Service Share
- Maturing Government Bond Portfolio (target     W&R TARGET FUNDS, INC.
  maturity of 2010)                              - W&R Balanced Portfolio
- Money Market Portfolio                         - W&R Core Equity Portfolio
- Mortgage Securities Portfolio                  - W&R Growth Portfolio
- Real Estate Securities Portfolio               - W&R International II Portfolio
FIDELITY VIP                                     - W&R Micro Cap Growth Portfolio
- VIP Contrafund(R) Portfolio: Initial Class     - W&R Small Cap Growth Portfolio
  Shares                                         - W&R Small Cap Value Portfolio
- VIP Equity-Income Portfolio: Initial Class     - W&R Value Portfolio
  Shares
- VIP High Income Portfolio: Initial Class
  Shares

This prospectus must be accompanied by the current prospectuses of the Funds. This prospectus should be read carefully and retained for future reference.

The group contract and the certificates issued thereunder have not been approved or disapproved by the Securities and Exchange Commission ("SEC"). Neither the SEC nor any state has determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus is not an offering in any jurisdiction in which the offering would be unlawful. We have not authorized any dealer, salesman, or other person to give any information or make any representations in connection with this offering other than those contained in the prospectus, and, if given or made, you should not rely on them.

The date of this prospectus and the statement of additional information is April 30, 2004.

Northstar Life Insurance Company

The Trebloc Building
301 East State Street
Ithaca, New York 14850

(607) 645-0540                                                  (NORTHSTAR LOGO)

TABLE OF CONTENTS

                                                                Page
Questions and Answers about the Variable Group Universal
  Life Insurance Contract...................................      2
General Descriptions........................................      9
     Northstar Life Insurance Company.......................      9
     Northstar Life Variable Universal Life Account.........      9
     Additions, Deletions or Substitutions..................     11
          Voting Rights.....................................     12
          The Guaranteed Account............................     12
          Summary Information...............................     13
          Guaranteed Account Value..........................     13
Charges.....................................................     13
     Premium Expense Charges................................     13
          Sales Charge......................................     13
          Premium Tax Charge................................     14
          Federal Tax Charge................................     14
     Account Value Charges..................................     14
          Monthly Deduction.................................     14
          Withdrawal Charge.................................     15
          Transfer Charge...................................     15
          Additional Benefits Charges.......................     16
     Separate Account Charges...............................     16
     Fund Charges...........................................     16
     Guarantee of Certain Charges...........................     16
Information about the Certificate...........................     16
     Applications and Certificate Issue.....................     16
     Exchange Privilege.....................................     17
     Paid-Up Insurance Option...............................     17
     Dollar Cost Averaging..................................     17
     Free Look..............................................     18
     Conversion Privilege to an Individual Policy...........     18
     Continuation of Group Coverage.........................     19
     Additional Benefits....................................     19
          Accelerated Benefits Rider........................     19
          Waiver of Premium Rider...........................     19
          Accidental Death and Dismemberment Rider..........     20
          Child Rider.......................................     20
          Spouse Rider......................................     20
          Policyholder Contribution Rider...................     20
     General Matters Relating to the Certificate............     20
          Postponement of Payments..........................     20
          The Certificate...................................     20
          Control of Certificate............................     21
          Maturity..........................................     21
          Beneficiary.......................................     21
          Change of Beneficiary.............................     21
          Settlement Options................................     21
          Certificate Changes...............................     22
          Conformity with Statutes..........................     22
          Claims of Creditors...............................     22
          Incontestability..................................     22
          Assignment........................................     22
          Suicide...........................................     22
          Misstatement of Age...............................     22
          Experience Credits................................     22
          Reports...........................................     23

                                        I

                                                                Page
     General Provisions of the Group Contract...............     23
          Issuance..........................................     23
          Termination.......................................     23
          Right to Examine Group Contract...................     23
          Entire Group Contract.............................     23
          Ownership of Group Contract and Group Contract
          Changes...........................................     23
Certificate Premiums........................................     25
     Premium Limitations....................................     25
     Allocation of Net Premiums and Account Value...........     25
Death Benefit and Account Values............................     26
     Change in Face Amount..................................     28
          Increases.........................................     28
          Decreases.........................................     28
          Changes in Face Amount Due to a Change in Death
          Benefit Option....................................     28
     Payment of Death Benefit Proceeds......................     28
     Account Values.........................................     29
          Determination of the Guaranteed Account Value.....     29
          Determination of the Separate Account Value.......     29
          Unit Value........................................     30
          Net Investment Factor.............................     30
          Daily Values......................................     30
Surrenders, Withdrawals and Transfers.......................     31
     Transfers..............................................     32
Loans.......................................................     33
     Loan Interest..........................................     34
     Loan Repayments........................................     34
Lapse and Reinstatement.....................................     35
     Lapse..................................................     35
     Reinstatement..........................................     35
Federal Tax Status..........................................     36
     Distribution of Certificates...........................     39
Other Matters...............................................     40
     Legal Proceedings......................................     40
     Registration Statement.................................     40
     Financial Statements...................................     40
Statement of Additional Information.........................     41

                                        II

QUESTIONS AND ANSWERS ABOUT THE VARIABLE GROUP UNIVERSAL LIFE INSURANCE CONTRACT

SUMMARY OF BENEFITS AND RISKS
     All of the benefits and risks summarized below are subject to the terms, conditions and restrictions of the group-sponsored insurance program, the certificate and this prospectus.
     A variable universal life insurance certificate is an adjustable benefit life insurance contract that allows accumulation of cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums. The cash value of the certificate will fluctuate with the performance of the sub-accounts of the separate account. The choice of available investment options ("sub-accounts") is determined under the group-sponsored insurance program. Values may be transferred among the available investment options. An owner may make a withdrawal from his/her certificate, surrender his/her certificate or take certificate loans. Each certificate has a minimum Face Amount of death coverage. The death benefit of a certificate may be greater than its Face Amount, as further described in this prospectus. If a certificate is in force upon the insured's death, the death benefit will be paid to the designated beneficiary.

RISKS OF OWNING A VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
     The account values of a certificate, to the extent invested in sub-accounts of the separate account, have no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value and, in some cases, may increase the cost of insurance. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. You should carefully review each Fund prospectus before purchasing the contract.
     A universal life insurance certificate is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values and is unsuitable as a short-term investment vehicle.
     There is a risk that a certificate will lapse. As described in the "Lapse and Reinstatement" section of this prospectus, lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.
     Certificate loans may increase the risk of policy lapse, may have a negative effect on a certificate's cash value and may reduce a certificate's death benefit.
     In some circumstances, experience credits, loans and amounts received from a withdrawal or surrender of the certificate will be subject to federal income taxation and an additional 10 percent income tax. For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.
     Consistent with the group-sponsored insurance program, the group policy, the certificate and this prospectus, we reserve the right to limit the size, number and frequency of transfers, limit the amount of a certificate loan, and restrict certificate withdrawals and surrenders.

WHAT IS A UNIVERSAL LIFE INSURANCE CERTIFICATE?
     A universal life insurance certificate is an adjustable benefit life insurance contract issued pursuant to a group policy. Unlike term life insurance, universal life insurance coverage allows you to accumulate cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums (which means premium payments may be increased or decreased as allowed for by the certificate and this prospectus).
     An adjustable benefit certificate has a stated Face Amount of insurance payable in the event of the death of the insured, which is paid for by the deduction of specified monthly charges from the account values. The Face Amount is the minimum amount of death benefit proceeds paid upon the death of the insured, so long as the certificate remains in force and there are no outstanding loans. We will also deduct from the Face Amount any unpaid monthly deduction. The Face Amount is shown on the specifications page attached to the certificate. The insured is the person whose life is covered by life insurance under a certificate. Unlike term life insurance, universal life insurance coverage may be adjusted by the owner of the certificate, without the necessity of issuing a new certificate for that owner. There are limitations to these adjustments and we may require evidence of insurability before requested increases take effect.
     Universal life insurance coverage is provided without specifying the frequency and amount of each premium payment (as is the practice for scheduled premium life insurance certificates). The time and amount of the payment of premium may be determined by the owner. The life insurance coverage will remain in force for an insured so long as monthly charges may be deducted from the existing balance in the certificate's net cash value. The net cash value is the account value of a certificate less any outstanding certificate loans and accrued certificate loan interest charged (plus any accrued loan interest credits) and less any charges due. It is the amount an owner may obtain through surrender of the certificate.
     Subject to restrictions described herein, an owner may make payments in excess of that minimum amount required to keep a certificate in force, take full or partial surrenders of cash values and take out certificate loans. If cash values are insufficient for the payment of the required monthly charges, then a premium payment is required or the life insurance coverage provided to the owner will lapse.
     A universal life insurance certificate may be inappropriate for individuals seeking life insurance protection which is the equivalent of term-type coverage. Term life insurance coverage is usually for a fixed period of time for a fixed premium.

WHAT MAKES THE CERTIFICATE "VARIABLE"?
     The certificate is termed "variable" because unlike a universal life certificate which provides for the accumulation of certificate values at fixed rates determined by the insurance company, variable universal life insurance certificate values may be invested in variable investment options. The variable investment options invest in a separate account. The separate account we use for our group contracts is called the Northstar Life Variable Universal Life Account. The separate account keeps its assets separate from the other assets of Northstar Life. The separate account has sub-accounts which invest in corresponding Portfolios of the Funds. Thus, the owner's account value, to the extent invested in the variable investment options (sub-accounts), will vary with the positive or negative investment experience of the corresponding Portfolios of the Funds. The account value of a certificate is the sum of the separate account value, guaranteed account value and loan account value. The separate account value is the sum of all current sub-account values into which the owner has made allocations. The guaranteed account value is the sum of all net premiums and transfers allocated to the guaranteed account and interest declared thereon and experience credits, if any, minus amounts transferred to the separate account or removed in connection with a withdrawal or loan and minus charges assessed against the guaranteed account value. The loan account value is the portion of the general account attributable to loans under a certificate together with accrued interest.

IS THERE AN INVESTMENT PERFORMANCE RISK?
     Yes. The account value of the certificate, to the extent invested in sub-accounts of the separate account, has no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value. The certificate also offers the owner the opportunity to have the account value appreciate more rapidly than it would under comparable fixed benefit certificates by virtue of favorable investment performance. In addition, under some certificates, the death benefit will also increase and decrease (but not below the guaranteed amount) with investment experience.
     Owners seeking the traditional insurance protections of a guaranteed account value may allocate net premiums to the certificate's guaranteed account option which provides for guaranteed accumulation at a fixed rate of interest. Additional information on this option may be found under the heading "The Guaranteed Account."

WHAT VARIABLE INVESTMENT OPTIONS ARE AVAILABLE?
     The separate account currently invests in 21 Portfolios of the Funds. Not all of the Portfolios of the Funds may be made available for investment by the separate account. The group sponsor may select which Portfolios will be made available to owners under its insurance program. The group sponsor is the employer, association or organization that is sponsoring a program of insurance for the group members. We reserve the right to add, combine or remove other eligible Funds or Portfolios. Owners may choose from the following Portfolios of the Funds:

  Advantus Series Fund Portfolios include:

     Bond Portfolio
     Index 400 Mid-Cap Portfolio
     Index 500 Portfolio
     International Bond Portfolio
     Maturing Government Bond Portfolio -- 2010
     Money Market Portfolio
     Mortgage Securities Portfolio
     Real Estate Securities Portfolio

  Additional Fund Portfolios include:

     Fidelity VIP Contrafund Portfolio: Initial   Class Shares
     Fidelity VIP Equity-Income Portfolio:   Initial Class Shares
     Fidelity VIP High Income Portfolio: Initial   Class Shares
     Janus Aspen Series Capital Appreciation   Portfolio -- Service Shares
     Janus Aspen Series International Growth   Portfolio -- Service Shares
     W&R Target Funds, Inc. -- Balanced Portfolio
     W&R Target Funds, Inc. -- Core Equity Portfolio
     W&R Target Funds, Inc. -- Growth Portfolio
     W&R Target Funds, Inc. -- International II Portfolio
     W&R Target Funds, Inc. -- Micro Cap Growth Portfolio
     W&R Target Funds, Inc. -- Small Cap Growth Portfolio
     W&R Target Funds, Inc. -- Small Cap Value Portfolio
     W&R Target Funds, Inc. -- Value Portfolio

     There is no assurance that any Portfolio will meet its objectives. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. You should carefully review each Fund prospectus before purchasing the contract.

HOW CAN NET PREMIUMS BE ALLOCATED?
     In the initial signed application for life insurance, the owner may indicate the desired allocation of net premiums among the guaranteed account and the available sub-accounts of the separate account, subject to the limitations in the certificate and this prospectus. All future net premiums will be allocated in the same proportion until the owner requests a change in the allocation. Similarly, the owner may request a transfer of amounts between sub-accounts or between the sub-accounts and the guaranteed account, subject to the limitations in the certificate and this prospectus.

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE CERTIFICATE?
     We offer two death benefit options under the certificate. Under "Option A", a level death benefit, the death benefit is the Face Amount of the certificate. Under "Option B", a variable death benefit, the death benefit is the Face Amount of the certificate plus the net cash value. So long as a certificate remains in force and there are no certificate loans, the minimum death benefit under either option will be at least equal to the current Face Amount (less any monthly deduction). The death benefit proceeds will be adjusted by the amount of any charges due or overpaid and any outstanding certificate loans and certificate loan interest due determined as of the date of death.
     For information on the death benefit option applicable to your certificate see the "Death Benefit" section of this prospectus.
     There is a minimum initial Face Amount for the certificate which is stated on the specifications page of the certificate. The owner may generally change the Face Amount, but evidence of insurability of the insured may be required for certain Face Amount increases.
     There is a minimum death benefit based on the account value that is required to preserve the qualification of this certificate as life insurance under Section 7702 of the Internal Revenue Code (the "Code"). This is further described under the heading "Death Benefit and Account Values" of this prospectus.

ARE THE BENEFITS UNDER A CERTIFICATE SUBJECT TO FEDERAL INCOME TAX?
     We believe that the owner's certificate should qualify as a life insurance contract for federal income tax purposes. Assuming that a certificate qualifies as a life insurance contract for federal income tax purposes, the benefits under certificates described in this prospectus should receive the same tax treatment under the Code as benefits under traditional fixed benefit life insurance certificates. Therefore, death proceeds payable under variable life insurance certificates should be excludable from the beneficiary's gross income for federal income tax purposes. The owner's net cash value should grow tax-deferred until such cash value is actually distributed to the owner.
     Tax treatment described above relating to distributions is available only for certificates not described as "modified endowment contracts." For federal income tax purposes, certificates described as modified endowment contracts are treated as life insurance only with respect to the tax treatment of death proceeds and the tax-free inside buildup of yearly account value increases. However, amounts received by the owner of a modified endowment contract, such as experience credits, loans and amounts received from a withdrawal or from a surrender of the certificate will be subject to the same tax treatment as amounts received under an annuity during the accumulation period. Annuity tax treatment includes the 10 percent additional income tax imposed on the portion of any distribution that is included in income, except where the distribution or loan:
-   is made on or after the owner attains age 59 1/2,
-   is attributable to the owner becoming disabled, or
- is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and beneficiary.
     Determining whether a certificate is a modified endowment contract requires an examination of the premium paid in relation to the death benefit of the certificate. A certificate would be a modified endowment contract if the total premiums during the first seven contract years exceed the total sum of the net level premiums which would be paid under a seven-pay life certificate. A certificate which is subject to a material change will be treated as a new certificate on the date that the material change takes effect, to determine whether it is a modified endowment contract. The account value on the material change date will be taken into account in determining whether the seven-pay standard is met.
     For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.

DOES THE OWNER HAVE ACCESS TO THE ACCOUNT VALUES?
     Yes. The net cash value, subject to the limitations in the certificate and this prospectus, is available to the owner during the insured's lifetime. The net cash value may be used:
-   to provide retirement income,
-   as collateral for a loan,
- to continue some amount of insurance protection without payment of premiums, or
-   to obtain cash by surrendering the certificate in full or in part.
     The owner may borrow, as a certificate loan, an amount up to 90 percent of the owner's account value less any existing loan account value. The loan account is the portion of the general account attributable to loans under a certificate. Each alternative for accessing the owner's account value may be subject to conditions described in the certificate or under the headings "Death Benefit and Account Values", "Surrenders, Withdrawals and Transfers" and "Loans" of this prospectus.
     In general, the owner may request a surrender of or a withdrawal from the certificate at any time while the insured is living. A surrender or withdrawal may have federal income tax consequences. (See "Federal Tax Status".)
     A withdrawal of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group-sponsored insurance program. The minimum will never exceed $500. The maximum withdrawal is equal to 100% of the net cash value. We reserve the right to limit the number of withdrawals to one per certificate month, change the minimum amount for withdrawals, limit the frequency of withdrawals, or restrict or prohibit withdrawals from the guaranteed account.

WHAT CHARGES ARE ASSOCIATED WITH THE CERTIFICATE?
     We assess certain charges against each premium payment and the account values under each certificate and against the asset value of the separate account. These charges, which are largely designed to cover our expenses in providing insurance protection and in distributing and administering the certificates are fully described under the heading "Charges" of this prospectus. The specific charges are shown on the specifications page of the certificate. There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Funds. We also reserve the right to charge against the separate account assets, or make other provisions, for additional tax liability we incur with respect to the separate account or the certificates.

FEE TABLES
     The following tables describe the fees and expenses that an owner will pay when buying, owning and surrendering the certificate. The first table describes the fees and expenses that the owner will pay at the time that he or she buys the certificate, surrenders the certificate, or transfers cash value between available investment options.

                                TRANSACTION FEES

Charge                                         When Charge is Deducted        Amount Deducted
------                                        --------------------------   ----------------------
Maximum Sales Charge Imposed on Premiums....  From Each Premium Payment*   5% of Premium+
Maximum Premium Tax Charge..................  From Each Premium Payment*   4% of Premium+
Maximum Federal Tax Charge**................  From Each Premium Payment*   1.25% of Premium++
Maximum Deferred Sales Charge...............  None                         N/A
Maximum Withdrawal Fee......................  From Each Withdrawal         Lesser of $25 or 2% of
                                                                           Withdrawal Amount+
Maximum Transfer Fee........................  Upon Each Transfer+++        $10+++

------------
  * The charge may be waived in some group sponsored insurance programs for premiums received in conjunction with an Internal Revenue Code Section 1035 exchange.

  ** The federal tax charge is not included in the line item for premium tax charges. For a discussion of the federal tax charge see the "Federal Tax Charge" section of this prospectus.

  + Actual fee varies based on the group-sponsored insurance program under which the certificate is issued.

 ++ For certificates considered to be individual under OBRA the charge will not exceed 1.25 percent of premium. If a certificate is considered to be a group certificate under OBRA, the charge will not exceed 0.35 percent of premium.

+++ There is currently no transfer fee. A charge, not to exceed $10 per transfer, may be imposed in the future.

     The next table describes the fees and expenses that an owner will pay periodically during the time that the owner owns the certificate, not including the fees and expenses detailed in the fund operating expense tables below.

              PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

Charge                                 When Charge is Deducted                Amount Deducted
------                             -------------------------------    -------------------------------
COST OF INSURANCE
  MAXIMUM & MINIMUM CHARGE.....    Certificate Date and Each          Maximum: $25.26 Per Month Per
                                   Subsequent Monthly Anniversary     $1,000 of Coverage(1)
                                                                      Minimum: $0.03 Per Month Per
                                                                      $1,000 of Coverage(1)
  REPRESENTATIVE CHARGE FOR A
  45 YEAR OLD NON-SMOKING
  CERTIFICATEHOLDER............    Certificate Date and Each          $0.11 Per Month Per $1,000 of
                                   Subsequent Monthly Anniversary     Coverage(1)
ANNUAL MAINTENANCE FEE.........    None                               N/A
ADMINISTRATION CHARGE..........    Certificate Date and Each          Maximum: $4 Per Month
                                   Subsequent Monthly Anniversary
LOAN INTEREST CHARGE...........    Each Monthly Anniversary           8 percent Per Annum(2)

ACCIDENTAL DEATH AND
DISMEMBERMENT CHARGE...........    Certificate Date and Each          Maximum: $0.10 Per Month Per
                                   Subsequent Monthly Anniversary     $1,000 of Coverage(3)
WAIVER OF PREMIUM CHARGE.......    Certificate Date and Each          Maximum: 50% of the Cost of
                                   Subsequent Monthly Anniversary     Insurance Charge(3)
CHILD RIDER CHARGE.............    Certificate Date and Each          Maximum: $0.35 Per Month Per
                                   Subsequent Monthly Anniversary     $1,000 of Coverage(3)

Charge                                 When Charge is Deducted                Amount Deducted
------                             -------------------------------    -------------------------------
SPOUSE RIDER CHARGE
  MAXIMUM & MINIMUM CHARGE.....    Certificate Date and Each          Maximum: $25.26 Per Month Per
                                   Subsequent Monthly Anniversary     $1,000 of Coverage(1)(3)
                                                                      Minimum: $0.03 Per Month Per
                                                                      $1,000 of Coverage(1)(3)
  REPRESENTATIVE CHARGE FOR A
  45 YEAR OLD NON-SMOKING
  CERTIFICATEHOLDER............    Certificate Date and Each          Representative: $0.11 Per Month
                                   Subsequent Monthly Anniversary     Per $1,000 of Coverage(1)(3)

------------
(1) The charges will vary depending upon the insured's age and, depending upon the group sponsored insurance program, smoking status. The charges noted may not be representative of the charges that a particular certificate owner would pay. For information regarding the specific cost of insurance rate that will apply to a particular certificate please contact Northstar Life at 1-800-667-4631, during our normal business hours of 9:00 a.m. to 5:45 p.m., Eastern Time.

(2) Interest is also credited to the amount of the certificate loan at a rate not less than 6 percent per year. For a complete discussion of loan interest charges and credits see the "Loan Interest" section of this prospectus.

(3) This certificate option is not available in all group sponsored insurance programs. The actual charge may vary depending upon the group sponsored insurance program.

     The next table describes the total annual Fund operating expenses that an owner will pay while he or she owns the certificate. The table shows the minimum and maximum expenses (as a percentage of Fund assets) charged by any of the Funds. More detail concerning a particular Fund and its Portfolios' fees and expenses is contained in the Prospectus for that Fund. Unless otherwise noted, expenses are shown as of December 31, 2003, and are shown as a percentage of average daily net assets for the described Portfolios.

                         ANNUAL FUND OPERATING EXPENSES
             (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS INCLUDING
        MANAGEMENT FEES, DISTRIBUTION (12B-1) FEES AND OTHER EXPENSES)*

Fee Description                                               Minimum    Maximum
---------------                                               -------    -------
Total Annual Fund Operating Expenses........................   .45%       1.39%

------------

* The operating expense information presented in this table does not reflect fee waivers and expense reductions of the Funds. In general, Fund advisers are free to discontinue the waivers and reductions at any time. For more detailed information about the fee and expense charges, fee waivers (if applicable) and expense reductions (if applicable) for a particular Fund Portfolio please see that Fund's prospectus.

                                                            GENERAL DESCRIPTIONS

NORTHSTAR LIFE INSURANCE COMPANY
     Northstar Life Insurance Company, The Trebloc Building, 301 East State Street, Ithaca, New York 14850, is a stock life insurance company organized in 1988 under the laws of New York. We are a wholly-owned subsidiary of Minnesota Life Insurance Company, ("Minnesota Life") incorporated in and having its principal office at 400 Robert Street North, Saint Paul, Minnesota 55101. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company." All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. We are licensed to conduct a life insurance business in New York. Any benefits due and owing pursuant to a certificate are obligations of Northstar Life Insurance Company.

NORTHSTAR LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
     The separate account was established on May 1, 1996, by our Board of Directors in accordance with certain provisions of the New York insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940, but such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the separate account. The separate account meets the definition of a "separate account" under the federal securities laws.
     We are the legal owner of the assets in the separate account. The obligations to certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Northstar Life. Our general assets back these obligations. The New York law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance certificates for which the separate account was established. The income gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.
     The separate account has 21 sub-accounts. Each sub-account invests in shares of a corresponding Portfolio of the Funds. Not all of the Portfolios of the Funds may be available for investment by the separate account.
     The separate account currently invests in the Advantus Series Fund, Fidelity VIP, Janus Aspen Series and W&R Target Funds, Inc. The Funds prospectuses accompany this prospectus. For additional copies please call us at 1-800-667-4631. You should read each prospectus carefully before investing in the Certificate.
     The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no effect on the investment performance of the other Portfolios.
     All dividends and capital gains distributions from each Portfolio are automatically reinvested in shares of that Portfolio at net asset value.

     Below is a list of the Portfolios and their adviser or sub-adviser.

Fund/Portfolio                        Investment Adviser
--------------                                                        Investment Sub-Adviser
                                   -------------------------  --------------------------------------
ADVANTUS SERIES FUND:
Bond Portfolio.................    Advantus Capital
                                   Management, Inc.
Index 400 Mid-Cap Portfolio....    Advantus Capital
                                   Management, Inc.
Index 500 Portfolio............    Advantus Capital
                                   Management, Inc.
International Bond Portfolio...    Advantus Capital           Julius Baer Investment Management Inc.
                                   Management, Inc.
Maturing Government Bond           Advantus Capital
  Portfolio -- 2010............    Management, Inc.
Money Market Portfolio.........    Advantus Capital
                                   Management, Inc.
Mortgage Securities                Advantus Capital
  Portfolio....................    Management, Inc.
Real Estate Securities             Advantus Capital
  Portfolio....................    Management, Inc.
FIDELITY VIP:
Contrafund Portfolio:
  Initial Class Shares.........    Fidelity Management &      FMR Co., Inc., Fidelity Management &
                                   Research Company           Research (U.K.) Inc., Fidelity
                                                              Management & Research (Far East) Inc.,
                                                              Fidelity Investments Japan Limited,
                                                              Fidelity International Investment
                                                              Advisors, Fidelity International
                                                              Investment Advisors (U.K.) Limited
Equity-Income Portfolio:
  Initial Class Shares.........    Fidelity Management &      FMR Co., Inc.
                                   Research Company
High Income Portfolio:
  Initial Class Shares.........    Fidelity Management &      FMR Co., Inc., Fidelity Management &
                                   Research Company           Research (U.K.) Inc., Fidelity
                                                              Management & Research (Far East) Inc.,
                                                              Fidelity Investments Japan Limited,
                                                              Fidelity International Investment
                                                              Advisors, Fidelity International
                                                              Investment Advisors (U.K.) Limited
JANUS ASPEN SERIES:
Capital Appreciation               Janus Capital
  Portfolio -- Service
  Shares.......................
International Growth               Janus Capital
  Portfolio -- Service
  Shares.......................
W&R TARGET FUNDS, INC.:
W&R Balanced Portfolio.........    Waddell & Reed Investment
                                   Management Company
W&R Core Equity Portfolio......    Waddell & Reed Investment
                                   Management Company
W&R Growth Portfolio...........    Waddell & Reed Investment
                                   Management Company
W&R International II               Waddell & Reed Investment  Templeton Investment Counsel, LLC
  Portfolio....................    Management Company
W&R Micro Cap Growth               Waddell & Reed Investment  Wall Street Associates
  Portfolio....................    Management Company
W&R Small Cap Growth               Waddell & Reed Investment
  Portfolio....................    Management Company
W&R Small Cap Value Portfolio..    Waddell & Reed Investment  State Street Research & Management
                                   Management Company         Company
W&R Value Portfolio............    Waddell & Reed Investment
                                   Management Company

ADDITIONS, DELETIONS OR SUBSTITUTIONS
     We reserve the right to add, combine or remove any sub-accounts of the Variable Universal Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. New sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the separate account. Any new investment option will be made available to existing owners on whatever basis we may determine.
     We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the separate account. If investment in a Portfolio of the Funds should no longer be possible or if we determine it becomes inappropriate for certificates of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing account values and future premium payments. A substitution may be made only with any necessary approval of the Securities and Exchange Commission.
     We reserve the right to transfer assets of the separate account as determined by us to be associated with the certificates to another separate account. A transfer of this kind may require the approval of state regulatory authorities and of the Securities and Exchange Commission.
     We also reserve the right, when permitted by law, to restrict or eliminate any voting right of owners or other persons who have voting rights as to the separate account, and to combine the separate account with one or more other separate accounts, and to de-register the separate account under the Investment Company Act of 1940.
     Shares of the Portfolios of the Advantus Series Fund are also sold to separate accounts of our affiliate Minnesota Life. These separate accounts are used to receive and invest premiums paid under other variable annuity contracts and variable life certificates issued by Minnesota Life. Portfolio shares are also offered to certain other unaffiliated life insurance companies to fund such separate accounts.
     Shares of the Portfolios of Fidelity VIP are also sold to other life insurance companies' separate accounts, for the purpose of funding other variable annuity and variable life insurance contracts.
     Shares of the Portfolios of Janus Aspen Series are also sold to other life insurance companies' separate accounts for the purpose of funding variable life contracts and variable annuity contracts, and are also available under certain qualified retirement plans.
     Shares of the Portfolios of W&R Target Funds, Inc. are also sold to other life insurance companies' separate accounts for the purpose of funding variable life contracts and variable annuity contracts, and are also available under certain qualified retirement plans.
     The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts, as the investment medium for such policies and contracts issued by Northstar Life and other affiliated and unaffiliated life insurance companies, and as the investment medium for certain participating qualified plans to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in one of the Funds at the same time or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Northstar Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, one of the Funds' Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Funds' shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

VOTING RIGHTS We will vote the shares of the Funds held in the various sub-accounts of the Variable Universal Life Account at regular and special shareholder meetings of the Funds in accordance with the owner's instructions. If, however, the Investment Company Act of 1940, as amended, or any regulation thereunder should change and we determine that it is permissible to vote the shares of the Funds in our own right, we may elect to do so. The number of votes as to which the owner has the right to instruct will be determined by dividing his or her sub-account value by the net asset value per share of the corresponding Portfolio of the Funds. The sub-account value is the number of units of a sub-account credited to a certificate multiplied by the current unit value for that sub-account. Fractional shares will be counted. The number of votes as to which the owner has the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited in writing prior to the meeting in accordance with procedures established by the Funds. We will vote shares of the Funds held by the separate account as to which no instructions are received in proportion to the voting instructions which are received from certificate owners with respect to all certificates participating in the separate account. Each owner having a voting interest will receive proxy material, reports and other material relating to the Funds.
     We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of one or more of the Funds if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of certificate owners or if we determine that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in the owner's next semi-annual report.

THE GUARANTEED ACCOUNT The guaranteed account is assets other than the loan account that are attributable to a certificate and held in our general account. The owner may allocate net premiums and may transfer net cash values of the certificate, subject to the limitations in the certificate and this prospectus, to our guaranteed account.
     Because of exemptive and exclusionary provisions, interests in Northstar Life's guaranteed account have not been registered under the Securities Act of 1933, and the guaranteed account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the guaranteed account nor any interest therein is subject to the provisions of these Acts, and Northstar Life has been advised that the staff of the SEC does not review disclosures relating to it. Disclosures regarding the guaranteed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
     This prospectus describes a Variable Universal Life Insurance group contract and certificate and is generally intended to serve as a disclosure document only for the aspects of the group contract and certificate relating to the sub-accounts of the separate account. For more information about the guaranteed account, please see the certificate and the summary information provided immediately below.

SUMMARY INFORMATION Northstar Life's general account consists of all assets owned by Northstar Life other than those in the separate account and any other separate accounts which we may establish. The guaranteed account is that portion of the general assets of Northstar Life, exclusive of loans, which is attributable to the group contract and certificate described herein and others of their class. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of group contracts and certificates of this class. Allocations to the guaranteed account become part of the general assets of Northstar Life and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the guaranteed account. Owners do not share in the actual investment experience of the assets in the guaranteed account.
     A portion or all the net premiums may be allocated or transferred to accumulate at a fixed rate of interest in the guaranteed account, though we reserve the right to restrict the allocation of premium into the guaranteed account. Transfers from the guaranteed account to the sub-accounts of the separate account are subject to certain limitations with respect to timing and amount. These restrictions are described under the heading "Transfers." Amounts allocated or transferred to the guaranteed account are guaranteed by us as to principal and a minimum rate of interest.

GUARANTEED ACCOUNT VALUE Northstar Life bears the full investment risk for amounts allocated to the guaranteed account and guarantees that interest credited to each owner's account value in the guaranteed account will not be less than the minimum guaranteed annual rate without regard to the actual investment experience of the guaranteed account. The minimum guaranteed annual rate is 3 percent. We may, at our sole discretion, credit a higher rate of interest ("excess interest") although we are not obligated to do so. Any interest credited on the certificate's account value in the guaranteed account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. The owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.
     Even if excess interest is credited to the guaranteed account value, no excess interest will be credited to the loan account value in the guaranteed account. However, the loan account value will be credited interest at a rate which is not less than 6 percent per annum.

                                                                         CHARGES

     Premium expense and account value charges will be deducted in connection with the certificates and paid to us, to compensate us for providing the insurance benefits set forth in the certificates, administering the certificates, incurring expenses in distributing the certificates and assuming certain risks in connection with the certificates. These charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine the charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.
     There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Funds.

PREMIUM EXPENSE CHARGES
     The premium expense charges described below will be deducted from each premium payment we receive. The remaining amount, or net premium, will be allocated to the guaranteed account and/or sub-accounts of the separate account, as directed by the owner, and become part of the certificate's net cash value.

SALES CHARGE We may deduct a sales charge from each premium paid under the certificate. Sales charges vary based on the group-sponsored insurance program under which the certificate is issued. The charge will never exceed 5 percent of each premium paid. The sales charge will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the level of commissions paid to agents and brokers and their affiliated broker-dealers, and other circumstances of which we are not presently aware. We may waive the sales charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate. In addition, we may waive the sales charge for premiums paid by designated payors under a group-sponsored insurance program (for example, insureds versus the group sponsor).
     The amount of the sales charge in any certificate year cannot be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, which may include profits from the cost of insurance charge or administration charge.

PREMIUM TAX CHARGE We will deduct a percentage of premium charge, not to exceed 4 percent of each premium received, for premium taxes. Premium tax charges vary based on the group-sponsored insurance program under which the certificate is issued. This charge is to compensate us for our payment of premium taxes that are imposed by state and local jurisdictions, and such other charges or expenses as we may incur with respect to the certificates, including guaranty fund assessments. This charge will be between 0 percent and 4 percent of each premium payment. We may waive the premium tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

FEDERAL TAX CHARGE Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. This has resulted in an additional corporate income tax liability for insurance companies. For certificates deemed to be group certificates for purposes of OBRA, we make a charge against each premium payment to compensate us for the additional corporate taxes we pay for these policies. The charge will not exceed 0.35 percent of premium. OBRA imposes a higher certificate acquisition expense to be capitalized on certificates deemed to be individual contracts under OBRA which results in significantly higher corporate income tax liability for those deemed individual contracts. Thus, under certificates deemed to be individual contracts under OBRA, we make a charge of up to 1.25 percent of each premium payment. We may waive the federal tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

ACCOUNT VALUE CHARGES
     The account value charges described below will be deducted from the net cash value. If the net cash value is insufficient to cover the account value charges, the certificate will lapse unless sufficient payment is received within the grace period.

MONTHLY DEDUCTION The charges deducted as part of the monthly deduction vary based on the group-sponsored insurance program under which the certificate is issued. As of the certificate date and each subsequent monthly anniversary, we will deduct an amount from the net cash value of the owner's certificate to cover certain charges and expenses incurred in connection with the certificate. The monthly deduction will be the sum of the following applicable items: (1) an administration charge; (2) a cost of insurance charge; and (3) the cost of any additional insurance benefits provided by rider. The monthly anniversary is the first day of each calendar month on, or following, the issue date. The monthly deduction will be deducted from the guaranteed account value and the separate account value in the same proportion that those values bear to the net cash value and, as to the separate account, from each sub-account in the proportion that the sub-account value in such sub-account bears to the separate account value of the certificate.
     We may deduct an ADMINISTRATION CHARGE from the net cash value of the certificate each month. The administration charge will never exceed $4 per month. This charge is to compensate us for expenses incurred in the administration of the certificates. These expenses include the costs of processing enrollments, determining insurability, and establishing and maintaining certificate records. Differences in the administration charge applicable to specific group-sponsored insurance programs will be determined based on expected differences in the administrative costs for the certificates or in the amount of revenues that we expect to derive from the charge. Such differences may result, for example, from the number of eligible members in the group, the type and scope of administrative support provided by the group sponsor, the expected average certificate size, and the features to be included in certificates under the group-sponsored insurance program. An eligible member is a member of the group seeking insurance who meets the requirements stated on the specifications page of the group contract. This charge is not designed to produce a profit.
     The monthly COST OF INSURANCE will be calculated by multiplying the applicable cost of insurance rate based on the insured's Attained Age and rate class by the net amount at risk for each certificate month. The Attained Age is the issue age of the insured plus the number of completed certificate years. The net amount at risk for a certificate month is the difference between the death benefit and the account value. The net amount at risk may be affected by changes in the Face Amount of the certificate or by changes in the account value. Account value, to the extent invested in sub-accounts of the separate account, will vary depending upon the investment performance of the sub-accounts.
     Cost of insurance rates for each group-sponsored insurance program are determined based on a variety of factors related to group mortality including gender mix, average amount of insurance, age distribution, occupations, industry, geographic location, participation, level of medical underwriting required, degree of stability in the charges sought by the group sponsor, prior mortality experience of the group, number of actual or anticipated owners electing the continuation option, and other factors which may affect expected mortality experience. In addition, cost of insurance rates may be intended to cover expenses to the extent they are not covered by the other certificate charges. Changes in the current cost of insurance rates may be made based on any factor which affects the actual or expected mortality or expenses of the group.
     Changes to the cost of insurance rates are generally effective at the beginning of each certificate year, although changes may be made at other times if warranted due to a change in the underlying characteristics of the group, changes in benefits included in certificates under the group contract, experience of the group, changes in the expense structure, or a combination of these factors.
     Any changes in the current cost of insurance rates will apply to all persons of the same Attained Age and rate class under the group-sponsored insurance program. We and the group contractholder will agree to the number of classes and characteristics of each rate class. The classes may vary by tobacco users and non-tobacco users, active and retired status, owners of coverage continued under the continuation provision and other owners, and/or any other nondiscriminatory classes agreed to by the group sponsor.
     The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the certificate. These guaranteed rates are based on 1980 Commissioners Standard Ordinary 75% male age at last birthday Mortality Tables.
     Some group contracts will be issued using tobacco distinct cost of insurance rates. As a result, an otherwise healthy non-smoker who is part of a uni-tobacco group, may pay higher cost of insurance rates than if he/she was part of a group contract issued on a tobacco distinct basis.

WITHDRAWAL CHARGE For certificates under some group-sponsored insurance programs, a transaction charge will be assessed against the net cash value for each withdrawal to cover the administrative costs incurred in processing the withdrawal. The charge will not exceed the lesser of $25 or 2 percent of the amount withdrawn. This charge will be assessed in the same manner as the monthly deduction.

TRANSFER CHARGE There is currently no charge assessed on transfers of net cash value between the guaranteed account and the separate account or among the sub-accounts of the separate account. A charge, not to exceed $10 per transfer, may be imposed in the future.

ADDITIONAL BENEFITS CHARGES Additional benefits may be included with the certificate by rider, subject to the limitations of the group policy and this prospectus. Some of these additional benefits will have charges associated with them. For a complete discussion of additional benefits see the "Additional benefits" section of this prospectus.

SEPARATE ACCOUNT CHARGES
     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account, the group contract or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes. No such charge or provision is made at the present time.

FUND CHARGES
     Shares of the Funds are purchased for the separate account at their net asset value, which reflects advisory fees and portfolio expense fees which are assessed against the net asset value of each of the Portfolios of the Funds. Advisory fees and portfolio expense fees of the Funds are described in each Fund's prospectus.

GUARANTEE OF CERTAIN CHARGES
     We will not increase the following charges: (1) the maximum sales charge;
(2) the maximum premium tax charge; (3) the federal tax charge (unless there is a change in the law regarding the federal income tax treatment of deferred acquisition costs); (4) the maximum cost of insurance charge; (5) the maximum administration charge; (6) the maximum withdrawal transaction charge; and (7) the maximum transfer charge.

INFORMATION ABOUT THE CERTIFICATE

APPLICATIONS AND CERTIFICATE ISSUE
     We will generally issue a group contract to a group, as defined and permitted by state law. For example, a group contract may be issued to an employer, whose employees and/or their spouses may become insured thereunder so long as the person is within a class of members eligible to be included in the group contract. The class(es) of members eligible to be insured under the group contract are set forth in that group contract's specifications page. The group contract will be issued upon receipt of a signed application for the group contract signed by a duly authorized officer of the group wishing to enter into a group contract and the acceptance of that signed application by a duly authorized officer of Northstar Life at its home office. Individuals wishing to purchase a certificate insuring an eligible member under a group-sponsored insurance program must complete the appropriate application for life insurance and submit it to our home office. If the application is approved, we will issue a certificate. The issue of a group contract and its associated forms is always subject to the approval of those documents by state insurance regulatory authorities for use.
     Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfactory responses to certain health questions in the application and to provide, in some cases, medical information. Acceptance of an application is subject to our underwriting rules, and we reserve the right to reject an application for any reason.
     A certificate will not take effect until the owner signs the appropriate application for insurance, the initial premium has been paid prior to the insured's death, the insured is eligible, and we approve the completed signed application. The date on which the last event occurs shall be the effective date of coverage ("issue date").

EXCHANGE PRIVILEGE
     Within the first 18 certificate months of coverage, an owner may transfer all sub-account values under his or her certificate to the guaranteed account, without transfer or other restrictions, provided the group contract is in force and the required premiums are fully paid.
     If there is a material change to the investment policy of the separate account, an owner may transfer all sub-account values under his or her certificate to the guaranteed account without transfer or other restrictions provided the group contract is in force and the required premiums are fully paid.

PAID-UP INSURANCE OPTION
     Once per certificate year, an owner can apply his or her cash surrender value to purchase guaranteed fixed paid-up insurance under the group contract. If the owner applies his or her cash surrender value to purchase guaranteed fixed paid-up insurance under the group contract, we will terminate the owner's insurance provided under his or her original certificate and issue a new certificate specifications page showing the guaranteed fixed paid-up insurance. Insurance on any dependents insured by rider will terminate and such insurance can be converted to a policy of individual life insurance according to the conversion provisions of the rider.
     The death benefit provided by the guaranteed fixed paid-up coverage will be determined as follows:
- We will calculate the net cash value of the certificate on the date of the change. This will be the initial cash value of the guaranteed fixed paid-up coverage.
- The amount of the paid-up death benefit will be determined by multiplying the net cash value by a paid-up insurance factor. The minimum paid-up insurance factors are shown in the group contract.
- The minimum cash value of the paid-up death benefit is determined by dividing the paid-up death benefit by the applicable paid-up insurance factor as shown in the group contract.
     The net amount at risk provided by the guaranteed fixed paid-up coverage may not exceed the net amount at risk immediately prior to the exercise of this paid-up option. We reserve the right to return any excess net cash value and/or reduce the death benefit in order to achieve this.
     Paid-up insurance terminates at age 95.
     In no event will we be liable under the original and the guaranteed fixed paid-up coverages.
     A detailed statement of the method of computation of cash surrender values and other nonforfeiture benefits is on file with the Superintendent of Insurance for the State of New York.

DOLLAR COST AVERAGING
     We currently offer a dollar cost averaging option enabling the owner to preauthorize automatic monthly or quarterly transfers from the Money Market Sub-Account to any of the other sub-accounts. There is no charge for this option. The transfers will occur on monthly anniversaries. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and possibly over various market values. Since the value of the units will vary over time, the amounts allocated to a sub-account will result in the crediting of a greater number of units when the unit value is low and a lesser number of units when the unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that a certificate will not have losses.
     To elect dollar cost averaging the owner must have at least $3,000 in the Money Market Sub-Account. The automatic transfer amount from the Money Market Sub-Account must be at least $250. The minimum amount that may be transferred to any one of the other sub-accounts is $50. We reserve the right to discontinue, modify or suspend the dollar cost averaging program at any time.
     A dollar cost averaging request form is available to the owner upon request. On the form the owner will designate the specific dollar amount to be transferred, the sub-accounts to which the transfer is to be made, the desired frequency of the transfer and the total number of transfers to be made. If at any time while the dollar cost averaging option is in effect, the amount in the Money Market Sub-Account is insufficient to cover the amount designated to be transferred the current election in effect will terminate.
     An owner may instruct us at any time to terminate the dollar cost averaging election by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The amount from which transfers were being made will remain in the Money Market Sub-Account unless a transfer request is made. Transfers made pursuant to the dollar cost averaging option will not be subject to any transfer charges, in the event such charges are imposed.

FREE LOOK
     It is important to us that the owner is satisfied with the certificate after it is issued. If the owner is not satisfied with it, the owner may return the certificate to us within 10 days after the owner receives it. If the certificate is returned, the owner will receive within seven days of the date we receive the notice of cancellation a full refund of the premiums paid.
     A request for an increase in Face Amount also may be canceled. The request for cancellation must be made within the 10 days, or that period required by applicable state law, after the owner receives the new certificate specifications page for the increase.
     Upon cancellation of an increase, the owner may request that we refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made without the increase. If no request is made, we will increase the certificate's account value by the amount of these additional charges. This amount will be allocated among the sub-accounts of the separate account and guaranteed account in the same manner as it was deducted.

CONVERSION PRIVILEGE TO AN INDIVIDUAL POLICY
     If the group contract is terminated or if the insured's insurance under the group contract ends due to the termination of his or her employment or membership in the class or classes eligible for coverage under the group contract or his or her insurance is reduced on or after the attainment of age sixty in any increment or series of increments totaling twenty percent or more of the amount of insurance in force under the certificate prior to the first reduction at age sixty, the insured/owner shall be entitled to convert such insurance to a policy of permanent individual life insurance within thirty one days of such termination or reduction, without providing evidence of insurability, subject to the following:
- the insured's/owner's written application to convert to an individual certificate and the first premium for the individual policy must be received in our home office within 31 days of the date the insurance terminates under the group contract; and
- the insured/owner may convert all or part of the amount of insurance under the group contract at the time of termination or, if insurance is reduced due to age, the amount of insurance equal to the amount which was reduced. The insured/owner may convert said amounts to any policy of permanent individual life insurance then customarily issued by us. The individual policy will not include any additional benefits, including, but not limited to disability benefits, accidental death or dismemberment benefits or accelerated benefits. The premium charge for this insurance will be based upon the insured's age as of his or her nearest birthday, the plan of insurance, and the class of risk to which the insured belongs on the date of conversion; and
- if the insured should die within 31 days of the date that insurance terminated under the group contract, the full amount of insurance that could have been converted under the certificate will be paid.
     If an insured has received accelerated payment of the full amount of his or her death benefit, any child dependent insured under such insured's certificate will be allowed to convert any such insurance to a policy of individual life insurance with Northstar Life.
     If an insured/owner is eligible to convert the insurance, the insured/owner may elect to continue such insurance under the group policy prior to converting to an individual policy by paying premiums directly to us. The insured/owner may continue such group life insurance for a period of up to one year at which time he or she may convert such insurance to an individual policy of permanent insurance with Northstar Life. Such conversion shall be subject to the rest of this conversion privilege section. Except for insurance that is eligible for conversion as a result of a reduction due to the age of the insured, insurance may be continued beyond one year according to the terms of the continuation of group coverage section. The cost of insurance and administration fee for this continued coverage may be higher.
     The insured/owner will be notified of his or her right to continue or convert the group life insurance provided by his or her certificate. If notification is made within 15 days before or after the event that results in termination or reduction of the group life coverage, the insured/owner will have 31 days from the date the insurance terminates to elect continuation or conversion. If the notice is given more than 15 days but less than 90 days after the event, the time allowed for the exercise of the continuation or conversion privilege shall be extended to 45 days after such notice is sent. If notice is not given within 90 days, the time allowed for the exercise of the continuation or conversion privilege expires 90 days after the terminating event. Such notice shall be mailed to the insured/owner at the insured's/owner's last known address.
     The continuation or conversion privilege is not available if the insured's/owner's coverage under this group policy terminates due to the insured's/owner's failure to make, when due, required premium contributions.

CONTINUATION OF GROUP COVERAGE
     If the insured's eligibility under the group contract ends, the current group coverage may continue unless:
-   the certificate is no longer in force; or
- the group contract has terminated, although we may allow continuation for certificates under some group-sponsored insurance programs if there is no successor plan (see below).
     If either of these limitations apply, the owner may still elect to continue the current group coverage, but only for a period not to exceed one year. At the end of this continuation period, he or she may convert such insurance to an individual certificate of permanent insurance with Northstar Life. Such conversion shall be subject to the rest of the Conversion Privilege section in the certificate and this prospectus.
     Successor plan shall mean another insurer's insurance policy(ies) with a cash accumulation feature or an annuity contract(s) that replaces the insurance provided under the group contract.
     The Face Amount of insurance will not change unless the owner requests a change. We reserve the right to alter all charges not to exceed the maximums. These charges may be higher than those applicable to certificates under the group contract that have not been continued under this provision.
     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder. A contractholder is an entity that is issued a group contract.

ADDITIONAL BENEFITS
     Subject to certain requirements, one or more of the following additional insurance benefits may be added to the certificate by rider. However, some group contracts may not offer each of the additional benefits described below. The descriptions below are intended to be general and the group contract, any riders, if applicable and the certificate, should be consulted. New benefit riders which are subsequently developed may also be offered under some group-sponsored insurance programs, and the terms of the riders will be identified in the certificate. The cost of any additional insurance benefits will be deducted as part of the monthly deduction.

ACCELERATED BENEFITS RIDER Provides for the accelerated payment of all or a portion of the death benefit proceeds if the insured is terminally ill, subject to the minimums and maximums specified in the rider. Eligibility requirements and conditions for payment of accelerated benefits are also described in the rider. The amount of accelerated benefit payable is calculated by multiplying the death benefit by an accelerated benefit factor defined in the rider. Accelerated benefits will be paid to the owner unless the owner validly assigns them otherwise. The receipt of benefits under the rider may have tax consequences and the owner should seek assistance from a qualified tax adviser. There is no charge for this rider.

WAIVER OF PREMIUM RIDER Provides for the waiver of the monthly deduction while the insured is totally disabled, subject to certain limitations described in the rider. The insured must have become disabled before the age specified in the rider.

ACCIDENTAL DEATH AND DISMEMBERMENT RIDER Provides additional insurance if the insured dies or becomes dismembered as a result of an accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the certificate will be paid upon receipt of proof by us that the death or dismemberment resulted directly from accidental injury and independently of all other causes. The death or dismemberment must occur within the timeframes specified in the rider.

CHILD RIDER Provides for term insurance on the insured's children, as specified in the rider. To be eligible for the insurance, the child must be of eligible age as indicated in the rider and be dependent upon the insured for financial support. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

SPOUSE RIDER Provides for term insurance on the insured's spouse and children, as specified in the rider. To be eligible for the insurance, spouse and children must meet the eligibility requirements indicated in the rider. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

POLICYHOLDER CONTRIBUTION RIDER Allows the contractholder to pay for all or a portion of the monthly charges under the certificate without affecting the account value which may accumulate due to employee-paid net premiums. The portion of the net premium paid by the contractholder will be allocated to the guaranteed account. On the same day such premium is allocated, the charges the contractholder intends to cover will be deducted from the guaranteed account value. There is no charge for this rider.

GENERAL MATTERS RELATING TO THE CERTIFICATE
POSTPONEMENT OF PAYMENTS Normally, we will pay any certificate proceeds within seven days after our receipt of all the documents required for such a payment. However, we reserve the right to defer certificate payments, including loans, for up to six months from the date of the owner's request, if such payments are based upon certificate values which do not depend on the investment performance of the separate account. In that case, if we postpone a payment other than a loan payment for more than 31 days, we will pay the owner interest. The minimum guaranteed annual rate is the greater of 3 percent, or the minimum rate required by state law for the period beyond that time that payment is postponed.
     If we have not mailed or delivered the loan amount requested by the owner, up to a maximum of the loan value of his or her certificate, within 10 days of receipt of the loan request in our home office, we will pay interest on the loan amount. Interest will be at an annual rate determined by us, but never less than 3 percent. Interest is calculated starting on the date the loan request is received in our home office and will be due starting on the tenth day following receipt of the loan request in our home office unless the amount of interest is less than $25.00, in which case, no interest is payable. For payments based on certificate values which do depend on the investment performance of the separate account, we may defer payment only: (a) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or (b) when the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.

THE CERTIFICATE The certificate, the attached signed application, endorsements, any signed application for an increase in Face Amount and any signed application for reinstatement constitute the entire contract between the owner and us. All statements made by the owner or insured in the signed application are considered representations and not warranties. No statement made by the insured will be used to contest his or her coverage unless a copy of the signed statement is or has been furnished to the insured or to the insured's beneficiary. The beneficiary is the person(s) named in a signed application for insurance or by later designation to receive certificate proceeds in the event of the insured's death. A beneficiary may be changed as set forth in the certificate and this prospectus. Any change to the certificate must be approved in writing by the President, a Vice President, Secretary or an Assistant Secretary of Northstar Life. No agent has the authority to alter or modify any of the terms, conditions or agreements of the certificate or to waive any of its provisions.

CONTROL OF CERTIFICATE The insured will be considered the owner of the certificate unless another person is shown as the owner in the signed application. Ownership may be changed, however, by assigning the certificate as described below. The owner is entitled to all rights provided by the certificate, prior to its maturity date. After the maturity date, the owner cannot change the payee nor the mode of payment, unless otherwise provided in the certificate. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one owner at a given time, all must exercise the rights of ownership. If the owner should die, and the owner is not the insured, the owner's interest will go to his or her estate unless otherwise provided.

MATURITY A certificate of insurance under the group contract matures in an amount equal to the certificate's net cash value upon the insured's 95th birthday.

BENEFICIARY The owner may name one or more beneficiaries on the signed application to receive the death benefit. The owner may choose to name a beneficiary that the owner cannot change without the beneficiary's consent. This is called an irrevocable beneficiary. If the owner has not named an irrevocable beneficiary, the owner has reserved the right to change the beneficiary by filing a subsequent written request with us. In that event, we will pay the death benefit to the beneficiary named in the most recent change of beneficiary request as provided for in the certificate.
     If a beneficiary dies before the insured, that beneficiary's interest in the certificate ends with that beneficiary's death. Only those beneficiaries who survive the insured will be eligible to share in the proceeds. If no beneficiary survives the insured we will pay the proceeds according to the following order of priority identified in the group contract.

CHANGE OF BENEFICIARY If the owner has reserved the right to change the beneficiary, the owner can file a written request with us to change the beneficiary. If the owner has named an irrevocable beneficiary, the written consent of the irrevocable beneficiary will be required. The owner's written request will not be effective until it is recorded in our home office records. After it has been so recorded, it will take effect as of the date the owner signed the request.
     However, if the insured dies before the request has been so recorded, the request will not be effective as to those proceeds we have paid before the owner's request was so recorded.

SETTLEMENT OPTIONS The death benefit proceeds of a certificate will be payable if we receive due proof of the insured's death while it is in force. The proceeds will be paid in a single sum unless a settlement option has been selected.
     We will pay interest on the death benefit of single sum death proceeds from the date of the insured's death until the date of payment. The minimum guaranteed annual rate is 3 percent, or the minimum rate required by state law for the period beyond that time that payment is postponed.
     The proceeds of a certificate may be paid in other than a single sum and the owner may, during the lifetime of the insured, request that we pay the proceeds under one of the certificate's settlement options. We may also use any other method of payment acceptable to both the owner and us. Unless the owner elects otherwise, a beneficiary may select a settlement option after the insured's death. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right.
     Each settlement option is payable in fixed amounts as described below. A person electing a settlement option will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. The payments do not vary with the investment performance of the separate account.
- INTEREST PAYMENTS This option will provide payment of interest on the proceeds at such times and for a period that is agreeable to the person electing the settlement option and us. Withdrawal of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.
- FIXED PERIOD ANNUITY This is an annuity payable in monthly installments for a specified number of years, from one to twenty years. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown on the settlement option agreement.
- LIFE ANNUITY This is an annuity payable monthly during the lifetime of the person who is to receive the income and terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown in the settlement option agreement. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if he or she died before the due date of the third annuity payment, etc.
- PAYMENTS OF A SPECIFIED AMOUNT This is an annuity payable in a specified amount until the proceeds and interest are fully paid.
     The minimum amount of interest we will pay under any settlement option will never be less than the minimum guaranteed annual rate, compounded annually, or the minimum rate required by state law, whichever is greater. The minimum guaranteed annual rate is 3 percent.

CERTIFICATE CHANGES We reserve the right to limit the number of certificate changes to one per certificate year and to restrict such changes in the first certificate year. For this purpose, changes include increases or decreases in Face Amount. No change will be permitted that would result in the death benefit under a certificate being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

CONFORMITY WITH STATUTES If any provision in a certificate is in conflict with the laws of the state governing the certificate, the provision will be deemed to be amended to conform to such laws.

CLAIMS OF CREDITORS Except as provided by law, neither the certificate nor any payment thereunder will be subject to the claims of creditors or to any legal process.

INCONTESTABILITY After a certificate has been in force during the insured's lifetime for two years from the certificate date, we cannot contest the insurance for any loss that is incurred more than two years after the certificate date, unless the net cash value has dropped below the amount necessary to pay the insured's cost of insurance on the insured's life. However, if there has been an increase in the amount of insurance for which we required evidence of insurability, then, to the extent of the increase, any loss which occurs within two years of the effective date of the increase will be contestable. We may elect to waive our right to contest the insurance for any loss that is incurred within two years after the certificate issue date where the certificate replaces existing coverage.

ASSIGNMENT The certificate may be assigned. However, we will not be bound by any assignment unless it is in writing and filed at our home office in Ithaca, New York. We assume no responsibility for the validity or effect of any assignment of the certificate or of any interest in it. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment. A valid assignment will take precedence over any claim of a beneficiary.

SUICIDE If the insured dies by suicide within two years of the original certificate date, our liability will be limited to an amount equal to the premiums paid for the certificate. If there has been a Face Amount increase for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the increase, our liability with respect to the increase will be limited to an amount equal to the cost of insurance charge attributable to that increase.

MISSTATEMENT OF AGE If the age of the insured has been misstated, the death benefit and account value will be adjusted. The adjustment will be the difference between two amounts accumulated with interest. These two amounts are:
-   the monthly cost of insurance charges that were paid; and
- the monthly cost of insurance charges that should have been paid based on the insured's correct age.
     The interest rates used are the rates that were used in accumulating guaranteed account values for that time period.

EXPERIENCE CREDITS Each year we will determine if this class of certificates and this certificate will receive an experience credit.

Experience credits, if received, may be added to the owner's account value or, if the owner elects, they may be paid in cash. Experience credits will vary based on the terms, claims experience and cost of insurance for the group-sponsored insurance program under which the group contract is issued. We will determine experience credits pursuant to our established actuarial procedures. We do not expect any experience credits will be declared.
     An experience credit applied to the account value will be allocated to the guaranteed account or to the sub-accounts of the separate account in accordance with the owner's current instructions for the allocation of net premiums. In the absence of such instructions, experience credits will be allocated to the guaranteed account value and separate account value in the same proportion that those account values bear to the net cash value and, as to the account value in the separate account, to each sub-account in the proportion that the sub-account value bears to the separate account value.
REPORTS Each year we will send the owner a report. At a minimum, the report will include the account value, the Face Amount, the death benefit as of the date of the report, the premiums paid during the year, loan activity and the certificate value. The report will be sent to the owner without cost. The report will be as of a date within two months of its mailing.

GENERAL PROVISIONS OF THE GROUP CONTRACT
ISSUANCE The group contract will be issued upon receipt of an application for group insurance signed by a duly authorized officer of the group sponsor and acceptance by a duly authorized officer of Northstar Life at our home office. TERMINATION The contractholder may terminate a group contract by giving us 31 days prior written notice of the intent to terminate. In addition, we may terminate a group contract or any of its provisions on 61 days' notice. We may elect to limit the situations in which we may exercise our right to terminate the group contract to situations such as the non-payment of premiums or where, during any twelve month period, the aggregate specified Face Amount for all certificates under the group contract or the number of certificates under a group contract decreases by certain amounts or below the minimum permissible levels we establish for the group contract. No individual may become insured under the group contract after the effective date of a notice of termination. However, if the group contract terminates, certificates may be converted to individual coverage as described under the heading "Conversion Privilege to an Individual Certificate."

     Upon termination of a group contract, we reserve the right to complete the distribution of account values attributable to the guaranteed account over a period of time determined by us, but not more than six months. This delayed distribution does not in any way continue or extend any insurance that has otherwise terminated due to termination of a group contract.

     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.
RIGHT TO EXAMINE GROUP CONTRACT The contractholder may terminate the group contract within 10 days, or that period required by law, after receiving it. To cancel the group contract, the contractholder should mail or deliver the group contract to us.
ENTIRE GROUP CONTRACT The group contract, the attached copy of the contractholder's signed application and any additional agreements constitute the entire contract between the contractholder and us. All statements made by the contractholder, any owner or any insured will be deemed representations and not warranties. A misstatement will not be used in any contest or to reduce claim under the group contract, unless it is in writing. A copy of the signed application containing such misstatement must have been given to the contractholder or to the insured or to his or her beneficiary, if any.
OWNERSHIP OF GROUP CONTRACT AND GROUP CONTRACT CHANGES The contractholder owns the group contract. The group contract may be changed or amended by agreement between us and the contractholder without the consent of, or notice to, any person claiming rights or benefits under the group contract. However, signed acceptance by owners or insureds is required for any amendment made after the effective date of this group contract which reduces or eliminates coverages for such owners or insureds and for which the owner or insured is making all required premium contributions. Unless the contractholder owns all of the certificates issued under the group contract, the contractholder does not have any ownership interest in the certificates issued under the group contract. The rights and benefits under the certificates of the owners, insureds and beneficiaries are as set forth in this prospectus and in the certificates.

                                                            CERTIFICATE PREMIUMS

     A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. The initial premium for a certificate must cover the premium expense charges and the first month's deductions. Premiums paid after the initial premium may be in any amount. A premium must be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the certificate in force.
     When the certificate is established, the certificate's specifications page may show premium payments scheduled and the amounts of those payments. However, under the certificate, the owner may elect to omit making those premium payments. Failure to pay one or more premium payments will not cause the certificate to lapse until such time as the net cash value is insufficient to cover the next monthly deduction. Therefore, unlike traditional insurance certificates, a certificate does not obligate the owner to pay premiums in accordance with a rigid and inflexible premium schedule.
     Failure of a group contractholder to remit the authorized premium payments may cause the group contract to terminate. Nonetheless, provided that there is sufficient net cash value to prevent the certificate from lapsing, the owner's insurance can be converted to an individual policy of life insurance in the event of such termination. (See "Conversion Privilege to an Individual Policy".) The owner's insurance can continue if the insured's eligibility under the group-sponsored insurance program terminates because the insured is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the specifications page to the group contract or certificate. (See "Continuation of Group Coverage".)

PREMIUM LIMITATIONS
     After the payment of the initial premium, and subject to the limitations described in this prospectus, premiums may be paid at any time in any amount while the insurance is in force under the certificate. Since the certificate permits flexible premium payments, it may become a modified endowment contract. (See "Federal Tax Status".) When we receive the signed application, our systems will test the owner's elected premium schedule to determine, if it is paid as scheduled and if there is no change made to the certificate, whether it will result in the certificate being classified as a modified endowment contract for federal income tax purposes. Our systems will continue to test the certificate with each premium payment to determine whether the certificate has attained this tax status. If we determine that the certificate has attained the status of a modified endowment contract, we will mail the owner a notice. The owner will be given a limited amount of time, subject to the restrictions under the Code, to request that the certificate maintain the modified endowment contract status. If the owner does not request to have this tax status maintained, the excess premium amounts paid that caused this tax status will be returned with interest at the end of the certificate year to avoid the certificate being classified as a modified endowment contract. The owner may request an immediate refund if it is desired earlier.

ALLOCATION OF NET PREMIUMS AND ACCOUNT VALUE
     Net premiums, which are premiums after the deduction of the charges assessed against premiums, are allocated to the guaranteed account and/or sub-accounts of the separate account which, in turn, invest in shares of the Funds. Net premiums are valued as of the end of the valuation period in which they are received. For further information on unit values see the "Unit Values" section of this prospectus.
     The owner makes the selection of the sub-accounts and/or the guaranteed account on the signed application for the certificate. The owner may change the allocation instructions for future premiums by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The allocation to the guaranteed account or to any sub-account of the separate account must be at least 10 percent of the net premium.
     Where the contractholder owns all the certificates and in certain other circumstances (for example, for split-dollar insurance programs), we will delay the allocation of net premiums to sub-accounts or the guaranteed account for a period of 10 days after certificate issue or certificate change to reduce market risk during this "free look" period. Net premiums will be allocated to the Money Market Sub-Account until the end of the period. We reserve the right to similarly delay the allocation of net premiums to sub-accounts for other group-sponsored insurance programs for a period of 10 days after certificate issue or certificate change. This right will be exercised by us only when we believe economic conditions make it necessary to reduce market risk during the "free look" period. If we exercise this right, net premiums will be allocated to the Money Market Sub-Account until the end of the period.
     We reserve the right to restrict the allocation of net premiums to the guaranteed account for certificates under some group-sponsored insurance programs. For these certificates, the maximum allocation of net premiums to the guaranteed account will range from 10 percent to 50 percent.

DEATH BENEFIT AND ACCOUNT VALUES

     If the certificate is in force at the time of the insured's death, upon receipt of due proof of death, we will pay the death benefit proceeds of the certificate based on the death benefit option elected for the certificate.
     There is a level death benefit ("Option A") and a variable death benefit ("Option B"). The death benefit under either option will never be less than the current Face Amount of the certificate (less any unpaid monthly deductions) as long as the certificate remains in force and there are no loans. The Face Amount elected must be at least the minimum stated on the specifications page of the certificate.

OPTION A -- LEVEL DEATH BENEFIT
     The amount of the death benefit for Option A is:
- the greater of the Face Amount of insurance on the date of death or the minimum death benefit on the date of death; plus
-   any premium received after the date of death; minus
- any unpaid monthly deductions due through the month in which death occurs, and any loan principal and accrued loan interest charges.

OPTION B -- INCREASING DEATH BENEFIT
     The amount of the death benefit for Option B is:
- the greater of the Face Amount of insurance on the date of death plus the account value as of the date of death, or the minimum death benefit on the date of death; plus
-   any premium received after the date of death; plus
-   any accrued loan interest credits; minus
- any unpaid monthly deductions due through the month in which death occurs, and any loan principal and accrued loan interest charges.
     The death benefit option for all certificates will initially be the death benefit option selected by the group sponsor. For certificates under some group-sponsored insurance programs, we will allow the owner to request a change in the death benefit option once, during the lifetime of the insured. For certificates where we do not allow the owner to request a change in the death benefit option, the death benefit option will remain unchanged from the group sponsor's initial selection. The current death benefit option will be shown on the specifications page of the certificate.
     If an owner elects to change the death benefit option from Option A to Option B, the Face Amount under Option B will be equal to the Face Amount under Option A less the certificate account value on the effective date of the change.
     If an owner elects to change the death benefit option from Option B to Option A, the Face Amount under Option A will be equal to the Face Amount under Option B plus the certificate account value on the effective date of the change.
     The minimum death benefit is an amount determined by us that is required to preserve the qualification of the certificate as a life insurance policy as defined by Section 7702 of the Internal Revenue Code. The minimum death benefit is a percentage of the account value. The percentage depends on the test used in determining the qualification of life insurance.
     At issue, the group sponsor may choose between two tests that may be used to determine if a certificate qualifies as life insurance as defined by Section 7702 of the Code. Once a test is selected for a certificate, it shall remain unchanged for that certificate. The two tests are the Guideline Premium/Cash Value Corridor Test and the Cash Value Accumulation Test. The test selected will determine how the death benefit is calculated in the event the account value or the premiums paid exceed certain limits established under Section 7702.
     The Cash Value Accumulation Test requires that the death benefit be greater than the account value times a specified percentage. The Guideline Premium/Cash Value Corridor Test limits the amount of premiums which may be paid in addition to requiring that the death benefit be greater than the account value times a specified percentage. Each certificate will be tested when premiums are paid, at the end of each month and at death for compliance to the test chosen for that certificate. Under either test, if the death benefit is not greater than the applicable percentage of the account value, or for the Guideline Premium/Cash Value Corridor Test, the premiums paid exceed the limit for the current death benefit, we will increase the Face Amount or return premium with interest to maintain compliance with IRC Section 7702.
     For the Cash Value Accumulation Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies by the age and underwriting class of the insured. The following table contains illustrative applicable percentages for this test for the non-tobacco underwriting class:

                             Applicable
Attained Age                 Percentage
------------                 ----------
35.........................     433%
45.........................     311
55.........................     227
65.........................     172
75.........................     138

     For the Guideline Premium/Cash Value Corridor Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies only by the age of the insured. The following table contains the applicable percentages for the account value portion of this test:

                             Applicable
Attained Age                 Percentage
------------                 ----------
40 & below.................     250%
41.........................     243
42.........................     236
43.........................     229
44.........................     222
45.........................     215
46.........................     209
47.........................     203
48.........................     197
49.........................     191
50.........................     185
51.........................     178
52.........................     171
53.........................     164
54.........................     157
55.........................     150
56.........................     146
57.........................     142
58.........................     138
59.........................     134
60.........................     130
61.........................     128
62.........................     126
63.........................     124
64.........................     122
65.........................     120
66.........................     119
67.........................     118
68.........................     117
69.........................     116
70.........................     115
71.........................     113
72.........................     111
73.........................     109

                             Applicable
Attained Age                 Percentage
------------                 ----------
74.........................     107
75-90......................     105
91.........................     104
92.........................     103
93.........................     102
94.........................     101
95.........................     100

     The premium limit under the Guideline Premium/Cash Value Corridor Test varies by the amount of the death benefit, the certificate year, age and underwriting class of the insured as well as the charges under the certificate. You may call us at 1-800-667-4631, during our normal business hours of 8:00 a.m. to 4:45 p.m., Eastern Time, if you would like us to calculate the maximum premium you may pay under your certificate for this test. If you pay up to the maximum premium amount your certificate may become a modified endowment contract. (See "Federal Tax Status".)

CHANGE IN FACE AMOUNT
     Subject to certain limitations set forth below, an owner may increase or decrease the Face Amount of a certificate. A written request must be sent directly to us for a change in the Face Amount. The Face Amount may also change due to a change in death benefit option. (See "Death Benefit and Account Values".) A change in the Face Amount will affect the net amount at risk which affects the cost of insurance charge. (See "Charges".) In addition, a change in the Face Amount of a certificate may result in a material change in the certificate that may cause it to become a modified endowment contract. More information on this subject and possible federal income tax consequences of this result is provided under the heading "Federal Tax Status."

INCREASES If an increase in the current Face Amount is applied for, we reserve the right to require evidence of insurability from the insured. The increase will become effective on the monthly anniversary on or following approval of the change or on any other date mutually agreed upon between the owner and us. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the net cash value in effect immediately after the increase must be sufficient to cover the next monthly deduction.
     With respect to premiums allocated to an increase, the owner will have the same "free look," conversion, and refund rights with respect to an increase as with the initial purchase of the owner's certificate. (See "Free Look".)

DECREASES Any decrease in the Face Amount will become effective on the monthly anniversary on or following our receipt of the written request. However, the amount of insurance on any insured may not be reduced to less than the minimum Face Amount indicated on the specifications page which is attached to the owner's certificate. Generally, this amount will be at least $10,000. If, following a decrease in Face Amount, the certificate would not comply with the maximum premium limitations required by federal tax law (see "Federal Tax Status"), the decrease may be limited or the account value may be returned to the owner (at the owner's election), to the extent necessary to meet these requirements.

CHANGES IN FACE AMOUNT DUE TO A CHANGE IN DEATH BENEFIT OPTION Changes in the Face Amount of insurance due to a change in death benefit option are effective on the monthly certificate anniversary on or following our receipt of the written request or on any other date mutually agreed upon between the owner and us.

PAYMENT OF DEATH BENEFIT PROCEEDS
     The amount payable as death proceeds upon the insured's death will be determined according to the death benefit option elected for the certificate. The death benefit proceeds will also include any amounts payable under any riders.
     If a rider permitting the accelerated payment of death benefit proceeds has been added to the certificate, the death benefit may be paid in a single lump sum prior to the death of the insured and may be less than otherwise would be paid upon the death of the insured. (See "Additional Benefits".)
     Death benefit proceeds will ordinarily be paid within seven days after we receive all information required for such payment, including due proof of the insured's death. Payment may, however, be postponed in certain circumstances. (See "Postponement of Payments".) Interest will be paid on the death benefit from the date of the insured's death until the date of payment. Interest will also be paid on any charges taken under the certificate since the date of death, from the date the charge was taken until the date of payment. Interest will be at an annual rate determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law, whichever is greater. The minimum guaranteed annual rate is 3 percent.
     Death benefit proceeds will be paid to the surviving beneficiary specified on the signed application or as subsequently changed. The owner may arrange for death benefit proceeds to be paid in a single lump sum or under one of the optional methods of settlement described below.
     When no election for an optional method of settlement is in force at the death of the insured, the beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Settlement Options".)
     An election or change of method of settlement must be in writing. A change in beneficiary revokes any previous settlement election.

ACCOUNT VALUES
     The certificate provides the owner certain account value benefits. Subject to certain limitations, the owner may obtain access to the net cash value portion of the account value of the certificate. The owner may borrow against the certificate's loan value and may surrender the certificate in whole or in part. The owner may also transfer the net cash value between the guaranteed account and the sub-accounts of the separate account or among the sub-accounts of the separate account.
     We will send the owner a report each year advising the owner of the certificate's account value, the Face Amount and the death benefit as of the date of the report. It will also summarize certificate transactions during the year, including premiums paid and their allocation, certificate charges, loan activity and the net cash value. It will be as of a date within two months of its mailing. We will also, upon the owner's request, send the owner an additional statement of past transactions at any time for a $15 fee, which will be deducted from the portion of account value that the owner specifies.
     Also, upon request made to us at our home office, we will provide information on the account value of a certificate to the owner. Such requests may be in writing, by telephone, by facsimile transmission or any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the heading "Transfers."

DETERMINATION OF THE GUARANTEED ACCOUNT VALUE The guaranteed account value is the sum of all net premium payments allocated to the guaranteed account. This amount will be increased by any interest, experience credits (see "General Matters Relating to the Certificate" for a detailed discussion), loan repayments, loan interest credits and transfers into the guaranteed account. This amount will be reduced by any certificate loans, loan interest charged, partial surrenders, transfers into the sub-accounts of the separate account and charges assessed against the owner's guaranteed account value. Interest is credited on the guaranteed account value of the certificate at a rate of not less than the minimum guaranteed annual rate, compounded annually. The minimum guaranteed annual rate is 3 percent. We guarantee the minimum rate for the life of the certificate without regard to the actual experience of the guaranteed account. As conditions permit, we may credit additional amounts of interest to the guaranteed account value. The owner's guaranteed account value is guaranteed by us. It cannot be reduced by any investment experience of the separate account.
     Upon termination of a group contract, we reserve the right to complete the distribution of account values attributable to the guaranteed account over a period of time determined by us, but not more than six months. This delayed distribution does not in any way continue or extend any insurance that has otherwise terminated due to termination of a group contract.

DETERMINATION OF THE SEPARATE ACCOUNT VALUE The certificate's separate account value is determined separately. The separate account value is not guaranteed. The determination of the separate account value is made by multiplying the current number of sub-account units credited to a certificate by the current sub-account unit value for each sub-account in which the owner is invested. A unit is an accounting device used to measure a certificate's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the valuation period during which we receive the owner's premium at our home office.
     Once determined, the number of units credited to the owner's certificate will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent periodic or lump sum net premiums, experience credits, loan interest credits and transfers to that sub-account. The number of additional units credited is determined by dividing the net premiums, experience credits and transfers to that sub-account by the then current unit value for that sub-account. The number of units of each sub-account credited to the owner's certificate will be decreased by certificate charges to the sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account. The reduction in the number of units credited is determined by dividing the deductions to that sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account by the then current unit value for that sub-account. The number of sub-account units will decrease to zero on a certificate surrender.

UNIT VALUE The unit value of a sub-account will be determined on each valuation date. A valuation date is each date on which a Fund Portfolio is valued. A valuation period is the period between successive valuation dates measured from the time of one determination to the next. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.

NET INVESTMENT FACTOR The net investment factor for a valuation period is the gross investment rate for such valuation period. The gross investment rate is equal to:
- the net asset value per share of a Fund share held in the sub-account of the separate account determined at the end of the current valuation period; plus
- the per share amount of any dividend or capital gains distribution by that Fund if the "ex-dividend" date occurs during the current valuation period; with the sum divided by
- the net asset value per share of that Fund held in the sub-account determined at the end of the preceding valuation period.
     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes. Any such charges will be subject to the maximums described in this prospectus.

DAILY VALUES We determine the value of the units in each sub-account on each day on which the Portfolios of the Funds are valued. The net asset value of the Funds' shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 4:00 p.m. Eastern Time, but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of a Funds' portfolio securities will not materially affect the current net asset value of such Funds' shares, (ii) days during which no shares of a Fund are tendered for redemption and no order to purchase or sell such Funds' shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading.
     Although the account value for each certificate is determinable on a daily basis, we update our records to reflect that value on each monthly anniversary. We also make certificate value determinations as of the date of the insured's death and on a certificate adjustment, surrender, or lapse. When the certificate value is determined, we will assess and update to the date of the transaction those charges made against the owner's account value, namely the administration charge and the cost of insurance charge. Increases or decreases in certificate values will not be uniform for all certificates but will be affected by certificate transaction activity, cost of insurance charges and the existence of certificate loans.

                                           SURRENDERS, WITHDRAWALS AND TRANSFERS

     The owner may request a surrender of or a withdrawal from the certificate at any time while the insured is living. To make a surrender, the owner sends us a written request for its surrender. The owner is then paid the net cash value of the certificate, computed as of the end of the valuation period during which we receive the surrender request at our home office. That payment can be in cash or, at the option of the owner, can be applied on a settlement option. A surrender or withdrawal may have federal income tax consequences. (See "Federal Tax Status".)
     A withdrawal of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group contract. The minimum will never exceed $500. The maximum withdrawal is equal to 100% of the net cash value. We reserve the right to limit the number of withdrawals to one per certificate month, change the minimum amount for withdrawals, limit the frequency of withdrawals, or restrict or prohibit withdrawals from the guaranteed account. A withdrawal will cause a decrease in the Face Amount equal to the amount surrendered if the current death benefit option for the certificate is Option A (level death benefit). A withdrawal has no effect on the Face Amount if the current death benefit option for the certificate is Option B (variable death benefit). However, since the account value is reduced by the amount of the withdrawal, the death benefit is reduced by the same amount, as the account value represents a portion of the death benefit proceeds.
     On a withdrawal, the owner may designate the sub-accounts of the separate account from which a withdrawal is to be taken or whether it is to be taken in whole or in part from the guaranteed account. Otherwise, withdrawals will be deducted from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value. We reserve the right to restrict or prohibit withdrawals from the guaranteed account. We will tell the owner, on request, what amounts are available for a withdrawal under the certificate.
     A transaction charge will be deducted from the net cash value in connection with a withdrawal for certificates under some group contracts. The amount of the charge will never exceed the lesser of $25 or 2 percent of the amount withdrawn. The charge will be allocated to the guaranteed account value and the separate account value in the same proportion as those values bear to the net cash value and, as to the separate account value, from each sub-account in the same proportion that the sub-account value of each such sub-account bears to the separate account value.
     Payment of a surrender or withdrawal will be made as soon as possible, but not later than seven days after our receipt of the owner's written request for surrender or withdrawal. However, if any portion of the net cash value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount the owner receives on surrender may be more or less than the total premiums paid under the certificate.

TRANSFERS
     The certificate allows for transfers of the net cash value among the available sub-accounts of the separate account, and to or from the guaranteed account. Transfers may be made in writing, by telephone or through any other method made available by us under the group-sponsored insurance program.
     There are restrictions to such transfers. The amount to be transferred to or from a sub-account of the separate account or the guaranteed account must be at least $250. If the balance in the guaranteed account or in the sub-account from which the transfer is to be made is less than $250, the entire account value attributable to that sub-account or the guaranteed account must be transferred. If a transfer would reduce the account value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining amount in the sub-account with the amount transferred. We also reserve the right to limit the number of transfers to one per policy month. Transfer privileges may be suspended or modified by us at any time. We reserve the right to restrict the frequency of, or otherwise modify, condition, or terminate, any transfer method(s). The transfer privilege is also subject to modification if we determine, at our sole discretion, that the exercise of the transfer privilege by one or more policy owners is or would be to the disadvantage of other policy owners. You will be notified in writing if your transfer privileges will be suspended or modified. The underlying funds may restrict the amounts or frequency of transfers in order to protect fund shareholders. This policy is not designed for market timing or other frequent trading activity and we do not accommodate or create exceptions for investors engaging in such activity. For more information on transactions related to your policy, you may contact us at 1-800-667-4631.
     There are additional restrictions to transfers involving the guaranteed account. The maximum amount of net cash value to be transferred out of the guaranteed account to the sub-accounts of the separate account is limited to 20 percent (or $250 if greater) of the guaranteed account value. Transfers to or from the guaranteed account are limited to one such transfer per certificate year. We may further restrict transfers from the guaranteed account by requiring that the request is received by us or postmarked in the 30-day period before or after the last day of the certificate anniversary. The certificate anniversary is the same day and month in each succeeding year as the certificate date, or the same day and month in each succeeding year as the date agreed to between the contractholder and us. The certificate anniversary is shown on the specifications page attached to the certificate. The certificate date is the first day of the calendar month on, or following, the issue date. This is the date from which certificate years and certificate months are measured. A certificate month is equal to a calendar month. A certificate year is a period of one year measured from the certificate date and from each successive certificate anniversary. Requests for transfers which meet these conditions would be effective after we approve and record them at our home office.
     For transfers out of the separate account or among the sub-accounts of the separate account, we will credit and cancel units based on the sub-account unit values as of the end of the valuation period during which the owner's request is received at our home office. Transfers from the guaranteed account will be dollar amounts deducted at the end of the day on which the transfer request is approved at our home office.
     From time to time the separate account may receive a transfer request that Northstar Life or the underlying Fund regards as disruptive to the efficient management of the sub-accounts of the separate account or the Fund. This could be because of the timing of the request and the availability of settlement proceeds in the Fund, the size of the transfer amount involved or the trading history of the investor. If the underlying Fund determines that selling securities to satisfy the redemptions could be harmful to the Fund, some requested transfers will be denied. The owner will be notified in writing when limitations are imposed upon a transfer request.
     A transfer or exchange from one sub-account to another is generally treated as a simultaneous cancellation of units currently held and the crediting of units where a new investment is desired. The order of such redemptions from the Fund will be as follows: all automatic exchanges (for example, dollar cost averaging), written transfer and exchange requests, faxed transfer and exchange requests, and electronic transfer and exchange requests (including telephone and internet transaction site requests). Transfer and exchange requests will be processed in the order of receipt within their respective category. In no event will there be any limitation on redemptions in connection with surrenders, withdrawals or loans.
     A transfer is subject to a transaction charge. Currently, no such charge is imposed on a transfer, but a charge, up to a maximum of $10, may be imposed in the future.
     The owner's instructions for transfer may be made in writing or the owner, or a person authorized by the owner, may make such changes by telephone. To do so, the owner may call us at 1-800-667-4631 during our normal business hours of 8:00 a.m. to 4:45 p.m., Eastern Time. Owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission. Our FAX number is 1-607-645-0544. We will make this telephone transfer service available to all certificate owners.
     We may make other electronic transfer capabilities available to certificate owners under some group-sponsored insurance programs. We will employ reasonable procedures to satisfy ourselves that instructions received from certificate owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require certificate owners to identify themselves in electronic transactions through certificate numbers or such other information as we may deem to be reasonable. We record electronic transfer instructions and we provide the certificate owners with a written confirmation of the electronic transfers.
     Transfers made pursuant to a telephone call or other electronic means are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, owners may experience difficulty in implementing a telephone or other electronic transfer due to a heavy volume of network usage. In such a circumstance, owners should consider submitting a written transfer request while continuing to attempt an electronic redemption. We reserve the right to restrict the frequency of--or otherwise modify, condition, terminate or impose charges upon--electronic transfer privileges. For more information on electronic transfers, contact us.
     Although we currently intend to continue to permit transfers in the foreseeable future, the certificate provides that we may modify the transfer privilege by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine at our discretion.

                                                                           LOANS

     The owner may borrow from us using only the certificate as the security for the loan. The owner may borrow up to an amount equal to (a) less (b), where (a) is 90 percent of the owner's account value and (b) is any outstanding certificate loans plus accrued loan interest charges. A loan taken from or secured by a certificate may have federal income tax consequences. (See "Federal Tax Status".) The maximum loan amount is determined as of the date we receive the owner's request for a loan.
     Any loan paid to the owner in cash must be in an amount of at least $100. We will charge interest on the loan in arrears. At the owner's request, we will send the owner a loan request form for his or her signature. The owner may also obtain a loan by telephone during our normal business hours of 8:00 a.m. to 4:45 p.m., Eastern Time. Should the owner make a request by telephone call or other electronic means, he or she will be asked for personal identification and certificate number. More information on the procedures to make requests by telephone call or other electronic means is provided under the heading "Transfers."
     When the owner takes a loan, we will reduce the net cash value by the amount borrowed. This determination will be made as of the end of the valuation period during which the loan request is received at our home office. Unless the owner directs us otherwise, the loan will be taken from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the owner's separate account value. The number of units to be canceled will be based upon the value of the units as of the end of the valuation period during which we receive the owner's loan request at our home office. The amount borrowed continues to be part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. A loan has no immediate effect on the owner's account value since at the time of the loan the account value is the sum of the guaranteed account value, separate account value and the loan account value. However, a certificate loan may have long term impact on the account value as the amount borrowed no longer participates in the investment experience of a sub-account. When a loan is to come from the guaranteed account value, we have the right to postpone a loan payment for up to six months.
     If a certificate enters a grace period and if the net cash value is insufficient to cover the monthly deduction and the loan repayment, the owner will have to make a loan repayment to keep the certificate in force. We will give the owner notice of our intent to terminate the certificate and the loan repayment required to keep it in force. The time for repayment will be within 31 days after our mailing of the notice. There could be adverse tax consequences if the certificate lapses or is surrendered when a loan is outstanding.
     Outstanding loans and accrued interest will reduce surrender value and death benefits payable.

LOAN INTEREST
     The interest rate charged on a certificate loan will be 8 percent per year. Interest charged will be based on a daily rate which if compounded for the number of calendar days in the year will equal 8 percent annually, and compounded for the number of days since loan interest charges were last updated.
     The outstanding loan balance will increase as the interest charged on the certificate loan accrues. The net cash value will decrease as the outstanding loan balance increases. Loan interest charges are due at the end of the certificate month. If the owner does not pay in cash the interest accrued at the end of the certificate month, this unpaid interest will be added. The new loan will be subject to the same rate of interest as the loan in effect.
     Interest is also credited to the amount of the certificate loan in the loan account value. Interest credits on a certificate loan shall be at a rate which is not less than 6 percent per year. Interest credited will be based on a daily rate, which if compounded for the number of calendar days in the year will be at least 6 percent annually, and compounded for the number of days since loan interest charges were last updated.
     Loan interest charges and loan interest credits are allocated monthly, at loan repayment, at certificate surrender and at death. Loan interest charges and loan interest credits are allocated to a certificate's guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, to each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value.

LOAN REPAYMENTS
     If the certificate is in force, the loan can be repaid in part or in full at any time before the insured's death. The loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the certificate. Any loan repayment must be at least $100 unless the balance due is less than $100.
     Loan repayments are allocated to the guaranteed account. The owner may reallocate amounts in the guaranteed account among the sub-accounts of the separate accounts, subject to the limitations in this prospectus and the certificate on such transfers. For a discussion of the transfer restrictions applicable to the guaranteed account please see the "Transfers" section of this prospectus. Loan repayments reduce the owner's outstanding loan balance by the amount of the loan repayment. Loan repayments will be applied first to interest accrued since the end of the prior certificate month. Any remaining portion of the repayment will then reduce the loan. The net cash value will increase by the amount of the loan repayment.
     A loan, whether or not it is repaid, will have a permanent effect on the account value and the death benefit because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the rate credited on the loan, the account value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the rate credited on the loan, the account value will be greater than if no loan had been made.

                                                         LAPSE AND REINSTATEMENT

LAPSE
     Unlike traditional life insurance certificates, the failure to make a premium payment following the payment of the premium which puts the certificate into force will not itself cause a certificate to lapse. Lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.
     The grace period is 61 days. The grace period will start on the day we mail the owner a notice that the certificate will lapse if the premium amount specified in the notice is not paid by the end of the grace period. We will mail this notice on any certificate's monthly anniversary when the net cash value is insufficient to pay for the monthly deduction for the insured. The notice will specify the amount of premium required to keep the certificate in force and the date the premium is due. If we do not receive the required amount within the grace period, the certificate will lapse and terminate. The grace period does not apply to the first premium payment. If you die during the grace period an otherwise valid claim will not be denied on the grounds that coverage has lapsed. We reserve the right to deduct any outstanding premium due from the death benefit. The death benefit amount under the death benefit option in effect, at the time of the insured's death, will be paid if death occurs during the grace period.

REINSTATEMENT
     A lapsed certificate may be reinstated, any time within three years from the date of lapse, provided the insured is living and subject to the limitations described below. Reinstatement is made by payment of an amount that, after the deduction of premium expense charges, is large enough to cover all monthly deductions which have accrued on the certificate up to the effective date of reinstatement, plus the monthly deductions for the two months following the effective date of reinstatement. If any loans and loan interest charges are not repaid, this indebtedness will be reinstated along with the insurance. No evidence of the insured's insurability will be required during the first 31 days following lapse, but will be required from the 32nd day to three years from the date of lapse.
     The account value amount on the date of reinstatement will be equal to the amount of any loans and loan interest charges reinstated, increased by the net premiums paid at the time of reinstatement.
     The effective date of reinstatement will be the date we approve the signed application for reinstatement. There will be a full monthly deduction for the certificate month that includes that date.

FEDERAL TAX STATUS

     This discussion of federal income taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service ("IRS"). We have not attempted to consider any applicable state or other tax laws.
     We are taxed as a "life insurance company" under the Internal Revenue Code. The operations of the separate account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the separate account or on capital gains arising from the separate account's activities. The separate account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.
     Under Section 7702 of the Code, life insurance contracts such as the certificates will be treated as life insurance for federal tax purposes if certain tests are met. There is limited guidance on how these tests are to be applied.
     However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we believe that a certificate issued in respect of a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a certificate issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a certificate would satisfy the Section 7702 definition of a life insurance contract. If it is subsequently determined that a certificate does not satisfy
Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a certificate to comply with Section 7702.
     In certain circumstances, owners of variable life insurance contracts may be considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise control over those assets. Where this is the case, the contract owners will be currently taxed on income and gains attributable to the separate account assets. In Revenue Ruling 2003-91, the IRS described the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Revenue Ruling 2003-91, there was no arrangement, plan, contract or agreement between the policy owner and the insurance company regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an adviser in its sole and absolute discretion.
     We do not believe that the ownership rights of a certificate owner under the policy would result in any certificate owner being treated as the owner of the assets of the Variable Universal Life Account under Revenue Ruling 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. We reserve the right to modify the policy or certificate as necessary to attempt to prevent a certificate owner from being considered the owner of a pro rata share of the assets of the Variable Universal Life Account.
     In addition, the Code requires that the investments of the Variable Universal Life Account be "adequately diversified" in order to treat the certificate as a life insurance contract for federal income tax purposes. We intend that the Variable Universal Life Account, through the Funds and the

Portfolios, will satisfy these diversification requirements.
     The following discussion assumes that the certificate will qualify as a life insurance contract for federal income tax purposes.
     On the death of the insured, the death benefit provided by a certificate will be excludable from the gross income of the beneficiary under Section 101(a) of the Code. The owner is not currently taxed on any part of the inside buildup of cash value until the owner actually receives cash from the certificate. However, taxability may also be affected by the individual's contributions to the certificate and prior certificate activity. We also believe that certificate loans will be treated as indebtedness and will not be currently taxable as income to the certificate owner so long as your certificate is not a modified endowment contract as described below. However, whether a modified endowment contract or not, the interest paid on certificate loans will generally not be tax deductible. There may also be adverse tax consequences when a certificate with a certificate loan is lapsed or surrendered. If you receive an accelerated benefit, that benefit may be taxable and you should seek assistance from a tax adviser.
     A complete surrender or partial surrender may have tax consequences. On surrender, an owner will generally not be taxed on values received except to the extent that they exceed the gross premiums paid under the certificate (reduced by any previously received excludable amounts). An exception to this general rule occurs in the case of a partial surrender, a decrease in the Face Amount, or any other change that reduces benefits under the certificate in the first 15 years after the certificate is issued and that results in a cash distribution to the owner in order for the certificate to continue to comply with the Section 7702 definitional limits. In that case, such distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the certificate) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a certificate or when benefits are paid at a certificate's maturity date, if the amount received plus the amount of any certificate loan exceeds the total investment in the certificate, the excess will generally be treated as ordinary income, subject to tax.
     It should be noted, however, that the tax treatment described above is not available for policies characterized as a modified endowment contract. In general, policies with high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that cumulative premiums paid on a life insurance certificate during the first seven contract years cannot exceed the sum of the net level premiums which would be paid under a seven-pay life certificate. If those cumulative premiums exceed the seven-pay life premiums, the certificate is a modified endowment contract.
     Modified endowment contracts are treated as life insurance contracts with respect to the tax treatment of death proceeds and to the extent that the inside build-up of account value is not taxed on a yearly basis. However, any amounts received by the owner, such as loans and amounts received from partial or total surrender of the contract are subject to the same tax treatment as distributions under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the investment in the certificate). This tax treatment includes the 10 percent additional income tax which would be imposed on the portion of any distribution that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, or is attributable to the certificate owner becoming disabled, or is part of a series of substantially equal periodic payments for the life of the certificate owner or the joint lives of the certificate owner and beneficiary.
     The modified endowment contract rules apply to all policies entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a certificate that is received in exchange for a modified endowment contract. It should be noted, in addition, that a certificate which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect. Appropriate adjustments shall be made in determining whether such a certificate meets the 7-pay test by taking into account the previously existing cash surrender value. While certain adjustments described herein may result in a material change, the law provides that any cost of living increase described in regulations and based upon an established broad-based index will not be treated as a material change if any increase is funded ratably over the remaining period during which premiums are required to be paid under the certificate. To date, no regulations under this provision have been issued. Certain reductions in benefits may also cause a certificate to become a modified endowment contract.
     In rare circumstances, if we receive and allocate your premium before its due date, your certificate will become a modified endowment contract. To prevent your certificate from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed account or sub-accounts of the separate account.
     If a certificate becomes a modified endowment contract, distributions that occur during the certificate year it becomes a modified endowment contract and any subsequent certificate year will be taxed as distributions from a modified endowment contract. Distributions from a certificate within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
     Due to the certificate's flexibility, classification of a certificate as a modified endowment contract will depend upon the circumstances of each certificate. Accordingly, a prospective certificate owner should contact a tax adviser before purchasing a certificate to determine the circumstances under which the certificate would be a modified endowment contract. An owner should also contact a tax adviser before paying any lump sum premiums or making any other change to, including an exchange of, a certificate to determine whether that premium or change would cause the certificate (or the new certificate in the case of an exchange) to be treated as a modified endowment contract.
     All modified endowment contracts issued by us (or an affiliated company) to the same owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. A life insurance certificate received in exchange for a modified endowment contract will also be treated as a modified endowment contract.
     Generally, interest paid on any loan under a life insurance contract is not deductible. An owner should consult a competent tax adviser before deducting any loan interest. In addition, default of any loan under the certificate may result in taxable income and/or tax penalties.
     The certificate may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a certificate in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. The IRS has recently issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a certificate for a split dollar insurance plan. There may also be an indirect tax upon the income in the certificate under the federal corporate alternative minimum tax, if the certificate owner is subject to that tax. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.
     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of certificate proceeds depend upon the circumstances of each certificate owner or beneficiary. A competent tax adviser should be consulted for further information.
     It should be understood that the foregoing description of the federal income tax consequences under the policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, any person contemplating the purchase of a variable life insurance certificate or exercising elections under such a certificate may want to consult a tax adviser.
     At the present time, we make no charge to the separate account or from premium payments for any federal, state or local taxes (other than state premium taxes and federal taxes under OBRA) that we incur that may be attributable to such account or to the policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the separate account or the policies.

DISTRIBUTION OF CERTIFICATES
     The group contract and certificates will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial. Securian Financial acts as principal underwriter for the policies. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.
     Securian Financial Services, Inc., whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota. The certificates are sold in the states where their sale is lawful. The insurance underwriting and the determination of a proposed insured's risk classification and whether to accept or reject an application for a certificate is done in accordance with our rules and standards.
     Commissions to registered representatives on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year.
     The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware.
     In addition, Securian Financial or Northstar Life will pay, based uniformly on the sales of the policies by registered representatives, credits which allow registered representatives (agents) who are responsible for sales of the policies to attend conventions and other meetings sponsored by Northstar Life or its affiliates for the purpose of promoting the sale of insurance and/or investment products offered by Northstar Life and its affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees, etc. The underwriter may also receive amounts from the Funds for services provided under a 12b-1 plan of distribution. For providing these distribution services, the underwriter may receive a fee of 0.25 percent of the average daily net assets of those Portfolios of the Funds which have a 12b-1 fee.

OTHER MATTERS

LEGAL PROCEEDINGS
     As an insurance company, we are ordinarily involved in litigation. Northstar Life is of the opinion that such litigation is not material with respect to the certificates or the separate account.

REGISTRATION STATEMENT
     We have filed a Registration Statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to the group contracts and certificates offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the separate account, Northstar Life, and the certificates. Statements contained in this prospectus as to the contents of certificates and other legal instruments are summaries, and reference is made to such instruments as filed.

FINANCIAL STATEMENTS
     The complete financial statements of the separate account and Northstar Life can be found in the Statement of Additional Information. The Statement of Additional Information is available from us at your request.
     To request a Statement of Additional Information call us at 1-800-667-4631 or write to us at: Northstar Life Insurance Company at 301 East State Street, Ithaca, New York 14850.

                                             STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information, with the same date, containing further information about Northstar Life Variable Universal Life Account, the group contract and the certificates is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us. To request a Statement of Additional Information, a personalized illustration or any information about your certificate call us at 1-800-667-4631 or write to us at: Northstar Life Insurance Company at 301 East State Street, Ithaca, New York 14850.
     Information about Northstar Life Variable Universal Life Account (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090) or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102. You can also call the SEC at 1-202-942-8090.
     The table of contents for the Statement of Additional Information is as follows:
General Information and History
Premiums
Additional Information About Operation of Contracts and Registrant
Underwriters
Additional Information About Charges
Lapse and Reinstatement
Loans
Performance Data
Illustrations
Financial Statements

Investment Company Act No. 811-9807

                 NORTHSTAR LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                           (Exact Name of Registrant)

                        Northstar Life Insurance Company
                               (Name of Depositor)

                              The Trebloc Building
                              301 East State Street
                             Ithaca, New York 14850
              (Address of Depositor's Principal Executive Offices)

                                 1-800-667-4631
               (Depositor's Telephone Number, including Area Code)

                                   Donna Adams
                        Northstar Life Insurance Company
                              The Trebloc Building
                              301 East State Street
                             Ithaca, New York 14850
                     (Name and Address of Agent for Service)

                      STATEMENT OF ADDITIONAL INFORMATION

                   THE DATE OF THIS DOCUMENT IS: APRIL 30, 2004

                   THE DATE OF THE PROSPECTUS IS: APRIL 30, 2004

     This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the prospectus. Therefore, this Statement should be read in conjunction with the current prospectus, which may be obtained by calling Northstar Life Insurance Company at 1-800-667-4631, or writing to Northstar Life at 301 East State Street, Ithaca, New York 14850. Defined terms as used in the prospectus, group contract and certificates are incorporated into this Statement of Additional Information by reference.

Table of Contents

General Information and History
Premiums
Additional Information About Operation of Contracts and Registrant
Underwriters
Additional Information About Charges
Lapse and Reinstatement
Loans
Performance Data
Illustrations
Financial Statements

GENERAL INFORMATION AND HISTORY

Northstar Life Insurance Company is a stock life insurance company organized in 1988 under the laws of New York. We are a wholly-owned subsidiary of Minnesota Life Insurance Company, ("Minnesota Life") incorporated in Minnesota and having its principal office at 400 Robert Street North, Saint Paul, Minnesota, 55101. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company." All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Northstar Life is licensed to conduct a life insurance business in New York.

The Northstar Life Variable Universal Life account was established on May 1, 1996, by our Board of Directors in accordance with certain provisions of the New York insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940, but such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the separate account. The separate account meets the definition of a "separate account" under the federal securities laws.

We are the legal owner of the assets in the separate account. The obligations to certificate owners and beneficiaries arising under the certificates are general corporate obligations of Northstar Life and thus our general assets back the certificates. The New York law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance certificates for which the separate account was established. The investment performance of the separate account is entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.

The separate account has 21 sub-accounts. Each sub-account invests in shares of a corresponding Portfolio of the Funds. Not all of the Portfolios of the Funds may be available for investment by the separate account.

The separate account currently invests in the Advantus Series Fund, Inc., Fidelity's Variable Insurance Products Funds, Janus Aspen Series and W&R Target Funds, Inc.

PREMIUMS

Premiums for the certificates will not be the same for all owners. Charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges (other than cost of insurance rates) for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.

A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. Generally, premium payments for certificates under group-sponsored insurance programs are regularly deducted by an employer from the certificate owner's paycheck. If an owner's insurance is continued following loss of the insured's eligibility under the group-sponsored insurance program (requirements for continuation are described in the certificate and prospectus), we will accept direct premium payments from the owner by check or electronic funds transfer from a checking or savings account. If an owner in such a situation elects to remit premiums by check, we will send a premium notice for the premium due to the owner's address on record. If an owner elects to remit premiums by electronic funds transfer, we will deduct the premium due from the checking or savings account monthly on the date specified by the owner.

The initial premium for a certificate must cover the premium expense charges and the first month's deductions. Premiums paid after the initial premium may be in any amount. A premium must be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the certificate in force. In this situation, we will send the owner a notice that a premium payment is required.

When the certificate is issued, the certificate's specifications page may show premium payments scheduled and the amounts of those payments. However, the owner may elect to skip or omit making those premium payments. The certificate does not obligate the owner to pay premiums in accordance with a premium schedule.

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Northstar Life provides accounting oversight, financial reporting, legal and other administrative services. Prior to April 1, 2003, Northstar Life provided additional accounting and administrative services which are now performed by State Street Bank and Trust Company. However, Northstar Life continues to oversee State Street's performance of these services.

UNDERWRITERS

The group contracts and certificates are a continuous offering and will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial. Securian Financial acts as principal underwriter for the policies. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota. The contracts and certificates are sold in the states where their sale is lawful. The insurance underwriting and the determination of a proposed insured's risk classification and whether to accept or reject an application for a certificate is done in accordance with our rules and standards.

Commissions to registered representatives on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year.

The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware. No underwriting commissions were paid to or retained by Securian Financial Services, Inc. in 2003, 2002 or 2001.

In addition, Securian Financial or Northstar Life will credit, based uniformly on the sales of group contracts by registered representatives, credits which allow registered representatives (agents) who are responsible for sales to attend conventions and other meetings sponsored by Northstar Life or its affiliates for the purpose of promoting the sale of insurance and/or investment products offered by Northstar Life and its affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees, etc.

Securian Financial may also receive amounts from the Funds for services provided under a 12b-1 plan of distribution. For providing these distribution services, Securian Financial may receive a fee of 0.25 percent of the average daily net assets of those Portfolios of the Funds which have a 12b-1 fee.

ADDITIONAL INFORMATION ABOUT CHARGES

Cost of insurance rates for each group-sponsored insurance program are determined based on a variety of factors related to group mortality including gender mix, average amount of insurance, age distribution, occupations, industry, geographic location, participation, level of medical underwriting required, degree of stability in the charges sought by the group sponsor, prior mortality experience of the group, number of actual or anticipated owners electing the continuation option, and other factors which may affect expected mortality experience. In addition, cost of insurance rates may be intended to cover expenses to the extent they are not covered by the other certificate charges. Changes in the current cost of insurance rates may be made based on any factor which affects the actual or expected mortality or expenses of the group.

Changes to the cost of insurance rates are generally effective at the beginning of each certificate year, although changes may be made at other times if warranted due to a change in the underlying characteristics of the group, changes in benefits under the group-sponsored insurance program, experience of the group, changes in the expense structure, or a combination of these factors.

The group contracts will be offered and sold pursuant to our underwriting procedures, in accordance with state insurance laws. Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfaction of underwriting requirements.

When we receive a completed application or request for an increase in face amount we may require medical evidence of insurability to determine whether the applicant is insurable. If so, we will follow certain insurance underwriting (risk evaluation) procedures. This process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. We may also issue certificates that do not require medical evidence of insurability. Schedules for evidence of insurability requirements may be determined for each group-sponsored insurance program and are based on a variety of factors related to the group. In determining these schedules we will not discriminate unreasonably or unfairly against any person or class of persons.

LAPSE AND REINSTATEMENT

The failure to make a premium payment following the payment of the premium which puts the certificate into force will not itself cause a certificate to lapse. Lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.

The grace period is 61 days. The grace period will start on the day we mail the owner a notice that the certificate will lapse if the premium amount specified in the notice is not paid by the end of the grace period. We will mail this notice on any certificate's monthly anniversary when the net cash value is insufficient to pay for the monthly deduction for the insured. The notice will specify the amount of premium required to keep the certificate in force and the date the premium is due. The insured's life will continue to be insured during this grace period. If we do not receive the required amount within the grace period, the certificate will lapse and terminate. There is no grace period for the first premium.

Failure of a group sponsor to remit the authorized premium payments may cause the group contract to terminate. Nonetheless, provided that there is sufficient net cash value to prevent the certificate from lapsing, the owner's insurance can be converted to an individual policy of life insurance in the event of such termination, as described in the certificate and prospectus. The owner's insurance can continue if the insured's eligibility under the group-sponsored insurance program terminates because the insured is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the specifications page to the group contract and certificate (requirements for continuation are described in the certificate and prospectus).

A lapsed certificate may be reinstated, any time within three years from the date of lapse, provided the insured is living. Reinstatement is made by application for reinstatement and payment of an amount that, after the deduction of charges assessed against premiums, is large enough to cover all monthly deductions which have accrued on the certificate up to the effective date of reinstatement, plus the monthly deductions for the two months following the effective date of reinstatement. The application and payment must be submitted to our home office. If any loans and loan interest charged is not repaid, this indebtedness will be reinstated along with the insurance. No evidence of the insured's insurability will be required during the first 31 days following lapse, but such evidence satisfactory to us will be required from the 32nd day to three years from the date of lapse.

The amount of account value on the date of reinstatement will be equal to the amount of any loans and loan interest charged reinstated increased by the net premiums paid at the time of reinstatement.

The reinstatement will take effect as of the date we approve the application for reinstatement. There will be a full monthly deduction for the certificate month that includes that date.

We will allocate the net premiums submitted for a reinstatement, namely premiums after the deduction of the charges assessed against premiums, to the guaranteed account and/or the sub-accounts of the Variable Universal Life Account which, in turn, invest in Fund shares.

LOANS

The owner may borrow from us using only the certificate as the security for the loan. The minimum loan amount is $100.

At the owner's request, we will send the owner a loan request form for his or her signature. The owner may also submit a loan request by telephone (during our normal business hours), by facsimile (FAX) transmission or through any other method made available by us under the group-sponsored insurance program. We will make the telephone and facsimile transmission service available to all certificate owners. Should the owner make a request by telephone call or other electronic means, we will ask for personal identification and certificate number.

When the owner takes a loan, we will reduce the net cash value by the amount borrowed. This determination will be made as of the end of the valuation period during which the loan request is received at our home office. Unless the owner directs us otherwise, the loan will be taken from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the owner's separate account value. The number of units to be canceled will be based upon the value of the units as of the end of the valuation period during which we receive the owner's loan request at our home office.

The amount borrowed continues to be part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. A loan has no immediate effect on the owner's account value since at the time of the loan the account value is the sum of the guaranteed account value, the separate account value and the loan account value. When a loan is to come from the guaranteed account value, we have the right to postpone a loan payment for up to six months.

If a certificate enters a grace period and if the net cash value is insufficient to cover the monthly deduction and the loan repayment, the owner will have to make a loan repayment to keep the certificate in force. We will give the owner notice of our intent to terminate the certificate and the loan repayment required to keep it in force. The time for repayment will be within 31 days after our mailing of the notice.

The interest rate charged on the loan will be 8 percent per year. Interest charged will be based on a daily rate which if compounded for the number of calendar days in the year will equal 8 percent annually, and compounded for the number of days since loan interest charges were last updated.

We will charge interest on the loan in arrears. Loan interest charges are due at the end of the certificate month. If the owner does not pay in cash the loan interest accrued at the end of the certificate month, this unpaid interest will be added to the amount of the certificate loan. The new loan will be subject to the same rate of interest as the loan in effect.

Interest is also credited to the amount of the certificate loan in the loan account value. Interest credits on the loan shall be at a rate which is not less than 6 percent per year. Interest credited will be based on a daily rate which if compounded for the number of calendar days in the year will be at least 6 percent annually, and compounded for the number of days since loan interest charges were last updated.

A loan, whether or not it is repaid, will have a permanent effect on the account value because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the rate credited on the loan, the account value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the rate credited on the loan, the account value will be greater than if no loan had been made. If the certificate is in force, the loan and any accrued loan interest charged can be repaid in part or in full at any time before the insured's death. The loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the certificate. Any loan repayment must be at least $100 unless the balance due is less than $100. We currently accept loan repayment checks at our home office.

Loan repayments are allocated to the guaranteed account. The owner may reallocate amounts in the guaranteed account among the sub-accounts, subject to the limitations in the certificate and prospectus on such transfers.

Loan repayments will be applied first to interest accrued since the end of the prior certificate month. Any remaining portion of the repayment will then reduce the loan. The net cash value will increase by the amount of the loan repayment.



PERFORMANCE DATA

Following commencement of operations of the separate account, we may advertise historical performance for the sub-accounts of the separate account.

Performance returns reflect fees and charges assessed by each Fund. Some Portfolio advisers have agreed to limit their expenses; without these limits, performance would be lower. These fee and expense subsidies may be terminated or revised at any time, in which event performance may be reduced. For a complete discussion of the fee and expense subsidies applicable to a portfolio, please refer to the prospectus for that fund.

     - Some of the performance data we advertise does not reflect group contract charges. These include premium expense charges (sales charge, premium tax charge and federal tax charge) and account value charges (administration charge, cost of insurance charges, transaction charges and charges for any riders). These charges when taken reduce performance. All charges are fully described in the prospectus. The performance data may show an inception date. If the Portfolio inception date predates the inception date of the sub-account of the separate account we show performance from the inception date of the Portfolio with deduction of any applicable charges as if the sub-account existed at that time, which it did not.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS SHOWN

Unit values are current as of

PERFORMANCE REPRESENTS AVERAGE ANNUAL RETURNS AS OF     , EXPRESSED AS
PERCENTAGES.

THE CASH VALUE AND PERFORMANCE OF A VGUL POLICY NEEDS TO BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES OF THE PARTICULAR PORTFOLIO AND THE MARKET CONDITIONS DURING THE TIME PERIOD SHOWN. THIS REPORT IS FOR ILLUSTRATIVE PURPOSES ONLY AND IT IS IMPORTANT TO REMEMBER THAT PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. THE CASH VALUE WILL FLUCTUATE WITH THE INVESTMENT EXPERIENCE OF THE UNDERLYING PORTFOLIO AND MAY BE MORE OR LESS THAN THE ACCUMULATED PREMIUM PAID AT THE TIME OF WITHDRAWAL OR SURRENDER.

                                                                                                    SINCE      INCEPTION
VARIABLE ACCOUNT OPTION                                    UNIT VALUE    1 YR    5 YR    10 YR    INCEPTION       DATE
ADVANTUS BOND
ADVANTUS INDEX 400 MID-CAP (1)
ADVANTUS INDEX 500 (1)
ADVANTUS INTERNATIONAL BOND (2)
ADVANTUS MATURING GOVERNMENT BOND 2010 (3)
ADVANTUS MONEY MARKET (4)
ADVANTUS MORTGAGE SECURITIES (5)
ADVANTUS REAL ESTATE SECURITIES (6)
FIDELITY VIP CONTRAFUND (R) PORTFOLIO
FIDELITY VIP EQUITY-INCOME PORTFOLIO
FIDELITY VIP HIGH INCOME PORTFOLIO
JANUS ASPEN CAPITAL APPRECIATION-SERVICE SHARES (7)
JANUS ASPEN INTERNATIONAL GROWTH-SERVICE SHARES (2,7)
W&R TARGET BALANCED (8)
W&R TARGET CORE EQUITY (8)
W&R TARGET GROWTH (8)
W&R TARGET INTERNATIONAL II (2,8)
W&R TARGET MICRO CAP GROWTH (9,8)
W&R TARGET SMALL CAP GROWTH (9,8)
W&R TARGET SMALL CAP VALUE (9,8)
W&R TARGET VALUE (8)

Past performance is not indicative of future results. Investments will fluctuate, and when redeemed, may be worth more or less than originally invested. The performance shown does not reflect the cost of insurance, or any deferred sales charges, or fees, and if it did, it would significantly lower the performance shown.

Variable Group Universal Life (VGUL) is a flexible premium life insurance policy which offers insurance protection and the opportunity for long-term accumulation of cash values through 21 investment sub-account options. VGUL policies are issued by Northstar Life and the Northstar Life Variable Universal Life Account, which invests its assets in shares of the Portfolios of Advantus Series Fund, Inc., W&R Target Funds, Inc., Fidelity Variable Insurance Products Funds and Janus Aspen Series.

The VGUL contract was first available on March 8, 1995. The performance figures shown reflect the historical results that would have been achieved had the contract been in existence since the inception of the respective Advantus Series Fund Portfolios, W&R Target Funds, Inc., Fidelity Variable Insurance Products Funds and Janus Aspen Series Portfolios.

The total return chart above reflects a Portfolio's expenses and investment gains and losses, and reflect the policy's maximum mortality and expense risk charge of 0.5 percent. The returns quoted below do not account for any other deduction of policy charges, including sales charges and cost of insurance charge, taken against a policy's premium and cash values. Such charges, if deducted, would reduce the performance quote (see the prospectus for a full description of these charges; see the attached charts for an illustration of the effect of such charges on cash values). The funds' investment advisors may have paid some of the fees and expenses during these periods. These fee and expense subsidies may be terminated or revised at any time, in which event performance may be reduced. For a complete discussion of the fees, expenses and subsidies applicable to a portfolio, please refer to the prospectus for that fund. These performance figures are historical; future performance and principal value will vary.

(1) "Standard & Poor's(R)," "S & P(R)," "S & P 500(R)," "Standard & Poor's 500(R)," "500," Standard & Poor's MidCap 400(R)" and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the Advantus Series Fund, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. The sub-account seeks investment results generally corresponding to the index from which the sub-account takes its name. You may not invest directly into an index.

(2) Investment risks associated with international investing, in addition to other risks, include currency fluctuation, political and economic instability, and differences in accounting standards when investing in foreign markets.

(3) Maturing Government Bond portfolios are offered with varying maturities. If not held to maturity, their risk may be greater than illustrated.

(4) Investments in the Money Market Account are neither insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

(5) The risks incurred by mortgage securities include, but are not limited to, reinvestment of prepaid loans at lower rates of return. In addition, the net asset value of mortgage securities may fluctuate in response to changes in interest rates and are not guaranteed.

(6) Investment risks associated with investing in the real estate fund/portfolio, in addition to other risks, include income fluctuation, depreciation, property tax value changes, and differences in real estate market values.

(7) The returns shown for Janus Service Shares prior to their inception (December 31, 1999) are derived from the historical performance of Institutional Shares and have been adjusted to reflect the higher operating expenses applicable to the Service Shares.

(8) On September 22, 2003 the following Advantus Series Fund portfolios merged into the W&R Target Fund portfolios. Sub-account performance prior to that date is that of the underlying Advantus portfolio and performance after that date is performance of underlying W&R Target Fund portfolio. Advantus Series Fund Growth Portfolio merged into W&R Target Fund Growth Portfolio, Advantus Series Fund Asset Allocation Portfolio merged into W&R Target Fund Balanced Portfolio, Advantus Series Fund Capital Appreciation Portfolio merged into W&R Target Fund Growth Portfolio, Advantus Series Fund International Stock Portfolio merged into W&R Target Fund International II Portfolio, Advantus Series Fund Small Company Growth Portfolio merged into W&R Target Fund Small Cap Growth Portfolio, Advantus Series Fund Value Stock Portfolio merged into W&R Target Fund Value Portfolio, Advantus Series Fund Small Company Value Portfolio merged into W&R Target Fund Small Cap Value Portfolio, Advantus Series Fund Core Equity Portfolio merged into W&R Target Fund Core Equity Portfolio, Advantus Series Fund Micro-Cap Growth Portfolio merged into W&R Target Fund Micro Cap Growth Portfolio.

(9) Investments in smaller company and micro-cap stocks generally carry a higher level of volatility and risk over the short-term.

Total return for periods shown.

PERFORMANCE REPRESENTS TOTAL RETURN VALUES AS OF     , EXPRESSED AS PERCENTAGES.

THE CASH VALUE AND PERFORMANCE OF A VGUL POLICY NEEDS TO BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES OF THE PARTICULAR PORTFOLIO AND THE MARKET CONDITIONS DURING THE TIME PERIOD SHOWN. THIS REPORT IS FOR ILLUSTRATIVE PURPOSES ONLY AND IT IS IMPORTANT TO REMEMBER THAT PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. THE CASH VALUE WILL FLUCTUATE WITH THE INVESTMENT EXPERIENCE OF THE UNDERLYING PORTFOLIO AND MAY BE MORE OR LESS THAN THE ACCUMULATED PREMIUM PAID AT THE TIME OF WITHDRAWAL OR SURRENDER.

VARIABLE ACCOUNT OPTION              1993   1994   1995   1996   1997   1998     1999    2000   2001    2002    2003 YTD
ADVANTUS BOND
ADVANTUS INDEX 400 MID-CAP (1)
ADVANTUS INDEX 500 (1)
ADVANTUS INTERNATIONAL BOND (2)
ADVANTUS MATURING GOVERNMENT BOND
2010 (3)
ADVANTUS MONEY MARKET (4)
ADVANTUS MORTGAGE SECURITIES (5)
ADVANTUS REAL ESTATE SECURITIES (6)
FIDELITY VIP CONTRAFUND (R)
PORTFOLIO
FIDELITY VIP EQUITY-INCOME
PORTFOLIO
FIDELITY VIP HIGH INCOME
PORTFOLIO
JANUS ASPEN CAPITAL
APPRECIATION-SERVICE SHARES (7)
JANUS ASPEN INTERNATIONAL
GROWTH-SERVICE SHARES (2,7)
W&R TARGET BALANCED (8)
W&R TARGET CORE EQUITY (8)
W&R TARGET GROWTH (8)
W&R TARGET INTERNATIONAL II (2,8)
W&R TARGET MICRO CAP GROWTH (9,8)
W&R TARGET SMALL CAP GROWTH (9,8)
W&R TARGET SMALL CAP VALUE (9,8)
W&R TARGET VALUE (8)

Past performance is not indicative of future results. Investments will fluctuate, and when redeemed, may be worth more or less than originally invested. The performance shown does not reflect the cost of insurance, or any deferred sales charges, or fees, and if it did, it would significantly lower the performance shown.

Variable Group Universal Life (VGUL) is a flexible premium life insurance policy which offers insurance protection and the opportunity for long-term accumulation of cash values through 21 investment sub-account options . VGUL policies are issued by Northstar Life and the Northstar Life Variable Universal Life Account, which invests its assets in shares of the Portfolios of Advantus Series Fund, Inc., Fidelity Variable Insurance Products Funds, Janus Aspen Series and W&R Target Funds, Inc.

The VGUL contract was first available on March 8, 1995. The performance figures shown reflect the historical results that would have been achieved had the contract been in existence since the inception of the respective Advantus Series Fund Portfolios, W&R Target Funds, Inc., Fidelity Variable Insurance Products Funds and Janus Aspen Series Portfolios.

The total return chart above reflects a Portfolio's expenses and investment gains and losses, and reflect the policy's maximum mortality and expense risk charge of 0.5 percent. The returns quoted below do not account for any other deduction of policy charges, including sales charges and cost of insurance charge, taken against a policy's premium and cash values. Such charges, if deducted, would reduce the performance quote (see the prospectus for a full description of these charges; see the attached charts for an illustration of the effect of such charges on cash values). The funds' investment advisors may have paid some of the fees and expenses during these periods. These fee and expense subsidies may be terminated or revised at any time, in which event performance may be reduced. For a complete discussion of the fees, expenses and subsidies applicable to a portfolio, please refer to the prospectus for that fund. These performance figures are historical; future performance and principal value will vary.

(1) "Standard & Poor's(R)," "S & P(R)," "S & P 500(R)," "Standard & Poor's 500(R)," "500," Standard & Poor's MidCap 400(R)" and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the Advantus Series Fund, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. The sub-account seeks investment results generally corresponding to the index from which the sub-account takes its name. You may not invest directly into an index.

(2) Investment risks associated with international investing, in addition to other risks, include currency fluctuation, political and economic instability, and differences in accounting standards when investing in foreign markets.

(3) Maturing Government Bond portfolios are offered with varying maturities. If not held to maturity, their risk may be greater than illustrated.

(4) Investments in the Money Market Account are neither insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

(5) The risks incurred by mortgage securities include, but are not limited to, reinvestment of prepaid loans at lower rates of return. In addition, the net asset value of mortgage securities may fluctuate in response to changes in interest rates and are not guaranteed.

(6) Investment risks associated with investing in the real estate fund/portfolio, in addition to other risks, include income fluctuation, depreciation, property tax value changes, and differences in real estate market values.

(7) The returns shown for Janus Service Shares prior to their inception (December 31, 1999) are derived from the historical performance of Institutional Shares and have been adjusted to reflect the higher operating expenses applicable to the Service Shares.

(8) On September 22, 2003 the following Advantus Series Fund portfolios merged into the W&R Target Fund portfolios. Sub-account performance prior to that date is that of the underlying Advantus portfolio and performance after that date is performance of underlying W&R Target Fund portfolio. Advantus Series Fund Growth Portfolio merged into W&R Target Fund Growth Portfolio, Advantus Series Fund Asset Allocation Portfolio merged into W&R Target Fund Balanced Portfolio, Advantus Series Fund Capital Appreciation Portfolio merged into W&R Target Fund Growth Portfolio, Advantus Series Fund International Stock Portfolio merged into W&R Target Fund International II Portfolio, Advantus Series Fund Small Company Growth Portfolio merged into W&R Target Fund Small Cap Growth Portfolio, Advantus Series Fund Value Stock Portfolio merged into W&R Target Fund Value Portfolio, Advantus Series Fund Small Company Value Portfolio merged into W&R Target Fund Small Cap Value Portfolio, Advantus Series Fund Core Equity Portfolio merged into W&R Target Fund Core Equity Portfolio, Advantus Series Fund Micro-Cap Growth Portfolio merged into W&R Target Fund Micro Cap Growth Portfolio.

(9) Investments in smaller company and micro-cap stocks generally carry a higher level of volatility and risk over the short-term.

HISTORICAL PORTFOLIO VALUES

All values are for the periods indicated ending
If you contributed an annual premium of       :

                                AFTER 1 YEAR ($3,000)   AFTER 5 YEARS ($15,000)     AFTER 10 YEARS ($30,000)
                                YOUR CASH VALUE         YOUR CASH VALUE WOULD       YOUR CASH VALUE WOULD          SINCE
PORTFOLIO                       WOULD BE:               BE:                         BE:                            INCEPTION
ADVANTUS BOND

ADVANTUS INDEX 400 MID-CAP (1)

ADVANTUS INDEX 500 (1)

ADVANTUS INTERNATIONAL BOND (2)

ADVANTUS MATURING GOVERNMENT
BOND 2010 (3)

ADVANTUS MONEY MARKET (4)

ADVANTUS MORTGAGE SECURITIES (5)

ADVANTUS REAL ESTATE
SECURITIES (6)

FIDELITY VIP CONTRAFUND(R)
PORTFOLIO

FIDELITY VIP EQUITY-INCOME
PORTFOLIO

FIDELITY VIP HIGH INCOME
PORTFOLIO

JANUS ASPEN CAPITAL
APPRECIATION-SERVICE SHARES (7)

JANUS ASPEN INTERNATIONAL
GROWTH-SERVICE SHARES (2,7)

W&R TARGET BALANCED (8)

W&R TARGET CORE EQUITY (8)

W&R TARGET GROWTH (8)

W&R TARGET INTERNATIONAL II (2,8)

W&R TARGET MICRO CAP GROWTH (8,9)

W&R TARGET SMALL CAP GROWTH (8,9)

W&R TARGET SMALL CAP VALUE (8,9)

W&R TARGET VALUE (8)

Past performance is not indicative of future results. Investments will fluctuate, and when redeemed, may be worth more or less than originally invested.

Variable Group Universal Life (VGUL) is a flexible premium life insurance policy which offers insurance protection and the opportunity for long-term accumulation of cash values through 21 investment sub-account options and a guaranteed account. VGUL policies are issued by Northstar Life and the Northstar Life Variable Universal Life Account, which invests its assets in shares of the Portfolios of Advantus Series Fund, Inc., Fidelity Variable Insurance Products Funds, Janus Aspen Series and W&R Target Funds, Inc.

The VGUL contract was first available on March 8, 1995. The performance figures shown reflect the historical results that would have been achieved had the contract been in existence since the inception of the respective Advantus Series Fund Portfolios, Fidelity Variable Insurance Products Funds, Janus Aspen Series and W&R Target Funds, Inc.

The values above illustrate the accumulated premiums and cash value of a hypothetical insured under your VGUL policy. It reflects a policy purchased at the beginning of each period shown, by a 45-year-old with a level death benefit of $300,000 and an annual premium of $3,000. The values below represent a 100 percent allocation of premiums to the respective Portfolio of the Fund. The cash values reflect the charges of a hypothetical VGUL policy and the past performance of the Fund's Portfolios. They also take into account a 0.5 percent mortality and expense risk charge. The charges under a VGUL policy depend on the characteristics of the group-sponsored program under which the policy was issued. The values shown below assume that the policy was issued to a member of a small group requiring low enrollment services. Therefore, the maximum $4 administration charge, a three percent sales charge, a two percent premium tax charge and a .25 percent federal tax charge were used. Actual cash values will vary from those shown, depending on the actual charges under the group contract and the actual investment results of the portfolios. Based upon the age of the insured and the death benefit noted above, a hypothetical cost of insurance charge is applied. Actual cost of insurance charges for a VGUL certificate will vary depending upon a variety of factors. If maximum guaranteed charges had been used, the cash values would have been lower. The illustration assumes premiums were paid on a monthly basis and that no loans or partial surrenders were made.

The funds' investment advisors may have paid some of the fees and expenses during these periods. These fee and expense subsidies may be terminated or revised at any time, in which event performance may be reduced. For a complete discussion of the fees, expenses and subsidies applicable to a portfolio, please refer to the prospectus for that fund.

The cash value of a VGUL policy needs to be considered in light of the investment objectives of the particular Portfolio and the market conditions during the time period shown. This report is for illustrative purposes only and it is important to remember that past performance is not an indication of future results. The cash value will fluctuate with the investment experience of the underlying Portfolio and may be more or less than the accumulated premium paid at the time of withdrawal or surrender.

(1) "Standard & Poor's(R)," "S & P(R)," "S & P 500(R)," "Standard & Poor's 500(R)," "500," Standard & Poor's MidCap 400(R)" and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the Advantus Series Fund, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. The sub-account seeks investment results generally corresponding to the index from which the sub-account takes its name. You may not invest directly into an index.

(2) Investment risks associated with international investing, in addition to other risks, include currency fluctuation, political and economic instability, and differences in accounting standards when investing in foreign markets.

(3) Maturing Government Bond portfolios are offered with varying maturities. If not held to maturity, their risk may be greater than illustrated.

(4) Investments in the Money Market Account are neither insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

(5) The risks incurred by mortgage securities include, but are not limited to, reinvestment of prepaid loans at lower rates of return. In addition, the net asset value of mortgage securities may fluctuate in response to changes in interest rates and are not guaranteed.

(6) Investment risks associated with investing in the real estate fund/portfolio, in addition to other risks, include income fluctuation, depreciation, property tax value changes, and differences in real estate market values.

(7) The returns shown for Janus Service Shares prior to their inception (December 31, 1999) are derived from the historical performance of Institutional Shares and have been adjusted to reflect the higher operating expenses applicable to the Service Shares.

(8) On September 22, 2003 the following Advantus Series Fund portfolios merged into the W&R Target Fund portfolios. Sub-account performance prior to that date is that of the underlying Advantus portfolio and performance after that date is performance of underlying W&R Target Fund portfolio. Advantus Series Fund Growth Portfolio merged into W&R Target Fund Growth Portfolio, Advantus Series Fund Asset Allocation Portfolio merged into W&R Target Fund Balanced Portfolio, Advantus Series Fund Capital Appreciation Portfolio merged into W&R Target Fund Growth Portfolio, Advantus Series Fund International Stock Portfolio merged into W&R Target Fund International II Portfolio, Advantus Series Fund Small Company Growth Portfolio merged into W&R Target Fund Small Cap Growth Portfolio, Advantus Series Fund Value Stock Portfolio merged into W&R Target Fund Value Portfolio, Advantus Series Fund Small Company Value Portfolio merged into W&R Target Fund Small Cap Value Portfolio, Advantus Series Fund Core Equity Portfolio merged into W&R Target Fund Core Equity Portfolio, Advantus Series Fund Micro-Cap Growth Portfolio merged into W&R Target Fund Micro Cap Growth Portfolio.

(9) Investments in smaller company and micro-cap stocks generally carry a higher level of volatility and risk over the short-term.

ILLUSTRATIONS

To illustrate the operation of the certificate under various assumptions, we have prepared several tables along with additional explanatory text, that may be of assistance.

The following tables illustrate how the account value and death benefit of a certificate change with the investment experience of the sub-accounts of the separate account. The tables show how the account values and death benefit of a certificate issued to an insured of a given age and at a given premium would vary over time if the investment return on the assets held in each sub-account of the separate account were a uniform, gross, after-tax rate of 0 percent, 6 percent or 12 percent. The account values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0 percent, 6 percent and 12 percent over a period of years, but fluctuated above and below those averages for individual certificate years.

The tables illustrate both a certificate issued to an insured, age 45 and to an insured, age 55, in a group-sponsored program. This assumes a $4.00 monthly administration charge, a 3 percent sales charge, a 2 percent premium tax charge, and a 0.25 percent federal tax charge. Cost of insurance charges used in the tables are either the guaranteed maximums or assumed levels as described in the following paragraph. If a particular certificate has different administration, sales, tax, or cost of insurance charges, the account values and death benefits would vary from those shown in the tables. The illustrations of death benefits also vary between tables depending upon whether the level or variable type death benefits are illustrated.

The account value column in the tables with the heading "Using Maximum Cost of Insurance Charges" shows the accumulated value of premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed maximum rate and a maximum sales charge of 5%. The account value column in the tables with the heading "Using Assumed Cost of Insurance Charges" shows the accumulated value of premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at an assumed level which is substantially less than the guaranteed rate. The assumed cost of insurance charges are detailed on the illustrations. Actual cost of insurance charges for a certificate depend on a variety of factors as described in "Account Value Charges" section of the prospectus.

The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses of the Fund assessed against the net assets of the Variable Universal Life Account are deducted from the gross return. The investment expenses illustrated represent an average of the investment advisory fee charged for all Funds covered under the prospectus. The investment advisory fee for each Portfolio for the last fiscal year is shown in the Fund's prospectus. In addition to the deduction for the investment advisory fee, the illustrations also reflect a deduction for Portfolio costs and expenses for the last fiscal year, as shown in the Fund's prospectus. The average annual expense number used in the illustrations (0.91 percent) does not include waivers, reductions, and reimbursements as detailed in the footnotes to the expense table and the prospectus of the Funds. We do not expect any changes to the voluntary absorption of expenses policy in the current year. Therefore, gross annual rates of return of 0 percent, 6 percent and 12 percent correspond to approximate net annual rates of return of -0.91 percent, 5.04 percent and 10.99 percent.

The tables reflect the fact that no charges for federal, state or local income taxes are currently made against the Variable Universal Life Account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0 percent, 6 percent and 12 percent than it does now to produce the account values and death benefits illustrated.
Additionally, the hypothetical values shown in the tables assume that the policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional premium expense charge to cover Northstar Life's increased federal tax expense in that situation (as described in "Federal Tax Charge").

The tables illustrate the certificate values that would result based upon the investment rates of return if the premiums are paid on a monthly basis, and if no certificate loans have been made. The tables are also based on the assumptions that no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested. The certificate values in the tables also may reflect an increase in the face amount of insurance to the minimum amount necessary to maintain the certificate's qualification as life insurance under Section 7702 of the Code.

Upon request, we will provide an illustration based on a proposed insured's age, face amount of insurance, premium amount and frequency of payment, and using the charges for the group-sponsored insurance program under which the individual would be insured. To request a personalized illustration or any information about your certificate call us at 1-800-667-4631 or write to us at: Northstar Life Insurance Company, 301 East State Street, Ithaca, New York 14850.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 45
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $1,800
                           (MONTHLY PREMIUM - $150)(1)

                     USING CURRENT COST OF INSURANCE CHARGES*

                                                               -Assuming Hypothetical Investment Returns Of-
                                             0% Gross(2)                      6% Gross(2)                    12% Gross(2)
                                           (-0.91% Net)(3)                  (5.04% Net)(3)                  (10.99% Net)(3)
End of        Att     Annual         Account            Death          Account           Death          Account           Death
Pol Yr        Age     Premium       Value(4)           Benefit        Value(4)          Benefit        Value(4)          Benefit
------        ---     -------       --------           -------        --------          -------        --------          -------
   1           46       1,800          1,460           100,000           1,507          100,000           1,553          100,000
   2           47       1,800          2,897           100,000           3,080          100,000           3,267          100,000
   3           48       1,800          4,302           100,000           4,713          100,000           5,150          100,000
   4           49       1,800          5,685           100,000           6,420          100,000           7,231          100,000
   5           50       1,800          7,060           100,000           8,218          100,000           9,548          100,000
   6           51       1,800          8,403           100,000          10,088          100,000          12,102          100,000
   7           52       1,800          9,705           100,000          12,025          100,000          14,911          100,000
   8           53       1,800         10,977           100,000          14,044          100,000          18,017          100,000
   9           54       1,800         12,200           100,000          16,130          100,000          21,434          100,000
  10           55       1,800         13,375           100,000          18,288          100,000          25,202          100,000

  15           60       1,800         18,250           100,000          30,081          100,000          50,771          100,000
  20           65       1,800         21,218           100,000          43,965          100,000          94,170          113,004
  25           70       1,800         21,880           100,000          61,080          100,000         167,044          192,101
  30           75       1,800         15,302           100,000          82,135          100,000         287,163          301,521
  35           80       1,800              0           100,000         111,466          117,039         486,518          510,844
  40           85       1,800              0           100,000         147,951          155,348         807,497          847,872
  45           90       1,800              0           100,000         190,437          199,959       1,312,573        1,378,201
  50           95       1,800              0           100,000         244,174          246,616       2,141,314        2,162,727

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 45, used for the purposes of this illustration is $0.160. The cost of insurance charge will increase as the insured ages.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 55
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $3,000
                           (MONTHLY PREMIUM - $250)(1)

                     USING CURRENT COST OF INSURANCE CHARGES*

                                                               -Assuming Hypothetical Investment Returns Of-
                                                 0% Gross(2)                     6% Gross(2)                    12% Gross(2)
                                               (-0.91% Net)(3)                 (5.04% Net)(3)                  (10.99% Net)(3)
End of      Att           Annual         Account            Death         Account           Death          Account         Death
Pol Yr      Age           Premium       Value(4)           Benefit       Value(4)          Benefit        Value(4)        Benefit
------      ---           -------       --------           -------       --------          -------        --------        -------
  1          56             3,000          2,309           100,000          2,383          100,000           2,456           100,000
  2          57             3,000          4,527           100,000          4,816          100,000           5,110           100,000
  3          58             3,000          6,670           100,000          7,315          100,000           8,001           100,000
  4          59             3,000          8,730           100,000          9,878          100,000          11,148           100,000
  5          60             3,000         10,710           100,000         12,513          100,000          14,589           100,000
  6          61             3,000         12,603           100,000         15,218          100,000          18,354           100,000
  7          62             3,000         14,414           100,000         18,003          100,000          22,488           100,000
  8          63             3,000         16,134           100,000         20,867          100,000          27,036           100,000
  9          64             3,000         17,778           100,000         23,832          100,000          32,068           100,000
 10          65             3,000         19,329           100,000         26,891          100,000          37,636           100,000

 15          70             3,000         25,733           100,000         44,089          100,000          76,841           100,000
 20          75             3,000         25,820           100,000         63,471          100,000         145,170           152,428
 25          80             3,000         12,513           100,000         87,879          100,000         258,791           271,731
 30          85             3,000              0           100,000        124,496          130,721         442,048           464,151
 35          90             3,000              0           100,000        168,124          176,530         730,850           767,392
 40          95             3,000              0           100,000        223,174          225,406       1,204,700         1,216,747

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 55, used for the purposes of this illustration is $0.400. The cost of insurance charge will increase as the insured ages.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 45
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $1,800
                           (MONTHLY PREMIUM - $150)(1)

                    USING MAXIMUM COST OF INSURANCE CHARGES

                                                           -Assuming Hypothetical Investment Returns Of-
                                             0% Gross(2)                         6% Gross(2)                   12% Gross(2)
                                           (-0.91% Net)(3)                     (5.04% Net)(3)                 (10.99% Net)(3)
End of       Att     Annual          Account            Death             Account           Death         Account            Death
Pol Yr       Age     Premium        Value(4)           Benefit           Value(4)          Benefit       Value(4)           Benefit
------       ---     -------        --------           -------           --------          -------       --------           -------
  1          46        1,800           1,171           100,000              1,209          100,000          1,246           100,000
  2          47        1,800           2,302           100,000              2,449          100,000          2,598           100,000
  3          48        1,800           3,393           100,000              3,720          100,000          4,068           100,000
  4          49        1,800           4,441           100,000              5,024          100,000          5,668           100,000
  5          50        1,800           5,444           100,000              6,358          100,000          7,410           100,000
  6          51        1,800           6,397           100,000              7,721          100,000          9,307           100,000
  7          52        1,800           7,296           100,000              9,108          100,000         11,373           100,000
  8          53        1,800           8,135           100,000             10,518          100,000         13,623           100,000
  9          54        1,800           8,907           100,000             11,944          100,000         16,075           100,000
 10          55        1,800           9,608           100,000             13,385          100,000         18,751           100,000

 15          60        1,800          11,935           100,000             20,780          100,000         36,620           100,000
 20          65        1,800          11,550           100,000             28,112          100,000         66,490           100,000
 25          70        1,800           6,414           100,000             34,230          100,000        118,924           136,763
 30          75        1,800               0           100,000             36,993          100,000        206,186           216,496
 35          80        1,800               0           100,000             30,204          100,000        351,682           369,266
 40          85        1,800               0           100,000                  0          100,000        586,474           615,798
 45          90        1,800               0           100,000                  0          100,000        956,028         1,003,829
 50          95        1,800               0           100,000                  0          100,000      1,562,396         1,578,020

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 55
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $3,000
                           (MONTHLY PREMIUM - $250)(1)

                    USING MAXIMUM COST OF INSURANCE CHARGES

                                                            -Assuming Hypothetical Investment Returns Of-
                                              0% Gross(2)                       6% Gross(2)                  12% Gross(2)
                                            (-0.91% Net)(3)                   (5.04% Net)(3)                (10.99% Net)(3)
End of        Att       Annual        Account            Death           Account           Death        Account            Death
Pol Yr        Age       Premium      Value(4)           Benefit         Value(4)          Benefit      Value(4)           Benefit
------        ---       -------      --------           -------         --------          -------      --------           -------
  1           56          3,000         1,731           100,000            1,787          100,000         1,842           100,000
  2           57          3,000         3,379           100,000            3,596          100,000         3,817           100,000
  3           58          3,000         4,944           100,000            5,428          100,000         5,942           100,000
  4           59          3,000         6,423           100,000            7,282          100,000         8,233           100,000
  5           60          3,000         7,808           100,000            9,154          100,000        10,706           100,000
  6           61          3,000         9,093           100,000           11,039          100,000        13,379           100,000
  7           62          3,000        10,265           100,000           12,929          100,000        16,271           100,000
  8           63          3,000        11,309           100,000           14,809          100,000        19,398           100,000
  9           64          3,000        12,207           100,000           16,667          100,000        22,784           100,000
 10           65          3,000        12,946           100,000           18,494          100,000        26,462           100,000

 15           70          3,000        13,824           100,000           26,914          100,000        51,134           100,000
 20           75          3,000         7,247           100,000           32,497          100,000        95,663           100,446
 25           80          3,000             0           100,000           29,756          100,000       176,174           184,983
 30           85          3,000             0           100,000            3,026          100,000       306,375           321,694
 35           90          3,000             0           100,000                0          100,000       511,740           537,327
 40           95          3,000             0           100,000                0          100,000       848,683           857,170

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 45
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                             ANNUAL PREMIUM - $1,800
                           (MONTHLY PREMIUM - $150)(1)

                    USING CURRENT COST OF INSURANCE CHARGES*

                                                           -Assuming Hypothetical Investment Returns Of-
                                              0% Gross(2)                      6% Gross(2)                    12% Gross(2)
                                            (-0.91% Net)(3)                  (5.04% Net)(3)                  (10.99% Net)(3)
End of       Att       Annual         Account            Death          Account           Death         Account          Death
Pol Yr       Age       Premium       Value(4)           Benefit        Value(4)          Benefit       Value(4)         Benefit
------       ---       -------       --------           -------        --------          -------       --------         -------
   1         46          1,800          1,554            51,554           1,604           51,604          1,653          51,653
   2         47          1,800          3,087            53,087           3,282           53,282          3,481          53,481
   3         48          1,800          4,595            54,595           5,033           55,033          5,497          55,497
   4         49          1,800          6,084            56,084           6,866           56,866          7,729          57,729
   5         50          1,800          7,558            57,558           8,791           58,791         10,205          60,205
   6         51          1,800          9,008            59,008          10,801           60,801         12,941          62,941
   7         52          1,800         10,426            60,426          12,893           62,893         15,958          65,958
   8         53          1,800         11,820            61,820          15,079           65,079         19,295          69,295
   9         54          1,800         13,177            63,177          17,350           67,350         22,972          72,972
  10         55          1,800         14,498            64,498          19,711           69,711         27,028          77,028

  15         60          1,800         20,382            70,382          32,822           82,822         54,381         104,381
  20         65          1,800         24,872            74,872          48,277           98,277         98,932         148,932
  25         70          1,800         27,713            77,713          66,368          116,368        172,031         222,031
  30         75          1,800         26,109            76,109          84,629          134,629        289,632         339,632
  35         80          1,800         16,938            66,938          99,131          149,131        477,435         527,435
  40         85          1,800              0            50,000         104,938          154,938        779,033         829,033
  45         90          1,800              0            50,000          95,167          145,167      1,263,992       1,327,192
  50         95          1,800              0            50,000          59,250          109,250      2,048,700       2,098,700

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 45, used for the purposes of this illustration is $0.160. The cost of insurance charge will increase as the insured ages.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 55
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                             ANNUAL PREMIUM - $3,000
                           (MONTHLY PREMIUM - $250)(1)

                    USING CURRENT COST OF INSURANCE CHARGES*

                                                             -Assuming Hypothetical Investment Returns Of-
                                              0% Gross(2)                      6% Gross(2)                    12% Gross(2)
                                            (-0.91% Net)(3)                  (5.04% Net)(3)                  (10.99% Net)(3)
End of       Att       Annual         Account            Death          Account           Death          Account           Death
Pol Yr       Age       Premium       Value(4)           Benefit        Value(4)          Benefit        Value(4)          Benefit
------       ---       -------       --------           -------        --------          -------        --------          -------
   1          56         3,000          2,542            52,542           2,624           52,624           2,704           52,704
   2          57         3,000          5,019            55,019           5,336           55,336           5,661           55,661
   3          58         3,000          7,438            57,438           8,149           58,149           8,904           58,904
   4          59         3,000          9,793            59,793          11,060           61,060          12,459           62,459
   5          60         3,000         12,085            62,085          14,075           64,075          16,360           66,360
   6          61         3,000         14,308            64,308          17,192           67,192          20,639           70,639
   7          62         3,000         16,464            66,464          20,417           70,417          25,338           75,338
   8          63         3,000         18,546            68,546          23,749           73,749          30,495           80,495
   9          64         3,000         20,562            70,562          27,200           77,200          36,168           86,168
  10          65         3,000         22,499            72,499          30,763           80,763          42,401           92,401

  15          70         3,000         31,001            81,001          50,431          100,431          84,327          134,327
  20          75         3,000         34,806            84,806          70,708          120,708         149,434          199,434
  25          80         3,000         30,805            80,805          87,788          137,788         248,839          298,839
  30          85         3,000         15,927            65,927          96,891          146,891         401,576          451,576
  35          90         3,000              0            50,000          91,336          141,336         638,959          688,959
  40          95         3,000              0            50,000          60,809          110,809       1,011,802        1,061,802

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 55, used for the purposes of this illustration is $0.400. The cost of insurance charge will increase as the insured ages.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 45
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                             ANNUAL PREMIUM - $1,800
                           (MONTHLY PREMIUM - $150)(1)

                    USING MAXIMUM COST OF INSURANCE CHARGES

                                                              - Assuming Hypothetical Investment Returns Of-
                                                   0% Gross(2)                    6% Gross(2)                   12% Gross(2)
                                                 (-0.91% Net)(3)                (5.04% Net)(3)                 (10.99% Net)(3)
End of        Att          Annual         Account            Death       Account           Death         Account            Death
Pol Yr        Age          Premium       Value(4)           Benefit     Value(4)          Benefit       Value(4)           Benefit
------        ---          -------       --------           -------     --------          -------       --------           -------
   1           46            1,800          1,391            51,391        1,436           51,436          1,479            51,479
   2           47            1,800          2,752            52,752        2,926           52,926          3,103            53,103
   3           48            1,800          4,082            54,082        4,471           54,471          4,885            54,885
   4           49            1,800          5,380            55,380        6,075           56,075          6,842            56,842
   5           50            1,800          6,644            56,644        7,737           57,737          8,991            58,991
   6           51            1,800          7,873            57,873        9,457           59,457         11,350            61,350
   7           52            1,800          9,062            59,062       11,234           61,234         13,938            63,938
   8           53            1,800         10,210            60,210       13,070           63,070         16,777            66,777
   9           54            1,800         11,311            61,311       14,961           64,961         19,890            69,890
  10           55            1,800         12,363            62,363       16,907           66,907         23,303            73,303

  15           60            1,800         16,831            66,831       27,483           77,483         46,080            96,080
  20           65            1,800         19,586            69,586       39,269           89,269         82,444           132,444
  25           70            1,800         19,727            69,727       51,469          101,469        140,377           190,377
  30           75            1,800         15,907            65,907       62,537          112,537        232,745           282,745
  35           80            1,800          5,679            55,679       69,106          119,106        379,558           429,558
  40           85            1,800              0            50,000       66,340          116,340        613,973           663,973
  45           90            1,800              0            50,000       45,607           95,607        988,898         1,038,898
  50           95            1,800              0            50,000            0           50,000      1,592,815         1,642,815

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 55
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                             ANNUAL PREMIUM - $3,000
                           (MONTHLY PREMIUM - $250)(1)

                    USING MAXIMUM COST OF INSURANCE CHARGES

                                                               -Assuming Hypothetical Investment Returns Of-
                                                 0% Gross(2)                     6% Gross(2)                  12% Gross(2)
                                               (-0.91% Net)(3)                 (5.04% Net)(3)                (10.99% Net)(3)
End of      Att           Annual         Account            Death         Account           Death        Account            Death
Pol Yr      Age           Premium       Value(4)           Benefit       Value(4)          Benefit      Value(4)           Benefit
------      ---           -------       --------           -------       --------          -------      --------           -------
  1          56             3,000          2,221            52,221          2,293           52,293         2,363            52,363
  2          57             3,000          4,379            54,379          4,657           54,657         4,940            54,940
  3          58             3,000          6,473            56,473          7,093           57,093         7,752            57,752
  4          59             3,000          8,500            58,500          9,604           59,604        10,822            60,822
  5          60             3,000         10,456            60,456         12,186           62,186        14,174            64,174
  6          61             3,000         12,336            62,336         14,838           64,838        17,831            67,831
  7          62             3,000         14,133            64,133         17,556           67,556        21,821            71,821
  8          63             3,000         15,838            65,838         20,333           70,333        26,168            76,168
  9          64             3,000         17,440            67,440         23,159           73,159        30,899            80,899
 10          65             3,000         18,932            68,932         26,030           76,030        36,049            86,049

 15          70             3,000         24,541            74,541         40,862           90,862        69,585           119,585
 20          75             3,000         25,945            75,945         55,296          105,296       120,868           170,868
 25          80             3,000         20,709            70,709         66,168          116,168       198,495           248,495
 30          85             3,000          5,988            55,988         68,905          118,905       316,403           366,403
 35          90             3,000              0            50,000         55,208          105,208       495,133           545,133
 40          95             3,000              0            50,000         14,272           64,272       769,207           819,207

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

FINANCIAL STATEMENTS

The financial statements of Northstar Life Insurance Company as of December 31, 2003, have been audited by our independent auditors KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402. The financial statements are included in this Statement of Additional Information, as stated in the independent auditors' report appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The financial statements of Northstar Life Variable Universal Life Account as of December 31, 2003, have been audited by our independent auditors KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402. The financial statements are included in this Statement of Additional Information, as stated in the independent auditors' report appearing herein and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors of Northstar Life Insurance Company and Policy
    Owners of Northstar Variable Universal Life Account:

We have audited the accompanying statements of assets and liabilities of the Advantus Bond, Advantus Money Market, Advantus Mortgage Securities, Advantus Index 500, Advantus International Bond, Advantus Index 400 Mid-Cap, Advantus Real Estate Securities, Fidelity VIP High Income, Fidelity VIP Equity Income, Fidelity VIP Contrafund, Janus Aspen Capital Appreciation, Janus Aspen International Growth, Waddell & Reed Growth, Waddell & Reed Core Equity, Waddell & Reed Small Cap Growth, Waddell & Reed Balanced, Waddell & Reed International II, Waddell & Reed Micro-Cap Growth, Waddell & Reed Small Cap Value, and Waddell & Reed Value Segregated Sub-Accounts of Northstar Variable Universal Life Account (the Account), as of December 31, 2003, and the related statements of operations, the statements of changes in net assets and the financial highlights for the period from May 1, 2003 (commencement of operations) to December 31, 2003. These financial statements and the financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 2003, were confirmed to us by the respective sub-account mutual fund or, for Advantus Series Fund, Inc., verified by examination of the underlying portfolios. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Advantus Bond, Advantus Money Market, Advantus Mortgage Securities, Advantus Index 500, Advantus International Bond, Advantus Index 400 Mid-Cap, Advantus Real Estate Securities, Fidelity VIP High Income, Fidelity VIP Equity Income, Fidelity VIP Contrafund, Janus Aspen Capital Appreciation, Janus Aspen International Growth, Waddell & Reed Growth, Waddell & Reed Core Equity, Waddell & Reed Small Cap Growth, Waddell & Reed Balanced, Waddell & Reed International II, Waddell & Reed Micro-Cap Growth, Waddell & Reed Small Cap Value, and Waddell & Reed Value Segregated Sub-Accounts of Northstar Variable Universal Life Account at December 31, 2003, and the results of their operations, the changes in their net assets and the financial highlights for the period from May 1, 2003 (commencement of operations) to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.



Minneapolis, Minnesota
March 26, 2004

                 NORTHSTAR LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003

                                                                          SEGREGATED SUB-ACCOUNTS
                                                     ------------------------------------------------------------------------------
                                                                                                                          ADVANTUS
                                                               ADVANTUS   ADVANTUS   ADVANTUS    ADVANTUS     ADVANTUS     REAL
                                                     ADVANTUS    MONEY    MORTGAGE     INDEX   INTERNATIONAL  INDEX 400    ESTATE
                    ASSETS                             BOND     MARKET   SECURITIES     500        BOND        MID-CAP   SECURITIES
--------------------------------------------------   --------  --------  ----------  --------  -------------  ---------  ----------
Investments in shares of Advantus Series
 Fund, Inc.:
 Bond Portfolio, 745 shares at net asset
    value of $1.37 per share (cost
    $1,000) ......................................   $  1,022        --          --        --             --         --          --
 Money Market Portfolio, 1,003 shares at
    net asset value of $1.00 per share
    (cost $1,003) ................................         --     1,003          --        --             --         --          --
 Mortgage Securities Portfolio, 759 shares
    at net asset value of $1.34 per share
    (cost $1,000) ................................         --        --       1,018        --             --         --          --
 Index 500 Portfolio, 354 shares at net
    asset value of $3.45 per share (cost
    $1,000) ......................................         --        --          --     1,224             --         --          --
 International Bond Portfolio, 860 shares
    at net asset value of $1.31 per share
    (cost $1,000) ................................         --        --          --        --          1,123         --          --
 Index 400 Mid-Cap Portfolio, 1018 shares
    at net asset value of $1.29 per share
    (cost $1,000) ................................         --        --          --        --             --      1,319          --
 Real Estate Securities Portfolio, 911
    shares at net asset value of $1.46 per
    share (cost $1,000) ..........................         --        --          --        --             --         --       1,327
                                                     --------  --------  ----------  --------  -------------  ---------  ----------
                                                        1,022     1,003       1,018     1,224          1,123      1,319       1,327
Receivable from Northstar Life for policy
  purchase payments ..............................         --        --          --        --             --         --          --
Receivable for investments sold ..................         --        --          --        --             --         --          --
                                                     --------  --------  ----------  --------  -------------  ---------  ----------
      Total Assets ...............................      1,022     1,003       1,018     1,224          1,123      1,319       1,327
                                                     --------  --------  ----------  --------  -------------  ---------  ----------

                  LIABILITIES
Payable to Northstar Life for policy
     terminations and withdrawal payments ........         --        --          --        --             --         --          --
Payable for investments purchased ................         --        --          --        --             --         --          --
                                                     --------  --------  ----------  --------  -------------  ---------  ----------
      Total Liabilities ..........................         --        --          --        --             --         --          --
                                                     --------  --------  ----------  --------  -------------  ---------  ----------
      Net assets applicable to policy owners .....   $  1,022     1,003       1,018     1,224          1,123      1,319       1,327
                                                     ========  ========  ==========  ========  =============  =========  ==========

             POLICY OWNERS' EQUITY
      Total Policy Owners' equity ................   $  1,022     1,003       1,018     1,224          1,123      1,319       1,327
                                                     ========  ========  ==========  ========  =============  =========  ==========


See accompanying notes to financial statements

                 NORTHSTAR LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003

                                                                              SEGREGATED SUB-ACCOUNTS
                                                     ---------------------------------------------------------------------------
                                                                                                      JANUS        JANUS ASPEN
                                                     FIDELITY VIP   FIDELITY VIP    FIDELITY VIP   ASPEN CAPITAL   INTERNATIONAL
                    ASSETS                           HIGH INCOME    EQUITY INCOME    CONTRAFUND    APPRECIATION       GROWTH
--------------------------------------------------   ------------   -------------   ------------   -------------   -------------
Investments in shares of Fidelity Variable
 Insurance Products Funds:
     VIP High Income Portfolio 163 shares
        at net asset value of $6.95 per share
        (cost $1,000) ............................          1,134              --             --              --              --
     VIP Equity Income Portfolio, 55 shares
        at net asset value of $23.18 per share
        (cost $1,000) ............................             --           1,273             --              --              --
     VIP Contrafund Portfolio, 54 shares at
        net asset value of $23.13 per share
        (cost $1,000) ............................             --              --          1,254              --              --
Investments in shares of Janus Aspen Series:
     Capital Appreciation Portfolio, 57 shares
        at net asset value of $20.68 per share
        (cost $1,002) ............................             --              --             --           1,177              --
     International Growth Portfolio, 60 shares
        at net asset value of $22.89 per share
        (cost $1,011) ............................             --              --             --              --           1,369
Investments in shares of Waddell & Reed Target
 Funds, Inc.:
     Growth Portfolio, 144 shares at net asset
        value of $8.13 per share (cost $1,000) ...             --              --             --              --              --
     Core Equity Portfolio, 123 shares at net
        asset value of $9.40 per share (cost
        $1,008) ..................................             --              --             --              --              --
                                                      -----------   -------------   ------------   -------------   -------------
                                                            1,134           1,273          1,254           1,177           1,369
Receivable from Northstar Life for policy
  purchase payments ..............................             --              --             --              --              --
Receivable for investments sold ..................             --              --             --              --              --
                                                      -----------   -------------   ------------   -------------   -------------
            Total Assets .........................          1,134           1,273          1,254           1,177           1,369
                                                      -----------   -------------   ------------   -------------   -------------

                     LIABILITIES
Payable to Northstar Life for policy
 terminations and withdrawal payments ............             --              --             --              --              --
Payable for investments purchased ................             --              --             --              --              --
                                                      -----------   -------------   ------------   -------------   -------------
            Total Liabilities ....................             --              --             --              --              --
                                                      -----------   -------------   ------------   -------------   -------------
            Net assets applicable to policy
              owners .............................    $     1,134           1,273          1,254           1,177           1,369
                                                      ===========   =============   ============   =============   =============

               POLICY OWNERS' EQUITY
            Total Policy Owners' equity ..........    $     1,134           1,273          1,254           1,177           1,369
                                                      ===========   =============   ============   =============   =============


                                                     -------------------------------

                                                     WADDELL & REED   WADDELL & REED
                    ASSETS                               GROWTH         CORE EQUITY
--------------------------------------------------   --------------   --------------
Investments in shares of Fidelity Variable
 Insurance Products Funds:
     VIP High Income Portfolio 163 shares
        at net asset value of $6.95 per share
        (cost $1,000) ............................               --               --
     VIP Equity Income Portfolio, 55 shares
        at net asset value of $23.18 per share
        (cost $1,000) ............................               --               --
     VIP Contrafund Portfolio, 54 shares at
        net asset value of $23.13 per share
        (cost $1,000) ............................               --               --
Investments in shares of Janus Aspen Series:
     Capital Appreciation Portfolio, 57 shares
        at net asset value of $20.68 per share
        (cost $1,002) ............................               --               --
     International Growth Portfolio, 60 shares
        at net asset value of $22.89 per share
        (cost $1,011) ............................               --               --
Investments in shares of Waddell & Reed Target
 Funds, Inc.:
     Growth Portfolio, 144 shares at net asset
        value of $8.13 per share (cost $1,000) ...            1,174               --
     Core Equity Portfolio, 123 shares at net
        asset value of $9.40 per share (cost
        $1,008) ..................................               --            1,155
                                                     --------------   --------------
                                                              1,174            1,155
Receivable from Northstar Life for policy
  purchase payments ..............................               --               --
Receivable for investments sold ..................               --               --
                                                     --------------   --------------
            Total Assets .........................            1,174            1,155
                                                     --------------   --------------

                     LIABILITIES
Payable to Northstar Life for policy
 terminations and withdrawal payments ............               --               --
Payable for investments purchased ................               --               --
                                                     --------------   --------------
            Total Liabilities ....................               --               --
                                                     --------------   --------------
            Net assets applicable to policy
              owners .............................            1,174            1,155
                                                     ==============   ==============

               POLICY OWNERS' EQUITY
            Total Policy Owners' equity ..........            1,174            1,155
                                                     ==============   ==============


See accompanying notes to financial statements

                 NORTHSTAR LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2003

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                             -------------------------------------------------------------------
                                                             WADDELL & REED                                       WADDELL & REED
                                                                SMALL CAP     WADDELL & REED    WADDELL & REED      MICRO-CAP
                       ASSETS                                    GROWTH          BALANCED      INTERNATIONAL II       GROWTH
                       ------                                --------------   --------------   ----------------   --------------
Investments in shares of Waddell & Reed Target
  Funds, Inc.:
     Small Cap Growth Portfolio, 166 shares at net
        asset value of $8.47 per share (cost $1,000) .....            1,402               --                 --               --
     Balanced Portfolio, 161 shares at net asset
        value of $7.15 per share (cost $1,008) ...........               --            1,150                 --               --
     International II Portfolio, 90 shares at net
        asset value of $15.89 per share (cost $1,022) ....               --               --              1,435               --
     Micro-Cap Growth Portfolio, 111 shares at net
        asset value of $13.45 per share (cost $1,000) ....               --               --                 --            1,490
     Small Cap Value Portfolio, 98 shares at net asset
        value of $15.20 per share (cost $1,000) ..........               --               --                 --               --
     Value Portfolio, 221 shares at net asset value
          of $5.48 per share (cost $1,006) ...............               --               --                 --               --
                                                             --------------   --------------   ----------------   --------------
                                                                      1,402            1,150              1,435            1,490
Receivable from Northstar Life for policy purchase
   payments ..............................................               --               --                 --               --
Receivable for investments sold ..........................               --               --                 --               --
                                                             --------------   --------------   ----------------   --------------
         Total Assets ....................................            1,402            1,150              1,435            1,490
                                                             --------------   --------------   ----------------   --------------

                   LIABILITIES
Payable to Northstar Life for policy terminations and
   withdrawal payments ...................................               --               --                 --               --
Payable for investments purchased ........................               --               --                 --               --
                                                             --------------   --------------   ----------------   --------------
         Total Liabilities ...............................               --               --                 --               --
                                                             --------------   --------------   ----------------   --------------
         Net assets applicable to policy owners ..........   $        1,402            1,150              1,435            1,490
                                                             ==============   ==============   ================   ==============

              POLICY OWNERS' EQUITY
         Total Policy Owners' equity .....................   $        1,402            1,150              1,435            1,490
                                                             ==============   ==============   ================   ==============


                                                             -------------------------------
                                                             WADDELL & REED
                                                                SMALL CAP     WADDELL & REED
                       ASSETS                                     VALUE            VALUE
                       ------                                --------------   --------------
Investments in shares of Waddell & Reed Target
  Funds, Inc.:
     Small Cap Growth Portfolio, 166 shares at net
        asset value of $8.47 per share (cost $1,000) .....               --               --
     Balanced Portfolio, 161 shares at net asset
        value of $7.15 per share (cost $1,008) ...........               --               --
     International II Portfolio, 90 shares at net
        asset value of $15.89 per share (cost $1,022) ....               --               --
     Micro-Cap Growth Portfolio, 111 shares at net
        asset value of $13.45 per share (cost $1,000) ....               --               --
     Small Cap Value Portfolio, 98 shares at net asset
        value of $15.20 per share (cost $1,000) ..........            1,485               --
     Value Portfolio, 221 shares at net asset value
          of $5.48 per share (cost $1,006) ...............               --            1,212
                                                             --------------   --------------
                                                                      1,485            1,212
Receivable from Northstar Life for policy purchase
   payments ..............................................               --               --
Receivable for investments sold ..........................               --               --
                                                             --------------   --------------
         Total Assets ....................................            1,485            1,212
                                                             --------------   --------------

                   LIABILITIES
Payable to Northstar Life for policy terminations and
   withdrawal payments ...................................               --               --
Payable for investments purchased ........................               --               --
                                                             --------------   --------------
         Total Liabilities ...............................               --               --
                                                             --------------   --------------
         Net assets applicable to policy owners ..........            1,485            1,212
                                                             ==============   ==============

              POLICY OWNERS' EQUITY
         Total Policy Owners' equity .....................            1,485            1,212
                                                             ==============   ==============


See accompanying notes to financial statements

                 NORTHSTAR LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
          FOR THE PERIOD FROM MAY 1, 2003 (COMMENCEMENT OF OPERATIONS)
                              TO DECEMBER 31, 2003

                                                                               SEGREGATED SUB-ACCOUNTS
                                                    ------------------------------------------------------------------------------
                                                                                                                         ADVANTUS
                                                              ADVANTUS   ADVANTUS   ADVANTUS    ADVANTUS     ADVANTUS      REAL
                                                    ADVANTUS   MONEY     MORTGAGE    INDEX    INTERNATIONAL  INDEX 400    ESTATE
                                                      BOND     MARKET   SECURITIES    500         BOND        MID-CAP   SECURITIES
                                                    --------  --------  ----------  --------  -------------  ---------  ----------
Investment income:
     Investment income distributions from
       underlying mutual fund ....................  $     --         3          --        --             --         --          --
     Mortality and expense charges and
       administrative charges (note 3) ...........        --        --          --        --             --         --          --
                                                    --------  --------  ----------  --------  -------------  ---------  ----------
         Investment income  - net ................        --         3          --        --             --         --          --
                                                    --------  --------  ----------  --------  -------------  ---------  ----------

Realized and unrealized gains on
     investments - net:
         Realized gain distributions from
            underlying mutual fund ...............        --        --          --        --             --         --          --
         Realized gains on sales of investments ..        --        --          --        --             --         --          --
                                                    --------  --------  ----------  --------  -------------  ---------  ----------
         Net realized gains on investments .......        --        --          --        --             --         --          --

         Net change in unrealized appreciation
            or depreciation on investments .......        22        --          18       224            123        319         327
                                                    --------  --------  ----------  --------  -------------  ---------  ----------
         Net gains on investments ................        22        --          18       224            123        319         327
                                                    --------  --------  ----------  --------  -------------  ---------  ----------
Net increase in net assets resulting from
     operations ..................................  $     22         3          18       224            123        319         327
                                                    ========  ========  ==========  ========  =============  =========  ==========


See accompanying notes to financial statements

                 NORTHSTAR LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
          FOR THE PERIOD FROM MAY 1, 2003 (COMMENCEMENT OF OPERATIONS)
                              TO DECEMBER 31, 2003


                                                                                          SEGREGATED SUB-ACCOUNTS
                                                                       ---------------------------------------------------------
                                                                                                                      JANUS
                                                                       FIDELITY VIP  FIDELITY VIP   FIDELITY VIP   ASPEN CAPITAL
                                                                       HIGH INCOME   EQUITY INCOME   CONTRAFUND    APPRECIATION
                                                                       ------------  -------------  -------------  -------------
Investment income:
     Investment income distributions from underlying mutual fund ....  $         --             --             --              2
     Mortality and expense charges and administrative charges
       (note 3) .....................................................            --             --             --             --
                                                                       ------------  -------------  -------------  -------------

         Investment income - net ....................................            --             --             --              2
                                                                       ------------  -------------  -------------  -------------

Realized and unrealized gains on investments - net:
         Realized gain distributions from underlying mutual fund ....            --             --             --             --
         Realized gains on sales of investments .....................            --             --             --             --
                                                                       ------------  -------------  -------------  -------------
         Net realized gains on investments ..........................            --             --             --             --

         Net change in unrealized appreciation or depreciation
            on investments ..........................................           134            273            254            175
                                                                       ------------  -------------  -------------  -------------
         Net gains on investments ...................................           134            273            254            175
                                                                       ------------  -------------  -------------  -------------
Net increase in net assets resulting from operations ................  $        134            273            254            177
                                                                       ============  =============  =============  =============


                                                                       ---------------------------------------------
                                                                       JANUS ASPEN
                                                                       INTERNATIONAL  WADDELL & REED  WADDELL & REED
                                                                          GROWTH          GROWTH        CORE EQUITY
                                                                       -------------  --------------  --------------
Investment income:
     Investment income distributions from underlying mutual fund ....             11              --               8
     Mortality and expense charges and administrative charges
       (note 3) .....................................................             --              --              --
                                                                       -------------  --------------  --------------

         Investment income - net ....................................             11              --               8
                                                                       -------------  --------------  --------------

Realized and unrealized gains on investments - net:
         Realized gain distributions from underlying mutual fund ....             --              --              --
         Realized gains on sales of investments .....................             --              --              --
                                                                       -------------  --------------  --------------
         Net realized gains on investments ..........................             --              --              --

         Net change in unrealized appreciation or depreciation
            on investments ..........................................            358             174             147
                                                                       -------------  --------------  --------------
         Net gains on investments ...................................            358             174             147
                                                                       -------------  --------------  --------------
Net increase in net assets resulting from operations ................            369             174             155
                                                                       =============  ==============  ==============



See accompanying notes to financial statements

                 NORTHSTAR LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
          FOR THE PERIOD FROM MAY 1, 2003 (COMMENCEMENT OF OPERATIONS)
                              TO DECEMBER 31, 2003

                                                                                              SEGREGATED SUB-ACCOUNTS
                                                                                --------------------------------------------------
                                                                                WADDELL & REED
                                                                                  SMALL CAP      WADDELL & REED    WADDELL & REED
                                                                                    GROWTH          BALANCED      INTERNATIONAL II
                                                                                --------------   --------------   ----------------
Investment income:
     Investment income distributions from underlying mutual fund ............   $           --                8                 22
     Mortality and expense charges and administrative charges (note 3) ......               --               --                 --
                                                                                --------------   --------------   ----------------
         Investment income - net ............................................               --                8                 22
                                                                                --------------   --------------   ----------------

Realized and unrealized gains on investments - net:
         Realized gain distributions from underlying mutual fund ............               --               --                 --
         Realized gains on sales of investments .............................               --               --                 --
                                                                                --------------   --------------   ----------------
         Net realized gains on investments ..................................               --               --                 --

         Net change in unrealized appreciation or depreciation
            on investments ..................................................              402              142                413
                                                                                --------------   --------------   ----------------
         Net gains on investments ...........................................              402              142                413
                                                                                --------------   --------------   ----------------
Net increase in net assets resulting from operations ........................   $          402              150                435
                                                                                ==============   ==============   ================


                                                                                -------------------------------------------------
                                                                                WADDELL & REED    WADDELL & REED
                                                                                   MICRO-CAP         SMALL CAP     WADDELL & REED
                                                                                    GROWTH             VALUE            VALUE
                                                                                ---------------   --------------   --------------
Investment income:
     Investment income distributions from underlying mutual fund ............   $            --               --                6
     Mortality and expense charges and administrative charges (note 3) ......                --               --               --
                                                                                ---------------   --------------   --------------
         Investment income - net ............................................                --               --                6
                                                                                ---------------   --------------   --------------

Realized and unrealized gains on investments - net:
         Realized gain distributions from underlying mutual fund ............                --               --               --
         Realized gains on sales of investments .............................                --               --               --
                                                                                ---------------   --------------   --------------
         Net realized gains on investments ..................................                --               --               --

         Net change in unrealized appreciation or depreciation
            on investments ..................................................               490              485              206
                                                                                ---------------   --------------   --------------
         Net gains on investments ...........................................               490              485              206
                                                                                ---------------   --------------   --------------
Net increase in net assets resulting from operations ........................   $           490              485              212
                                                                                ===============   ==============   ==============



See accompanying notes to financial statements

                 NORTHSTAR LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
          FOR THE PERIOD FROM MAY 1, 2003 (COMMENCEMENT OF OPERATIONS)
                              TO DECEMBER 31, 2003


                                                                                SEGREGATED SUB-ACCOUNTS
                                                    ------------------------------------------------------------------------------
                                                                                                                         ADVANTUS
                                                              ADVANTUS   ADVANTUS   ADVANTUS    ADVANTUS     ADVANTUS      REAL
                                                    ADVANTUS   MONEY     MORTGAGE    INDEX    INTERNATIONAL  INDEX 400    ESTATE
                                                      BOND     MARKET   SECURITIES    500         BOND        MID-CAP   SECURITIES
                                                    --------  --------  ----------  --------  -------------  ---------  ----------
Operations:
     Investment income - net .....................  $     --         3          --        --             --         --          --
     Net realized gains on investments ...........        --        --          --        --             --         --          --
     Net change in unrealized appreciation
         or depreciation on investments ..........        22        --          18       224            123        319         327
                                                    --------  --------  ----------  --------  -------------  ---------  ----------
Net increase in net assets resulting from
     operations ..................................        22         3          18       224            123        319         327
                                                    --------  --------  ----------  --------  -------------  ---------  ----------

Policy transactions (notes 2,3,4 and 5):
     Policy purchase payments: ...................     1,000     1,000       1,000     1,000          1,000      1,000       1,000
     Policy terminations, withdrawal payments
         and charges: ............................        --        --          --        --             --         --          --
                                                    --------  --------  ----------  --------  -------------  ---------  ----------
Increase in net assets from Policy transactions ..     1,000     1,000       1,000     1,000          1,000      1,000       1,000
                                                    --------  --------  ----------  --------  -------------  ---------  ----------
Increase in net assets ...........................     1,022     1,003       1,018     1,224          1,123      1,319       1,327
Net assets at the beginning of period ............        --        --          --        --             --         --          --
                                                    --------  --------  ----------  --------  -------------  ---------  ----------
Net assets at the end of period ..................  $  1,022     1,003       1,018     1,224          1,123      1,319       1,327
                                                    ========  ========  ==========  ========  =============  =========  ==========


See accompanying notes to financial statements

                 NORTHSTAR LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
          FOR THE PERIOD FROM MAY 1, 2003 (COMMENCEMENT OF OPERATIONS)
                              TO DECEMBER 31, 2003


                                                                                  SEGREGATED SUB-ACCOUNTS
                                                         ------------------------------------------------------------------------
                                                                                                         JANUS       JANUS ASPEN
                                                         FIDELITY VIP  FIDELITY VIP   FIDELITY VIP   ASPEN CAPITAL  INTERNATIONAL
                                                         HIGH INCOME   EQUITY INCOME   CONTRAFUND    APPRECIATION      GROWTH
                                                         ------------  -------------  -------------  -------------  -------------
Operations:
     Investment income - net .........................   $         --             --             --              2             11
     Net realized gains on investments ...............             --             --             --             --             --
     Net change in unrealized appreciation or
         depreciation on investments .................            134            273            254            175            358
                                                         ------------  -------------  -------------  -------------  -------------
Net increase in net assets resulting from
     operations ......................................            134            273            254            177            369
                                                         ------------  -------------  -------------  -------------  -------------

Policy transactions (notes 2,3,4 and 5):
     Policy purchase payments: .......................          1,000          1,000          1,000          1,000          1,000
     Policy terminations, withdrawal payments and
         charges: ....................................             --             --             --             --             --
                                                         ------------  -------------  -------------  -------------  -------------
Increase in net assets from Policy transactions ......          1,000          1,000          1,000          1,000          1,000
                                                         ------------  -------------  -------------  -------------  -------------
Increase in net assets ...............................          1,134          1,273          1,254          1,177          1,369
Net assets at the beginning of period ................             --             --             --             --             --
                                                         ------------  -------------  -------------  -------------  -------------
Net assets at the end of period ......................   $      1,134          1,273          1,254          1,177          1,369
                                                         ============  =============  =============  =============  =============

                                                         ------------------------------
                                                         WADDELL & REED  WADDELL & REED
                                                             GROWTH        CORE EQUITY
                                                         --------------  --------------
Operations:
     Investment income - net .........................               --               8
     Net realized gains on investments ...............               --              --
     Net change in unrealized appreciation or
         depreciation on investments .................              174             147
                                                         --------------  --------------
Net increase in net assets resulting from
     operations ......................................              174             155
                                                         --------------  --------------

Policy transactions (notes 2,3,4 and 5):
     Policy purchase payments: .......................            1,000           1,000
     Policy terminations, withdrawal payments and
         charges: ....................................               --              --
                                                         --------------  --------------
Increase in net assets from Policy transactions ......            1,000           1,000
                                                         --------------  --------------
Increase in net assets ...............................            1,174           1,155
Net assets at the beginning of period ................               --              --
                                                         --------------  --------------
Net assets at the end of period ......................            1,174           1,155
                                                         ==============  ==============



See accompanying notes to financial statements

                 NORTHSTAR LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
          FOR THE PERIOD FROM MAY 1, 2003 (COMMENCEMENT OF OPERATIONS)
                              TO DECEMBER 31, 2003

                                                                                SEGREGATED SUB-ACCOUNTS
                                                                  --------------------------------------------------
                                                                  WADDELL & REED
                                                                     SMALL CAP     WADDELL & REED    WADDELL & REED
                                                                      GROWTH          BALANCED      INTERNATIONAL II
                                                                  --------------   --------------   ----------------
Operations:
     Investment income - net ..................................   $           --                8                 22
     Net realized gains on investments ........................               --               --                 --
     Net change in unrealized appreciation or depreciation
         on investments .......................................              402              142                413
                                                                  --------------   --------------   ----------------
Net increase in net assets resulting from operations ..........              402              150                435
                                                                  --------------   --------------   ----------------

Policy transactions (notes 2,3,4 and 5):
     Policy purchase payments: ................................            1,000            1,000              1,000
     Policy terminations, withdrawal payments and charges: ....               --               --                 --
                                                                  --------------   --------------   ----------------
Increase in net assets from Policy transactions ...............            1,000            1,000              1,000
                                                                  --------------   --------------   ----------------
Increase in net assets ........................................            1,402            1,150              1,435
Net assets at the beginning of period .........................               --               --                 --
                                                                  --------------   --------------   ----------------
Net assets at the end of period ...............................   $        1,402            1,150              1,435
                                                                  ==============   ==============   ================


                                                                  ------------------------------------------------
                                                                  WADDELL & REED   WADDELL & REED
                                                                     MICRO-CAP       SMALL CAP      WADDELL & REED
                                                                      GROWTH            VALUE            VALUE
                                                                  --------------   --------------   --------------
Operations:
     Investment income - net ..................................               --               --                6
     Net realized gains on investments ........................               --               --               --
     Net change in unrealized appreciation or depreciation
         on investments .......................................              490              485              206
                                                                  --------------   --------------   --------------
Net increase in net assets resulting from operations ..........              490              485              212
                                                                  --------------   --------------   --------------

Policy transactions (notes 2,3,4 and 5):
     Policy purchase payments: ................................            1,000            1,000            1,000
     Policy terminations, withdrawal payments and charges: ....               --               --               --
                                                                  --------------   --------------   --------------
Increase in net assets from Policy transactions ...............            1,000            1,000            1,000
                                                                  --------------   --------------   --------------
Increase in net assets ........................................            1,490            1,485            1,212
Net assets at the beginning of period .........................               --               --               --
                                                                  --------------   --------------   --------------
Net assets at the end of period ...............................            1,490            1,485            1,212
                                                                  ==============   ==============   ==============



See accompanying notes to financial statements

                 NORTHSTAR LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                          NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2003

(1)    ORGANIZATION

       The Northstar Life Variable Universal Life Account (the Account), was established on January 3, 2003 as a segregated asset account of Northstar Life Insurance Company (Northstar Life) under New York law and is registered as a unit investment trust under the Investment Company Act of 1940 (as amended). The Account commenced operations on May 1, 2003.

       The assets of each segregated sub-account are held for the exclusive benefit of the group-sponsored variable universal life insurance policy owners and are not chargeable with liabilities arising out of the business conducted by any other account or by Northstar Life. Variable universal life policy owners allocate their purchase payments to one or more of the twenty segregated sub-accounts. Such payments are then invested in shares of the Advantus Series Fund, Inc., Fidelity Variable Insurance Products Funds, Janus Aspen Series or Waddell & Reed Target Funds, Inc. (collectively, the Underlying Funds). Each of the Underlying Funds is registered under the Investment Company Act of 1940 (as amended) as a diversified (except International Bond Portfolio which is non-diversified), open-end management investment company. Payments allocated to Advantus Bond, Advantus Money Market, Advantus Mortgage Securities, Advantus Index 500, Advantus International Bond, Advantus Index 400 Mid-Cap, Advantus Real Estate Securities, VIP High Income, VIP Equity-Income, VIP Contrafund, Janus Aspen Capital Appreciation, Janus Aspen International Growth, Waddell & Reed Growth, Waddell & Reed Core Equity, Waddell & Reed Small Cap Growth, Waddell & Reed Balanced, Waddell & Reed International II, Waddell & Reed Micro-Cap Growth, Waddell & Reed Small Cap Value and Waddell & Reed Value segregated sub-accounts are invested in shares of the Bond, Money Market, Mortgage Securities, Index 500, International Bond, Index 400 Mid-Cap, and Real Estate Securities Portfolios of the Advantus Series Fund, Inc., VIP High Income, VIP Equity Income and Fidelity VIP Contrafund Portfolios of the Fidelity Variable Insurance Products Funds, Capital Appreciation and International Growth Portfolios of the Janus Aspen Series and Growth, Core Equity, Small Cap Growth, Balanced, International II , Micro-Cap Growth, Small Cap Value and Value Portfolios of the Waddell & Reed Target Funds, Inc., respectively.

       Securian Financial Services, Inc. (Securian) acts as the underwriter for the Account. Advantus Capital Management, Inc. (Advantus) acts as the investment adviser for the Advantus Series Fund, Inc. Both Securian and Advantus are affiliate companies of Minnesota Life.



(2)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

       INVESTMENTS IN UNDERLYING FUNDS

       Investments in shares of the Underlying Funds are stated at market value which is the net asset value per share as determined daily by the Underlying Funds. Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the FIFO basis. All dividend distributions received from the Underlying Funds are reinvested in additional shares of the Underlying Funds and are recorded by the sub-accounts on the ex-dividend date. The Advantus Series Fund, Inc. Portfolios may utilize consent dividends to effectively distribute income for income tax purposes. The Account "consents" to treat these amounts as dividend income for tax purposes although they are not paid by the Underlying Funds. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends.

       FEDERAL INCOME TAXES

       The Account is treated as part of Northstar Life for federal income tax purposes. Under current interpretation of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the Underlying Funds. Any applicable taxes will be the responsibility of the contract holders or beneficiaries upon termination or withdrawal.

                 NORTHSTAR LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2003


(2)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

       CAPITALIZATION

       Northstar Life may provide capital for the establishment of new portfolios as investment options of the Variable Account. The capitalization transactions were as follows during the period ended December 31, 2003:

       Portfolio                                          Capitalization Amount                Date of Capitalization
       Advantus Bond                                      $               1,000                      May 1, 2003
       Advantus Money Market                                              1,000                      May 1, 2003
       Advantus Mortgage Securities                                       1,000                      May 1, 2003
       Advantus Index 500                                                 1,000                      May 1, 2003
       Advantus International Bond                                        1,000                      May 1, 2003
       Advantus Index 400 Mid-Cap                                         1,000                      May 1, 2003
       Advantus Real Estate Securities                                    1,000                      May 1, 2003
       Fidelity VIP High Income                                           1,000                      May 1, 2003
       Fidelity VIP Equity Income                                         1,000                      May 1, 2003
       Fidelity VIP Contrafund                                            1,000                      May 1, 2003
       Janus Aspen Capital Appreciation                                   1,000                      May 1, 2003
       Janus Aspen International Growth                                   1,000                      May 1, 2003
       Waddell & Reed Growth                                              1,000                      May 1, 2003
       Waddell & Reed Core Equity                                         1,000                      May 1, 2003
       Waddell & Reed Small Cap Growth                                    1,000                      May 1, 2003
       Waddell & Reed Balanced                                            1,000                      May 1, 2003
       Waddell & Reed International II                                    1,000                      May 1, 2003
       Waddell & Reed Micro-Cap Growth                                    1,000                      May 1, 2003
       Waddell & Reed Small Cap Value                                     1,000                      May 1, 2003
       Waddell & Reed Value                                               1,000                      May 1, 2003

(3)    Expenses and Related Party Transactions

       There is no mortality and expense charge or administration charge for this separate account.

       Policy purchase payments are reflected net of the following charges paid to Northstar Life:

                  A premium tax charge in the amount of 0.75 to 4.00 percent is deducted from each premium payment. Premium taxes are paid to state and local governments. There were no premium tax charges deducted from premium payments for the period ended December 31, 2003

                  A federal tax charge of up to 0.35 percent for group-sponsored policies and up to 1.25 percent for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Northstar Life under the Omnibus Budget Reconciliation Act of 1990. There were no federal tax charges for the period ended December 31, 2003.


       In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, which is an optional benefit available for additional cast, subject to age and contract, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group- sponsored program and ranges from $1 to $4 per month. The partial surrender charge is to cover administrative costs incurred by Nortstar Life. The amount of the partial surrender charge is the lesser of $25 or two percent of the amount withdrawn. For the period ended December 31, 2003, there were no administration charges, partial surrender charges, cost of insurance charges or charges for additional benefits provided by a rider.

       The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract.

       To the extent the Account invests in the Advantus Series Fund, Inc., the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15% to 0.60% of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a Rule 12b-1 distribution plan covering all it's portfolios except the Maturing Government Bond Portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25% of average daily net assets to Securian. The Advantus Series Fund, Inc. also pays an administrative services fee to Northstar Life. In addition, each Portfolio pays an annual fee equal to 0.02% of net assets to State Street for daily fund accounting services.

                 NORTHSTAR LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                          NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2003


(4)   INVESTMENT TRANSACTIONS

      The Account's purchases of Underlying Funds shares, including reinvestment of dividend distributions, were as follows during the period ended December 31, 2003:

      Advantus Bond                                                            $ 1,000
      Advantus Money Market                                                      1,003
      Advantus Mortgage Securities                                               1,000
      Advantus Index 500                                                         1,000
      Advantus International Bond                                                1,000
      Advantus Index 400 Mid-Cap                                                 1,000
      Advantus Real Estate Securities                                            1,000
      Fidelity VIP High Income                                                   1,000
      Fidelity VIP Equity Income                                                 1,000
      Fidelity VIP Contrafund                                                    1,000
      Janus Aspen Capital Appreciation                                           1,002
      Janus Aspen International Growth                                           1,011
      Waddell & Reed Growth                                                      1,000
      Waddell & Reed Core Equity                                                 1,008
      Waddell & Reed Small Cap Growth                                            1,000
      Waddell & Reed Balanced                                                    1,008
      Waddell & Reed International II                                            1,022
      Waddell & Reed Micro-Cap Growth                                            1,000
      Waddell & Reed Small Cap Value                                             1,000
      Waddell & Reed Value                                                       1,006

                 NORTHSTAR LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                          NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2003

(5)    UNIT ACTIVITY FROM POLICY TRANSACTIONS

       Transactions in units for each segregated sub-account for the period ended December 31, 2003 are as follows:


                                                          SEGREGATED SUB-ACCOUNTS
                                         -----------------------------------------------------------
                                                    ADVANTUS    ADVANTUS    ADVANTUS      ADVANTUS
                                         ADVANTUS    MONEY      MORTGAGE     INDEX     INTERNATIONAL
                                           BOND      MARKET    SECURITIES     500           BOND
                                         --------   --------   ----------   --------   -------------
  May 1, 2003 ........................         --         --           --         --              --
     Policy purchase
         payments ....................      1,000      1,000        1,000      1,000           1,000
     Policy terminations, withdrawal
         payments and charges ........         --         --           --         --              --
                                         --------   --------   ----------   --------   -------------
Units outstanding at
   December 31, 2003 .................      1,000      1,000        1,000      1,000           1,000
                                         ========   ========   ==========   ========   =============

                                                                      SEGREGATED SUB-ACCOUNTS
                                              --------------------------------------------------------------------
                                                           ADVANTUS
                                               ADVANTUS     REAL
                                              INDEX 400     ESTATE     FIDELITY VIP   FIDELITY VIP    FIDELITY VIP
                                               MID-CAP    SECURITIES   HIGH INCOME    EQUITY INCOME    CONTRAFUND
                                              ---------   ----------   ------------   -------------   ------------
  May 1, 2003 .............................          --           --             --              --             --
     Policy purchase
         payments .........................       1,000        1,000          1,000           1,000          1,000
     Policy terminations, withdrawal
         payments and charges .............          --           --             --              --             --
                                              ---------   ----------   ------------   -------------   ------------
Units outstanding at
   December 31, 2003 ......................       1,000        1,000          1,000           1,000          1,000
                                              =========   ==========   ============   =============   ============

                 NORTHSTAR LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                          NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2003

(5)    UNIT ACTIVITY FROM POLICY TRANSACTIONS - CONTINUED

       Transactions in units for each segregated sub-account for the period ended December 31, 2003 are as follows:


                                                                        SEGREGATED SUB-ACCOUNTS
                                            --------------------------------------------------------------------------------
                                               JANUS            JANUS                                         WADDELL & REED
                                            ASPEN CAPITAL   INTERNATIONAL   WADDELL & REED   WADDELL & REED     SMALL CAP
                                            APPRECIATION       GROWTH          GROWTH         CORE EQUITY        GROWTH
                                            -------------   -------------   --------------   --------------   --------------
  May 1, 2003 ...........................              --              --               --               --               --
     Policy purchase
         payments .......................           1,000           1,000            1,000            1,000            1,000
     Policy terminations, withdrawal
         payments and charges ...........              --              --               --               --               --
                                            -------------   -------------   --------------   --------------   --------------
Units outstanding at
   December 31, 2003 ....................           1,000           1,000            1,000            1,000            1,000
                                            =============   =============   ==============   ==============   ==============

                                                                          SEGREGATED SUB-ACCOUNTS
                                            --------------------------------------------------------------------------------------
                                                                                WADDELL & REED     WADDELL & REED
                                            WADDELL & REED    WADDELL & REED       MICRO-CAP         SMALL CAP      WADDELL & REED
                                               BALANCED      INTERNATIONAL II       GROWTH             VALUE            VALUE
                                            --------------   ----------------   ----------------   --------------   --------------
  May 1, 2003 ...........................               --                 --                 --               --               --
     Policy purchase
         payments .......................            1,000              1,000              1,000            1,000            1,000
     Policy terminations, withdrawal
         payments and charges ...........               --                 --                 --               --               --
                                            --------------   ----------------   ----------------   --------------   --------------
Units outstanding at
   December 31, 2003 ....................            1,000              1,000              1,000            1,000            1,000
                                            ==============   ================   ================   ==============   ==============

                 NORTHSTAR LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                          NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2003


(6) FINANCIAL HIGHLIGHTS


                                                                       0% VARIABLE ACCOUNT CHARGE**
                                                ---------------------------------------------------------------------------

                                                                                                 For the period from May 1,
                                                                                                     2003 (commencement
                                                                                                     of operations) to
                                                               At December 31, 2003                  December 31, 2003
                                                ---------------------------------------------    --------------------------
                                                Accumulation                         Units        Investment        Total
Sub-Account                                      Unit Value        Net Assets     Outstanding    Income Ratio*    Return***
--------------------------------------          ------------       ----------     -----------    -------------    ---------
Advantus Bond                                       1.02                1,022           1,000         0.00%           2.20%
Advantus Money Market                               1.00                1,003           1,000         0.35%           0.36%
Advantus Mortgage Securities                        1.02                1,018           1,000         0.00%           1.77%
Advantus Index 500                                  1.22                1,224           1,000         0.00%          22.40%
Advantus Global Bond                                1.12                1,123           1,000         0.00%          12.30%
Advantus Index 400 Mid-Cap                          1.32                1,319           1,000         0.00%          31.86%
Advantus Real Estate Securities                     1.33                1,327           1,000         0.00%          32.67%
Fidelity VIP High Income                            1.13                1,134           1,000         0.00%          13.38%
Fidelity VIP Equity Income                          1.27                1,273           1,000         0.00%          27.29%
Fidelity VIP Contrafund                             1.25                1,254           1,000         0.00%          25.37%
Janus Aspen Capital Appreciation                    1.18                1,177           1,000         0.18%          17.71%
Janus Aspen International Growth                    1.37                1,369           1,000         0.92%          36.92%
Waddell & Reed Growth                               1.17                1,174           1,000         0.00%          17.37%
Waddell & Reed Core Equity                          1.15                1,155           1,000         0.76%          15.46%
Waddell & Reed Small Cap Growth                     1.40                1,402           1,000         0.00%          40.19%
Waddell & Reed Balanced                             1.15                1,150           1,000         0.75%          14.98%
Waddell & Reed International II                     1.44                1,435           1,000         1.78%          43.51%
Waddell & Reed Micro-Cap Growth                     1.49                1,490           1,000         0.00%          49.02%
Waddell & Reed Small Cap Value                      1.48                1,485           1,000         0.00%          48.48%
Waddell & Reed Value                                1.21                1,212           1,000         0.56%          21.22%


*These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of expenses assessed by the fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests and, to the extent the underlying fund utilizes consent dividends rather than paying dividends in cash or reinvested shares, the Account does not record investment income.

**This ratio represents the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or for the effective date through the end of the reporting period.

***These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Northstar Life Insurance Company:

We have audited the accompanying balance sheets of the Northstar Life Insurance Company (the Company) as of December 31, 2003 and 2002, and the related statements of operations and comprehensive income, changes in stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Northstar Life Insurance Company as of December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information included in the accompanying schedules is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Minneapolis, Minnesota
March 21, 2004

                        NORTHSTAR LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                           DECEMBER 31, 2003 AND 2002

                     ASSETS                                        2003                  2002
-------------------------------------------------------     ------------------    ------------------
Fixed maturity securities available-for-sale
   (amortized cost $38,391,662 and $41,123,108)             $       41,842,097    $       45,249,330
                                                            ------------------    ------------------

Cash and cash equivalents                                            3,595,978             2,636,496
Premiums receivable                                                    892,981             1,857,018
Accrued investment income                                              579,029               622,625
Deferred policy acquisition costs                                    3,144,450             4,300,751
Federal tax recoverable                                                      -               126,814
Securities in transit                                                  501,485                   811
Other assets                                                            18,587                31,800
Separate account assets                                                 24,744                     -
                                                            ------------------    ------------------
             Total assets                                   $       50,599,351    $       54,825,645
                                                            ==================    ==================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
Future policy and contract benefits                         $       12,125,609    $       14,938,656
Unearned premiums and fees                                           4,604,646             8,213,447
Policy and contract claims                                           1,229,397             1,152,201
Other policyholder funds                                             2,965,039             2,110,755
General insurance expenses and taxes                                   236,819               461,097
Federal income tax liability:
   Current                                                             390,230                     -
   Deferred                                                          1,955,793             2,199,780
Securities in transit                                                  499,706                     -
Payable to parent                                                      694,319               461,303
Other liabilities                                                      804,909               644,986
                                                            ------------------    ------------------
      Total liabilities                                             25,506,467            30,182,225
                                                            ------------------    ------------------

Stockholder's equity:
  Common stock, $10 par value, 200,000 shares
    authorized, issued and outstanding                               2,000,000             2,000,000
  Additional paid in capital                                         6,000,000             6,000,000
  Retained earnings                                                 14,845,309            13,961,376
  Accumulated other comprehensive income                             2,247,575             2,682,044
                                                            ------------------    ------------------
     Total stockholder's equity                                     25,092,884            24,643,420
                                                            ------------------    ------------------

         Total liabilities and stockholder's equity         $       50,599,351    $       54,825,645
                                                            ==================    ==================

See accompanying notes to financial statements.

                        NORTHSTAR LIFE INSURANCE COMPANY
                STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 2003, 2002, AND 2001

                                                              2003                   2002                   2001
                                                       -------------------    -------------------    -------------------
Revenues:
  Premiums                                             $         8,612,546    $        14,697,074    $        15,524,671
  Net investment income                                          2,409,231              2,536,495              2,423,114
  Net realized investment gains (losses)                           126,935                (57,601)                 1,077
  Other income                                                     103,869                 90,606                  1,790
                                                       -------------------    -------------------    -------------------
     Total revenues                                             11,252,581             17,266,574             17,950,652
                                                       -------------------    -------------------    -------------------

Benefits and expenses:
  Policyholder benefits                                          8,393,318              8,250,547              8,526,739
  Increase (decrease) in policy reserves                        (2,846,009)             1,145,092              2,635,156
  General operating expenses                                     3,190,228              4,966,790              5,468,019
  Amortization of deferred policy acquisition costs              1,585,450              1,425,296              1,293,832
  Capitalization of policy acquisition costs                      (429,149)            (1,231,069)            (1,726,355)
                                                       -------------------    -------------------    -------------------
     Total benefits and expenses                                 9,893,838             14,556,656             16,197,391
                                                       -------------------    -------------------    -------------------

       Income from operations before income taxes                1,358,743              2,709,918              1,753,261
                                                       -------------------    -------------------    -------------------

Federal income tax expense (benefit):
      Current                                                      482,272              1,320,690                488,736
      Deferred                                                      (7,462)              (374,980)               120,062
                                                       -------------------    -------------------    -------------------

        Total federal income tax expense                           474,810                945,710                608,798
                                                       -------------------    -------------------    -------------------

         Net income                                    $           883,933    $         1,764,208    $         1,144,463
                                                       ===================    ===================    ===================

Other comprehensive income (loss), net of tax:
      Unrealized gains on securities                   $          (434,469)   $         1,797,537    $           614,715
                                                       -------------------    -------------------    -------------------

        Total comprehensive income (loss), net of tax             (434,469)             1,797,537                614,715
                                                       -------------------    -------------------    -------------------

         Comprehensive income                          $           449,464    $         3,561,745    $         1,759,178
                                                       ===================    ===================    ===================

See accompanying notes to financial statements.

                        NORTHSTAR LIFE INSURANCE COMPANY
                  STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2003, 2002, AND 2001

                                                                 2003            2002             2001
                                                             ------------    ------------     ------------
Common stock:
   Total common stock                                        $  2,000,000    $  2,000,000     $  2,000,000
                                                             ============    ============     ============

Additional paid in capital:
   Total additional paid in capital                          $  6,000,000    $  6,000,000     $  6,000,000
                                                             ============    ============     ============
Retained earnings:
  Beginning balance                                          $ 13,961,376    $ 12,197,168     $ 11,052,705
  Net income                                                      883,933       1,764,208        1,144,463
                                                             ------------    ------------     ------------
    Total retained earnings                                  $ 14,845,309    $ 13,961,376     $ 12,197,168
                                                             ============    ============     ============

Accumulated other comprehensive income:
   Beginning balance                                         $  2,682,044    $    884,507     $    269,792
   Change in unrealized appreciation of securities               (434,469)      1,797,537          614,715
                                                             ------------    ------------     ------------
     Total accumulated other comprehensive income            $  2,247,575    $  2,682,044     $    884,507
                                                             ============    ============     ============

        Total stockholder's equity                           $ 25,092,884    $ 24,643,420     $ 21,081,675
                                                             ============    ============     ============

See accompanying notes to financial statements.

                        NORTHSTAR LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2003, 2002, AND 2001

                                                                            2003             2002            2001
                                                                        ------------     ------------     ------------
CASH FLOW FROM OPERATING ACTIVITIES

Net income                                                              $    883,933     $  1,764,208     $  1,144,463
   Adjustments to reconcile net income to net cash
       provided by (used for) operating activities:
        Change in future policy and contract benefits                     (2,813,047)       1,120,481        2,712,312
        Change in unearned premiums and fees                              (3,608,801)          25,437        1,406,101
        Change in policy and contract claims                                  77,196         (195,010)         222,221
        Change in other policyholder funds                                   854,284          250,132          209,911
        Change in accrued general insurance expenses and taxes              (224,278)         (81,972)          58,937
        Deferred tax provision                                                (7,462)        (374,980)         120,062
        Change in federal income tax recoverables - current                  517,044          137,718         (580,740)
        Change in other liabilities                                          159,923         (193,588)         576,873
        Change in premiums receivable                                        964,037          624,077          180,793
        Amortization of deferred policy acquisition costs                  1,585,450        1,425,296        1,293,832
        Capitalization of policy acquisition costs                          (429,149)      (1,231,069)      (1,726,355)
        Net realized investment (gains) losses                              (126,935)          57,601           (1,077)
        Change in accrued investment income                                   43,596          (59,336)        (108,710)
        Payable to parent                                                    233,016                -                -
        Other, net                                                            (9,879)         (55,332)          58,867
                                                                        ------------     ------------     ------------
   Total cash provided by (used for) operating activities                 (1,901,072)       3,213,663        5,567,490
                                                                        ------------     ------------     ------------

CASH FLOW FROM INVESTING ACTIVITIES

Proceeds from fixed maturity securities sold, matured, or repaid           6,425,776        9,012,908        2,542,269
Cost of fixed maturity securities acquired                                (3,544,254)     (10,959,900)     (10,205,053)
Other, net                                                                   (20,000)               -                -
                                                                        ------------     ------------     ------------
     Net cash provided by (used for) investing activities                  2,861,522       (1,946,992)      (7,662,784)
                                                                        ------------     ------------     ------------

CASH FLOW FROM FINANCING ACTIVITIES

Change in securities in transit                                                 (968)          (2,525)        (247,180)
Change in amounts in excess of bank balances                                       -         (273,594)         273,594
                                                                        ------------     ------------     ------------
     Net cash provided by (used for) financing activities                       (968)        (276,119)          26,414
                                                                        ------------     ------------     ------------
RECONCILIATION OF CASH AND CASH EQUIVALENTS

          Net increase (decrease) in cash and short-term investments         959,482          990,552       (2,068,880)

Cash and short-term investments, beginning of year                         2,636,496        1,645,944        3,714,824
                                                                        ------------     ------------     ------------
Cash and short-term investments, end of year                            $  3,595,978     $  2,636,496     $  1,645,944
                                                                        ============     ============     ============

See accompanying notes to financial statements.

                        NORTHSTAR LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

(1)  NATURE OF OPERATIONS

     Description of Business

     Northstar Life Insurance Company (the Company) is organized under the laws of the State of New York as a stock life company and is licensed as a life and health insurer. Minnesota Life Insurance Company (Minnesota Life) owns 100% of the issued and outstanding common stock of the Company.

     The Company's strategy is to be successful in carefully selected niche markets, primarily in New York, while focusing on the retention of existing business and the maintenance of profitability. To achieve this objective, the Company has divided its businesses into two market-focused business units: Financial Services and Group Insurance. Revenues, including net realized investment gains and losses, in 2003 for these business units were $9,793,085 and $1,459,496, respectively.

     The Company writes a portion of its credit life and disability business in its Financial Services market through a large broker. Premium revenue in 2003 connected to this distribution channel was approximately $540,000.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation

     The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America
     (GAAP).

     The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the financial statements.

     Insurance Revenues and Expenses

     Premiums are credited to revenue over the premium paying periods of the policies. Benefits and expenses are recognized in relation to premiums over the contract period via a provision for future policy benefits and the amortization of deferred policy acquisition costs. Investment income is recognized as earned, net of related investment expenses.

     Deferred Policy Acquisition Costs

     The costs of acquiring new and renewal business, which vary with and are primarily related to the production of new and renewal business, are generally deferred to the extent recoverable from future premiums or expected gross profits. Deferrable costs include commissions, underwriting expenses and certain other selling and issue costs.

     Deferred policy acquisition costs are amortized over the premium paying period in proportion to the ratio of annual premium revenues to ultimate anticipated premium revenues. The ultimate premium revenues are estimated based upon the same assumptions used to calculate the future policy benefits.

     Valuation of Investments

     Fixed maturity securities, which may be sold prior to maturity are classified as available-for-sale and are carried at fair value. Premiums and discounts are amortized or accreted over the estimated lives of the securities based on the interest yield method.

                                                                     (Continued)

                        NORTHSTAR LIFE INSURANCE COMPANY

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Valuation of Investments (continued)

     Cash equivalents are carried at cost, which approximates fair value. For purposes of cash flows, the Company considers all money market funds, certificates of deposit, and commercial paper with original maturity dates of less than twelve months to be short-term investments.

     Fair values of fixed maturity securities are based on quoted market prices, where available. If quoted market prices are not available, fair values are estimated using values obtained from either independent pricing services which specialize in matrix pricing and modeling techniques, independent broker bids, financial statement valuations, or internal appraisal.

     Credit Risk

     Financial instruments, consisting primarily of cash and cash equivalents, potentially subject the Company to concentration credit risk. The Company places its cash and short-term investments with high quality financial institutions and limits the amount of credit exposure with any one institution. Concentration of credit risk with respect to fixed maturity securities is limited because of the diverse geographic base and industries of the underlying issuers. This diversity is an integral component of the portfolio management process.

     Realized and Unrealized Gains and Losses

     Realized and unrealized gains and losses are determined on the specific identification method. Write-downs of available-for-sale securities are recorded as realized losses. Changes in the fair value of fixed maturity securities are recorded as a separate component of stockholder's equity, net of taxes.

     Impairments in the value of securities held by the Company, considered to be other than temporary, are recorded as a permanent reduction of the cost of the security, and a corresponding realized loss is recognized in the statements of operations and comprehensive income. The Company reviews all securities on a quarterly basis and recognizes impairment after evaluating various subjective and objective factors, such as the financial condition of the issuer, market and industry.

     Separate Accounts

     Separate account assets represent segregated funds administered by an unaffiliated asset management firm. These assets are invested by both an unaffiliated asset management firm and affiliate of the Company. The Company has contributed capital to fund potential Variable Group Universal Life cases sold. Assets consist principally of marketable securities and are reported at fair value, based upon the market value of the investments held in the segregated funds.

     Policyholder Liabilities

     Future policy and contract benefits are comprised of reserves for group and credit life, credit health and group accident and health products. The group life reserves were calculated using the net level premium method based upon assumptions regarding investment yield, mortality, morbidity, and withdrawal rates determined at the date of issue, commensurate with the Company's experience. Provision has been made in certain cases for adverse deviations from these assumptions. Credit life and credit health reserves are determined such that recognition of premium revenue is proportionate to the amount of insurance protection provided.

     Other policyholder funds are comprised primarily of provision for experience rating refunds and advance premium deposits.

                                                                     (Continued)

                        NORTHSTAR LIFE INSURANCE COMPANY

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Income Taxes

     The Company's federal income tax return is a consolidated life/non-life return under Minnesota Mutual Companies, Inc., the ultimate parent of Minnesota Life. The method of allocation between companies is subject to written agreement, approved by an officer of the Company. Allocation is based upon separate return calculations with a credit for any currently used net losses and tax credits. Intercompany tax balances are settled annually when the tax return is filed with the Internal Revenue Service.

     Current income taxes are charged to operations based upon amounts estimated to be payable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to the differences between financial statement carrying amounts and income tax basis of assets and liabilities.

     New Pronouncements

     In April 2003, the FASB issued Statement No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities (FAS 149). FAS 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under FAS 133. FAS 149 is effective for contracts entered into or modified after June 30, 2003. The adoption of FAS 149 on July 1, 2003 did not have a material impact on the results of operations or financial position of the Company.

     In May 2003, the FASB issued Statement No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity (FAS 150). FAS 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. FAS 150 is effective for financial instruments entered into or modified after May 31, 2003, otherwise effective for the first interim period beginning after June 15, 2003. The adoption of FAS 150 on July 1, 2003 did not have any impact on the results of operations or financial position of the Company.

     In December 2003, the FASB issued Statement No. 132, revised 2003, (FAS
     132), Employers' Disclosures about Pensions and Other Post Retirement Benefits, which amends disclosure requirements for pension plans and other post retirement benefit plans, effective for nonpublic entities for fiscal years ending after June 15, 2004. The Company will adopt FAS 132 for fiscal year ending December 31, 2004. The Company expects no material impacts to its results of operations or financial position due to the adoption of FAS 132.

     In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities - an interpretation of ARB No. 51, subsequently revised in December of 2003 (FIN 46). The provisions of FIN 46 for non-public entities apply immediately to variable interest entities (VIEs) created after December 31, 2003, and to VIEs in which an enterprise obtains an interest after that date. For VIEs created prior to December 31, 2003 the effective date of FIN 46 is the beginning of the first period beginning after December 15, 2004. FIN 46 changes the method of determining whether certain entities should be included in the Company's consolidated financial statements. An entity subject to FIN 46 is called a VIE if it has (1) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or
     (2) equity investors that cannot make significant decisions about the entity's operations, or that do not absorb the expected losses or receive the expected returns of the entity. A VIE is consolidated by its primary beneficiary, which is the party involved with the VIE that absorbs a majority of the expected losses, receives a majority of the expected residual returns or both. The Company continues to review the status of any VIEs it may be involved with. Based on this current review, the Company expects no material impacts to its results of operation or financial position due to the adoption of FIN 46.

                                                                     (Continued)

                        NORTHSTAR LIFE INSURANCE COMPANY

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     New pronouncements (continued)

     In July 2003, the AICPA issued Statement of Position 03-1 (SOP 03-1), Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. SOP 03-1 is effective for financial statements for fiscal years beginning after December 15, 2003. The Company will adopt SOP 03-1 as of January 1, 2004. The Company expects no material impacts to its results of operation or financial position due to the adoption of SOP 03-1.

     Reclassification

     Certain 2002 and 2001 financial statement balances have been reclassified to conform to the 2003 presentation.

(3)  INVESTMENTS

     Net investment income for the years ended December 31 was as follows:

                                          2003            2002            2001
                                      ------------    ------------    ------------
     Fixed maturity securities        $  2,496,536    $  2,588,790    $  2,401,988
     Short-term investments                 31,566          52,290         117,135
                                      ------------    ------------    ------------
                                         2,528,102       2,641,080       2,519,123

     Investment expenses                  (118,871)       (104,585)        (96,009)
                                      ------------    ------------    ------------
     Total                            $  2,409,231    $  2,536,495    $  2,423,114
                                      ============    ============    ============

     Net realized investment gains (losses) for the years ended December 31 were as follows:

                                          2003            2002            2001
                                      ------------    ------------    ------------
     Fixed maturity securities        $    126,805    $    (57,605)   $      1,077
     Short-term investments                      5               4               -
     Other invested assets                     125               -               -
                                      ------------    ------------    ------------
     Total                            $    126,935    $    (57,601)   $      1,077
                                      ============    ============    ============

     Gross realized gains on the sale of fixed maturity securities and short term investments for the years ended December 31, 2003, 2002, and 2001 were $156,541, $131,583, and $1,077, respectively. Gross realized losses on the sale of fixed maturity securities for the years ended December 31, 2003, 2002, and 2001 were $29,730, $189,184, and $0, respectively.

     Net unrealized gains included in stockholder's equity at December 31 were as follows:

                                          2003            2002
                                      ------------   ------------
     Gross unrealized gains           $  3,498,449   $  4,143,350
     Gross unrealized losses               (43,222)       (17,127)
     Deferred federal income taxes      (1,207,652)    (1,444,179)
                                      ------------   ------------
               Net unrealized gains   $  2,247,575   $  2,682,044
                                      ============   ============

                                                                     (Continued)

                        NORTHSTAR LIFE INSURANCE COMPANY

(3)  INVESTMENTS (CONTINUED)

     The amortized cost and fair value of investments in fixed maturity securities were as follows:

                                                       Gross Unrealized
                                   Amortized     ---------------------------       Fair
     December 31, 2003                Cost           Gains         Losses          Value
     --------------------------   ------------   ------------   ------------   ------------
     Federal government           $  3,809,286   $    489,234   $          -   $  4,298,520
     Corporate                      25,499,359      2,388,287         21,210     27,866,436
     Mortgage-backed securities      9,083,017        616,136         22,012      9,677,141
                                  ------------   ------------   ------------   ------------
     Total                        $ 38,391,662   $  3,493,657   $     43,222   $ 41,842,097
                                  ============   ============   ============   ============

                                                      Gross Unrealized
                                    Amortized   --------------------------      Fair
     December 31, 2002                Cost          Gains        Losses         Value
     --------------------------   ------------  ------------  ------------  ------------
     Federal government           $  4,432,583  $    648,767  $          -  $  5,081,350
     State and local government        134,821         9,494             -       144,315
     Corporate                      25,593,819     2,522,157        17,127    28,098,849
     Mortgage-backed securities     10,961,884       962,932             -    11,924,816
                                  ------------  ------------  ------------  ------------
     Total                        $ 41,123,107  $  4,143,350  $     17,127  $ 45,249,330
                                  ============  ============  ============  ============

     The amortized cost and fair value of investments in fixed maturity securities at December 31, 2003, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                               Amortized       Fair
                                                 Cost          Value
                                             ------------   ------------
     Due in one year or less                 $    244,866   $    256,618
     Due after one year through five years     13,654,976     14,733,227
     Due after five year through ten years     14,385,730     15,988,080
     Due after ten years                        1,023,073      1,187,031
                                             ------------   ------------
                                               29,308,645     32,164,956
     Mortgage-backed securities                 9,083,017      9,677,141
                                             ------------   ------------
     Total                                   $ 38,391,662   $ 41,842,097
                                             ============   ============

     At December 31, 2003 and 2002, investments in fixed maturity securities with a carrying value of $538,028 and $554,453, respectively, were on deposit with the State of New York as required by law.

(4)  FEDERAL INCOME TAXES

     Income tax expense varies from the amount computed by applying the federal income tax rate of 35% to income from operations before income taxes. The significant components of this difference were as follows:

                                                              2003          2002          2001
                                                           ----------    ----------    ----------
     Computed tax expense                                  $  475,560    $  948,471    $  613,641
     Difference between computed and actual tax expense:
            Dividends received deduction                         (933)       (2,811)       (4,624)
            Prior year due and unpaid adjustment                  183            43          (219)
            Expense adjustments and other                           -             7             -
                                                           ----------    ----------    ----------
                 Total tax expense                         $  474,810    $  945,710    $  608,798
                                                           ==========    ==========    ==========

                                                                     (Continued)

                        NORTHSTAR LIFE INSURANCE COMPANY

(4)  FEDERAL INCOME TAXES (CONTINUED)

     The tax effects of temporary differences that give rise to the Company's net deferred federal tax liability were as follows:

                                                         2003          2002
                                                     ------------   ------------
     Deferred tax assets:
             Policyholder liabilities                $    105,806   $      3,843
             Policyholder reserves                              -        442,549
             Tax deferred policy acquisition costs        338,036        350,091
             Other                                         35,821         38,515
                                                     ------------   ------------
                  Gross deferred tax assets               479,663        834,998
                                                     ------------   ------------
     Deferred tax liabilities:
             Policyholder reserves                   $     39,263   $          -
             Net premiums                                  15,262         16,274
             Basis difference on investments               69,582         66,410
             Deferred policy acquisition costs          1,100,558      1,505,263
             Net unrealized capital gains               1,207,652      1,444,179
             Other                                          3,139         2, 652
                                                     ------------   ------------
                  Gross deferred tax liabilities        2,435,456      3,034,778
                                                     ------------   ------------
                    Net deferred tax liability       $  1,955,793   $  2,199,780
                                                     ============   ============

     A valuation allowance for deferred tax assets was not considered necessary as of December 31, 2003 and 2002 because the Company believes that it is more likely than not that the deferred tax assets will be realized through future reversals of existing taxable temporary differences and future taxable income.

     Amounts for income taxes paid (received) for the years ended December 31, 2003, 2002 and 2001, were $(35,000), $1,183,000 and $1,069,000, respectively.

     The Company's tax returns for 2001 and 2002 will be under examination by the Internal Revenue Service (IRS) beginning in 2004. The Company believes that any additional taxes refunded or assessed as a result of this examination will not have a material effect on its financial position.

                                                                     (Continued)

                        NORTHSTAR LIFE INSURANCE COMPANY

(5) LIABILITY FOR UNPAID ACCIDENT AND HEALTH CLAIMS, RESERVE FOR LOSSES, AND CLAIM AND LOSS ADJUSTMENT EXPENSES

     Activity in the liability for unpaid accident and health claims and claim adjustment expenses is summarized as follows:

                                                    2003            2002             2001
                                                ------------    ------------    ------------
     Balance at January 1                       $  5,490,983    $  5,329,147    $  3,266,932
             Less: reinsurance recoverable            15,862          80,449               -
                                                ------------    ------------    ------------
     Net Balance at January 1                      5,475,121       5,248,698       3,266,932
                                                ------------    ------------    ------------
     Incurred related to:
             Current year                          3,674,821       5,446,684       5,781,748
             Prior years                             (91,838)       (681,413)        280,146
                                                ------------    ------------    ------------
     Total incurred                                3,582,983       4,765,271       6,061,894
                                                ------------    ------------    ------------
     Paid related to:
             Current year                          1,305,054       1,988,354       1,894,558
             Prior years                           2,729,412       2,550,494       2,185,570
                                                ------------    ------------    ------------
     Total paid                                    4,034,466       4,538,848       4,080,128
                                                ------------    ------------    ------------
     Net balance at December 31                    5,023,638       5,475,121       5,248,698
             Plus reinsurance recoverable                915          15,862          80,449
                                                ------------    ------------    ------------
     Balance at December 31                     $  5,024,553    $  5,490,983    $  5,329,147
                                                ============    ============    ============

     The liability for unpaid accident and health claims and claim adjustment expenses is included in future policy and contract benefits and policy and contract claims on the balance sheet.

     As a result of changes in estimates on claims incurred in prior years, the accident and health claims and claim adjustment expenses incurred decreased by 91,838 in 2003, decreased by $681,413 in 2002, and increased by 280,146 in 2001. These amounts are the result of normal reserve development inherent in the uncertainty of establishing the liability for unpaid accident and health claims and claim adjustment expenses.

(6)  FAIR VALUE OF FINANCIAL INSTRUMENTS

     The estimated fair value of the Company's financial instruments has been determined using available market information as of December 31, 2003 and 2002. Although management is not aware of any factors that would significantly affect the estimated fair value, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgement is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

     Please refer to Note 2 for additional fair value disclosures concerning investments in fixed maturity securities and short-term securities.

                                                                     (Continued)

                        NORTHSTAR LIFE INSURANCE COMPANY

(6)  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     The carrying amounts and fair values of the Company's financial instruments, which were classified as assets as of December 31, were as follows:

                                                      2003                           2002
                                           ---------------------------   ---------------------------
                                             Carrying        Fair          Carrying         Fair
                                              Amount         Value          Amount          Value
                                           ------------   ------------   ------------   ------------
     Fixed maturity securities:
              Available-for-sale           $ 41,842,097   $ 41,842,097   $ 45,249,330   $ 45,249,330
     Cash and cash equivalents                3,595,978      3,595,978      2,636,496      2,636,496
     Separate account assets                     24,744         24,744              -              -
                                           ------------   ------------   ------------   ------------
              Total financial assets       $ 45,462,819   $ 45,462,819   $ 47,885,826   $ 47,885,826
                                           ============   ============   ============   ============

(7)  RELATED PARTY TRANSACTIONS

     Net investment income includes expenses of $118,871, $104,595 and $95,999 for investment services provided by an affiliate, Advantus Capital Management, Inc., during 2003, 2002 and 2001, respectively. General expenses include $1,533,423, $1,586,950 and $1,631,323 for management services provided to the Company by Minnesota Life and Securian Financial Group in 2003, 2002 and 2001, respectively.

(8)  OTHER COMPREHENSIVE INCOME

     Comprehensive income is defined as any change in stockholder's equity originating from non-owner transactions. The Company had identified those changes as being comprised of net income and unrealized appreciation on securities.

     The components of comprehensive income other than net income are illustrated below:

                                                                       2003            2002            2001
                                                                   ------------    ------------    ------------
     Unrealized gains (losses) on securities                       $   (544,185)   $  2,823,043    $    946,793
           Less:  reclassification adjustment for gains (losses)
                Included in net income                                  126,811         (57,601)          1,077
                                                                   ------------    ------------    ------------
                                                                   $   (670,996)      2,765,442         945,716
     Income tax expense (benefit) related to items of other
           comprehensive income                                         236,527        (967,905)       (331,001)
                                                                   ------------    ------------    ------------
     Other comprehensive income, net of tax                        $   (434,469)   $  1,797,537    $    614,715
                                                                   ============    ============    ============

(9)  STATUTORY FINANCIAL DATA

     The Company also prepares financial statements according to statutory accounting practices prescribed or permitted by the Insurance Department of the State of New York (Insurance Department) for purposes of filing with the Insurance Department, the National Association of Insurance Commissioners (NAIC) and states in which the Company is licensed to do business. Statutory accounting practices focus primarily on solvency and surplus adequacy.

                                                                     (Continued)

                        NORTHSTAR LIFE INSURANCE COMPANY

(9)  STATUTORY FINANCIAL DATA (CONTINUED)

     The significant differences that exist between statutory and GAAP accounting, and their effects are illustrated below:

                                                             Year ended December
                                                        ----------------------------
                                                            2003            2002
                                                        ------------    ------------
     Statutory capital and surplus                      $ 19,539,690    $ 18,178,276
     Adjustments:
             Deferred policy acquisition costs             3,144,450       4,300,751
             Net unrealized investment gains               3,450,436       4,126,223
             Statutory asset valuation reserve                94,820          70,148
             Statutory interest maintenance reserve           (4,435)              -
             Premiums and fees deferred or receivable        (14,464)              -
             Change in reserve basis                       1,107,699         371,522
             Net deferred income taxes                    (2,698,705)     (2,541,863)
             Non-admitted assets                             473,393         154,560
             Other                                                 -         (16,197)
                                                        ------------    ------------
     Stockholder's equity as reported in the
        accompanying financial statements               $ 25,092,884    $ 24,643,420
                                                        ============    ============

                                                                   As of December 31
                                                      ------------------------------------------
                                                          2003           2002           2001
                                                      ------------   ------------   ------------
     Statutory net income                             $  1,215,189   $  2,671,350   $    666,489
     Adjustments:
             Deferred policy acquisition costs          (1,156,301)      (194,227)       432,523
             Statutory interest maintenance reserve         79,724         10,155          7,457
             Change in reserve basis                       737,859     (1,044,466)        76,683
             Net deferred income taxes                       7,462        374,980       (120,062)
             Other                                               -        (53,584)        81,373
                                                      ------------   ------------   ------------
     Net income as reported in the
         accompanying financial statements            $    883,933   $  1,764,208   $  1,144,463
                                                      ============   ============   ============

                                                                     (Continued)

                        NORTHSTAR LIFE INSURANCE COMPANY
SCHEDULE I - SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2003

                                                                                  As shown
                                                                  Market           on the
                                                  Cost (2)        Value       balance sheet (1)
                                                ------------   ------------   -----------------
Type of investment

Fixed maturity securities:
      United States government and government
          agencies and authorities              $  3,809,286   $  4,298,520     $  4,298,520
      Corporate securities                        25,499,359     27,866,436       27,866,436
      Mortgage-backed securities                   9,083,017      9,677,141        9,677,141
                                                ------------   ------------     ------------
          Total fixed maturity securities         38,391,662     41,842,097       41,842,097
                                                ------------   ------------     ------------
Equity securities:
                                                ------------   ------------     ------------
          Total equity securities                          -              -                -
                                                ------------   ------------     ------------
Total investments                               $ 38,391,662   $ 41,842,097     $ 41,842,097
                                                ============   ============     ============

(1) Fair value for fixed maturity securities classified as available-for-sale.

(2) Original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts for fixed maturity securities.

See independent auditors' report.

                        NORTHSTAR LIFE INSURANCE COMPANY
               SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION

                                           As of December 31,
                        -------------------------------------------------------
                                     Future policy
                         Deferred       benefits                   Other policy
                          policy     losses, claims                 claims and
                        acquisition  and settlement    Unearned      benefits
       Segment             costs       expenses (1)  premiums (2)     payable
----------------------  -----------  --------------  ------------  ------------
2003:
   Life insurance       $ 1,748,648  $    7,485,035  $  1,536,334  $    554,466
   Accident and
      health insurance    1,395,802       4,640,574     3,068,312       674,931
                        -----------  --------------  ------------  ------------
                        $ 3,144,450  $   12,125,609  $  4,604,646  $  1,229,397
                        ===========  ==============  ============  ============

2002:
   Life insurance       $ 2,320,589  $    9,696,290  $  2,351,582  $    568,167
   Accident and
      health insurance    1,980,162       5,242,366     5,861,865       564,369
                        -----------  --------------  ------------  ------------
                        $ 4,300,751  $   14,938,656  $  8,213,447  $  1,132,536
                        ===========  ==============  ============  ============

2001:
   Life insurance       $ 2,500,321  $    9,089,150  $  2,189,164  $    827,538
   Accident and
      health insurance    1,994,657       4,729,025     5,998,846       519,673
                        -----------  --------------  ------------  ------------
                        $ 4,494,978  $   13,818,175  $  8,188,010  $  1,347,211
                        ===========  ==============  ============  ============

                                                  For the years ended December 31,
                        -----------------------------------------------------------------------------------
                                                                  Amortization
                                                    Benefits,     of deferred
                                        Net       claims, losses     policy          Other
                          Premium    investment   and settlement  acquisition      operating     Premiums
       Segment          revenue (3)    income        expenses        costs          expenses    written (4)
----------------------  -----------  -----------  --------------  --------------  ------------  -----------
2003:
   Life insurance       $ 3,789,432  $ 1,349,170  $    1,995,464  $      781,339  $  2,043,133  $         -
   Accident and
      health insurance    4,823,114    1,060,061       3,551,845         804,111     1,147,095            -
                        -----------  -----------  --------------  --------------  ------------  -----------
                        $ 8,612,546  $ 2,409,231  $    5,547,309  $    1,585,450  $  3,190,228  $         -
                        ===========  ===========  ==============  ==============  ============  ===========

2002:
   Life insurance       $ 6,879,273  $ 1,445,804  $    4,458,247  $      691,052  $  2,598,573  $         -
   Accident and
      health insurance    7,843,238    1,090,691       4,962,829         734,244     2,368,217            -
                        -----------  -----------  --------------  --------------  ------------  -----------
                        $14,722,511  $ 2,536,495  $    9,421,076  $    1,425,296  $  4,966,790  $         -
                        ===========  ===========  ==============  ==============  ============  ===========

2001:
   Life insurance       $ 8,447,925  $ 1,502,326  $    5,364,350  $      611,785  $  3,021,910  $         -
   Accident and
      health insurance    8,482,847      920,788       7,203,646         682,047     2,446,109            -
                        -----------  -----------  --------------  --------------  ------------  -----------
                        $16,930,772  $ 2,423,114  $   12,567,996  $    1,293,832  $  5,468,019  $         -
                        ===========  ===========  ==============  ==============  ============  ===========

(1)  Includes policy and contract account balances

(2)  Includes unearned policy and contract fees

(3)  Includes policy and contract fees

(4)  Applies only to property and liability insurance

See independent auditors' report.

                        NORTHSTAR LIFE INSURANCE COMPANY
                            SCHEDULE IV - REINSURANCE
                  YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001

                                                                                                            Percentage
                                                            Ceded to       Assumed from                     of amount
                                            Gross            other            other             Net          assumed
                                            amount         companies         companies         amount         to net
                                        --------------   --------------   --------------   --------------   ----------
2003: Life insurance in force           $1,393,530,540   $   60,434,000   $      192,460   $1,333,289,000      0.0%
                                        ==============   ==============   ==============   ==============
      Premiums:
        Life insurance                  $    3,988,782   $      199,720   $          369   $    3,789,431      0.0%
        Accident and health insurance        4,825,321            2,748              542        4,823,115      0.0%
                                        --------------   --------------   --------------   --------------
          Total premiums                $    8,814,103   $      202,468   $          911   $    8,612,546      0.0%
                                        ==============   ==============   ==============   ==============

2002: Life insurance in force           $1,802,094,940   $   59,616,000   $      372,060   $1,742,851,000     0.02%
                                        ==============   ==============   ==============   ==============
      Premiums:
        Life insurance                  $    7,108,531   $      229,646   $          388   $    6,879,273      0.0%
        Accident and health insurance        7,844,447            1,593              384        7,843,238      0.0%
                                        --------------   --------------   --------------   --------------
          Total premiums                $   14,952,978   $      231,239   $          772   $   14,722,511      0.0%
                                        ==============   ==============   ==============   ==============

2001: Life insurance in force           $2,018,986,000   $   25,163,000   $      312,000   $1,994,135,000      0.0%
                                        ==============   ==============   ==============   ==============
      Premiums:
        Life insurance                  $    8,504,397   $       59,192   $        2,720   $    8,447,925      0.0%
        Accident and health insurance        8,481,821                -            1,026        8,482,847      0.0%
                                        --------------   --------------   --------------   --------------
          Total premiums                $   16,986,218   $       59,192   $        3,746   $   16,930,772      0.0%
                                        ==============   ==============   ==============   ==============

See independent auditors' report.